As filed with the Securities and Exchange Commission on April 20, 2004

Registration No. 333-93567/811-09747

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       PRE-EFFECTIVE AMENDMENT NO.                        ☐

                    POST-EFFECTIVE AMENDMENT NO. 6                     ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940

                                          Amendment No. 3                                         ☒

(Check appropriate box or boxes)

LIFE INVESTORS VARIABLE LIFE ACCOUNT A

(Exact Name of Registrant)

LIFE INVESTORS INSURANCE COMPANY OF AMERICA

(Name of Depositor)

4333 Edgewood Road NE

Cedar Rapids, IA 52499

(Address of Depositor’s Principal Executive Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code:

(319) 398-8511

Thomas E. Pierpan

Vice President and Associate General Counsel

Life Investors Insurance Company of America

570 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

Mary Jane Wilson-Bilik, Esq.

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2004, pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date), pursuant to paragraph (a)(1)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Flexible Premium Variable Life Insurance Policy

Issued by

Life Investors Variable Life Account A

Life Investors Insurance Company

Of America

4333 Edgewood Road NE

Cedar Rapids, Iowa 52499

(319) 398-8511

VARIABLE PROTECTOR PROSPECTUS

May 1, 2004

Life Investors Insurance Company of America (the “Company” or “we”) is offering the flexible premium variable life insurance policy (“Policy”) described in this prospectus. Certain Policy provisions may vary based on the state where the Company issues the Policy. The Policy is designed as a long-term investment that attempts to provide life insurance benefits if the Insured dies while the Policy is in effect. This prospectus provides information that a prospective owner should know before investing in the Policy. You should consider the Policy in conjunction with other insurance you own.

You can allocate your Policy’s values to:

•	Life Investors Variable Life Account A (the “Separate Account”), which invests in the portfolios listed on this page; or

•	a Fixed Account, which credits a specified rate of interest.

A prospectus for each of the portfolios available through the Separate Account must accompany this prospectus. Please read these documents before investing and save them for future reference.

Please note that the Policies and the portfolios:

•	are not guaranteed to achieve their goals;

•	are not federally insured;

•	are not endorsed by any bank or government agency; and

•	are subject to risks, including loss of the amount invested.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy. It also may not be to your advantage to take a Policy loan to buy additional life insurance.

The Securities and Exchange Commission has not approved or disapproved this Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The following portfolios are available:

•	Janus Aspen Series – Institutional Shares

Janus Aspen Growth Portfolio

Janus Aspen Worldwide Growth Portfolio

Janus Aspen Balanced Portfolio

Janus Aspen Capital Appreciation Portfolio

Janus Aspen Mid Cap Growth Portfolio

•	AIM Variable Insurance Funds – Series I

AIM V.I. Capital Appreciation Fund

AIM V.I. Government Securities Fund

AIM V.I. Growth Fund

AIM V.I. International Growth Fund

AIM V.I. Premier Equity Fund

•	Oppenheimer Variable Account Funds

Oppenheimer Main Street Fund/VA

Oppenheimer Multiple Strategies Fund/VA

Oppenheimer Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

•	Fidelity Variable Insurance Products Funds

Fidelity VIP Index 500 Portfolio (Initial Class)

Fidelity VIP Money Market Portfolio (Initial Class)

Fidelity VIP Growth Portfolio (Service Class)

Fidelity VIP Contrafund® Portfolio (Service Class)

Fidelity VIP Growth & Income Portfolio (Service Class)

Fidelity VIP Mid Cap Portfolio (Service Class 2)

Fidelity VIP Value Strategies Portfolio (Service Class 2)

•	MFS® Variable Insurance Trustsm – Service Shares

MFS New Discovery Series

MFS Total Return Series

MFS Utilities Series

MFS Mid Cap Growth Series

MFS Investors Growth Stock Series

MFS Value Series (Service Shares)

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Policy Benefits/Risks Summary

This summary describes the Policy’s important benefit and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•	The Policy is an individual flexible premium variable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation.

•	The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge that applies during the first 19 Policy years.

•	Fixed Account. You may place money in the Fixed Account where it earns at least 3% annual interest (4% for Policies issued in Florida). We may declare higher rates of interest, but are not obligated to do so. The Fixed Account is part of our general account.

•	Separate Account. You may direct your money in your Policy to any of the Subaccounts of the Separate Account. We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

•	Supplemental Benefits and Riders. Supplemental benefits and riders are available under the Policy. We deduct charges for these riders from Policy Value as part of the Monthly Deduction. These riders may not be available in all states.

Flexible Premiums

•	You can select a premium payment plan (monthly, quarterly, semi-annually, or annually), but you are not required to pay premiums according to the plan. The initial premium is due on or before the Policy Date. Thereafter, you may make subsequent premium payments, in any frequency or amount of $25 or more, at any time before the Maturity Date. We will not accept any premiums after the Maturity Date.

•	When you receive your Policy, the 10-day free look period begins (the free look period may be longer in some states). You may return the Policy during the free look period and receive a refund of all payments you made (less any withdrawals and Indebtedness).

•	We multiply each premium you pay by the expense charge, deduct that charge, and credit the resulting amount (the net premium) to the Policy Value.

•	You increase your risk of lapse if, during the No-Lapse Period, you do not regularly pay premiums at least as large as the Minimum Monthly Premium applicable to your Policy. Under certain circumstances, you may be required to pay extra premiums to prevent your Policy from lapsing without value.

No-Lapse Guarantee

•	In your application, you must select one of the No-Lapse Periods we offer: 5 Policy Years; 20 Policy Years; 30 Policy Years; or to Insured’s age 100. We will establish a Minimum Monthly Premium amount for your Policy based on the Insured’s age, sex, premium class, Specified Amount, riders, death benefit option and the selected No-Lapse Period. The Minimum Monthly Premium under your Policy is the amount you must pay to guarantee insurance coverage for the No-Lapse Period you select. Longer No-Lapse Periods require higher Minimum Monthly Premiums.

•	We will notify you if your Policy enters a 61-day grace period. Your Policy will lapse if you do not make a sufficient payment before the end of the grace period.

•	If your Policy is in the No-Lapse Period you have selected, then the Policy will not enter a 61-day grace period if the sum of premiums paid minus withdrawals and Indebtedness equals or exceeds the Cumulative Minimum Monthly Premium.

•	If your Policy is not in the No-Lapse Period you have selected, then your Policy will enter a 61-day grace period if the Cash Surrender Value on any Monthly Date is not enough to pay the next Monthly Deduction due.

In any case, your Policy will lapse if total Indebtedness equals or exceeds the Cash Surrender Value.

Variable Death Benefit

•	You must choose between two death benefit options under the Policy. After the first Policy Year, you may change death benefit options once each 12-month period. We calculate the death benefit under each death benefit option as of the Insured’s date of death.

•	Level death benefit is equal to the greater of:

•	the Specified Amount (which is the amount of insurance the owner selects); or

•	the Policy Value multiplied by the applicable Death Benefit Ratio.

•	Variable death benefit is equal to the greater of :

•	the Specified Amount plus the Policy Value; or

•	the Policy Value multiplied by the applicable Death Benefit Ratio.

•	We will reduce the death benefit proceeds by any outstanding Indebtedness and any past due Monthly Deductions. We will increase the death benefit proceeds by any additional insurance benefits you add by rider.

•	Under current tax law, the death benefit generally should be U.S. income tax-free to the beneficiary. Other taxes, such as estate taxes, may apply.

•	Change in Specified Amount. After the first Policy year, you may increase or decrease the Specified Amount once each 12-month period, subject to certain conditions.

Policy Value

•	Policy Value is the sum of your amounts in the Subaccounts and the Fixed Account. Policy Value is the starting point for calculating important values under the Policy, such as the Cash Surrender Value and the death benefit.

•	Policy Value varies from day to day, depending on the investment experience of the Subaccounts you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, withdrawals, and loans). We do not guarantee a minimum Policy Value.

•	Prior to the Investment Start Date, we allocate the net premiums to the Premium Suspense Account. On the first Valuation Date on or following the Investment Start Date, we will transfer the amounts in the Premium Suspense Account to the Subaccounts and the Fixed Account according to your allocation percentages.

Transfers

•	You may make 12 transfers among the Subaccounts and the Fixed Account each Policy year free of charge.

•	You must transfer at least $100 or the total value in the Subaccount or the Fixed Account if less than $100.

•	We charge $25 per transfer for the 13th and each additional transfer during a Policy Year.

•	Dollar cost averaging and asset rebalancing programs are available.

Loans

•	You may take a loan (minimum $250) from your Policy at any time. The maximum loan amount you may take is 90% (100% in certain states) of the Cash Surrender Value, minus 6 months of Monthly Deductions.

•	As collateral for the loan, we transfer an amount equal to the loan plus interest in advance until the next Policy Anniversary from the Separate Account and Fixed Account to the loan reserve (part of our Fixed Account). We credit interest on amounts in the loan reserve and we guarantee that the annual rate will not be lower than 3% (4% in Florida).

•	We charge you a maximum annual interest rate of 5.66% in advance on your loan. Interest is due and payable at the beginning of each Policy Year. Unpaid interest becomes part of the outstanding loan and accrues interest if it is not paid before the beginning of the next Policy Year.

•	After the 10th Policy Year, we consider certain portions of the loan amount to be preferred loans. The maximum preferred loan available in each Policy Year is 25% of the Policy Value (subject to the maximum loan amount). We charge an annual interest rate of 3.85% in advance on preferred loan amounts.

•	You may repay all or part of your Indebtedness at any time. Loan repayments must be at least $25 unless the loan amount is less than $25, in which case full payment is required. The payment must be clearly marked as “loan repayments” or we will credit them as premiums.

•	We deduct any unpaid Indebtedness from the proceeds payable on the Insured’s death.

•	Federal income taxes and a penalty tax may apply to loans you take against the Policy. The federal tax consequences of loans with preferred rates are uncertain.

Surrenders and Withdrawals

•	Surrender: At any time while the Policy is in force, you may make a written request to surrender your Policy and receive the Cash Surrender Value (i.e., the Policy Value on the date of surrender minus any surrender charge, and minus any Indebtedness). Life insurance coverage will end. The surrender charge will apply during the first 19 Policy Years after the Policy Date. An additional surrender charge will be applicable for 19 years from the date of any increase in the Specified Amount. Surrenders may have tax consequences. Early surrender would result in higher surrender charges.

•	Withdrawals: After the 1st Policy Year, you may make a written request to withdraw part of the Policy Value, subject to the following rules. Withdrawals may have tax consequences.

•	You may make one withdrawal in a Policy Year.

•	You must request at least $500;

•	If you request a withdrawal that will leave a Cash Surrender Value of less than $500, we will treat it as a surrender request; and

•	For each withdrawal, we deduct a fee equal to the lesser of $25 or 2% of the amount withdrawn.

•	If the Level Death Benefit Option is in effect, a withdrawal will reduce the Specified Amount by the amount of the withdrawal (excluding the withdrawal fee), subject to certain conditions, and will reduce the Policy Value by the amount of the withdrawal (including the fee). If the Variable Death Benefit Option is in effect, a withdrawal will not affect the Specified Amount.

Tax Benefits

We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code so that the death benefit generally should be excludible from the taxable income of the beneficiary. In addition, if the Policy is a Modified Endowment Contract (“MEC”), you should not be deemed to be in receipt of any taxable gains on Policy Value until you take a withdrawal, surrender the Policy, or we pay the maturity benefit. Moreover, transfers between the Subaccounts are not taxable transactions.

Policy Risks

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Investment Risks

If you invest your Policy Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Policy Value will decrease. In addition, we deduct Policy fees and charges from your Policy Value, which can significantly reduce your Policy Value. During times of poor investment performance, this deduction will have an even greater impact on your Policy Value. You could lose everything you invest and your Policy could lapse without value unless you pay additional premium. If you allocate net premiums to the Fixed Account, then we credit your Policy Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risk of Lapse

If your Policy fails to meet certain conditions, we will notify you that the Policy has entered a 61-day grace period and will lapse without value unless you make a sufficient payment during the grace period. You may reinstate a lapsed Policy.

If your Policy is in your selected No-Lapse Period, then the Policy will enter a grace period only if on a Monthly Date the Cash Surrender Value is not enough to pay the next Monthly Deduction due, and the sum of premiums paid minus withdrawals and Indebtedness is less than the Cumulative Minimum Monthly Premium.

If you make a withdrawal or take a Policy loan, increase the Specified Amount, or if you add, increase or decrease a rider, you will increase the risk of lapse. We deduct the total amount of your withdrawals and any Indebtedness from your premiums paid when we determine whether your premium payments are high enough to keep the No-Lapse Period in effect. Before you make a withdrawal, take a Policy loan, increase the Specified Amount, or add or decrease a rider, you should carefully consider the effect your action will have on the no-lapse guarantee.

If your Policy is not in your selected No-Lapse Period, then your Policy will enter a grace period if the Cash Surrender Value on a Monthly Date is not enough to pay the next Monthly Deduction due.

Your Policy also may lapse (whether or not you are in the selected No-lapse Period) if your Indebtedness reduces the Cash Surrender Value to zero.

A Policy lapse may have adverse tax consequences.

You may reinstate this Policy within 5 years after it has lapsed (and before the Maturity Date) if the Insured meets the insurability requirements and you pay the amount we require.

Tax Risks (Income Tax and MEC)

The death benefit is generally excludible from the gross income of the beneficiary although the death benefit may be subject to federal and state estate taxes. Under current law, you will generally not be taxed on partial or full surrenders until the cumulative surrender amount exceeds your tax basis in the Policy. Amounts received on full or partial surrenders in excess of your tax basis in the Policy are treated as ordinary income. However, during the first 15 Policy years, distributions from the Policy that are required under Section 7702 of the Internal Revenue Code because of a reduction in Policy benefits may be taxable as ordinary income to the extent of gain in the Policy without regard to the amount of prior partial surrenders, total premium paid or tax basis. Further, if your Policy is a modified endowment contract, a MEC, you will pay income taxes on partial and full surrender, loans or assignments of the Policy to the extent of any gains in the Policy on an “income out first” basis and without regard to prior partial surrenders or total premium paid. Also, a 10% penalty tax may apply. A Policy can become a MEC if premium paid into the Policy within the first seven policy years or at certain other times exceeds limits established by the Internal Revenue Code. For more information, see Federal Tax Considerations. As with any tax matter, you should consult with your own qualified tax advisor to apply the law to your particular circumstances.

If the Policy terminates while a loan is outstanding, you will realize taxable income to the extent the loan balance (including accrued interest) plus any Policy proceeds received at that time exceeds your basis in the Policy. Due to the possible volatility in the investment performance of the underlying portfolios, the Policy could terminate (giving rise to tax consequences) at an unexpected time.

Loan Risks

A Policy loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the loan from the Subaccounts and Fixed Account as collateral, and the loan collateral does not participate in the investment results of the Subaccounts or receive any higher current interest rate credited to the Fixed Account.

We charge interest on Policy loans at a rate of 5.66%. Interest is added to the amount of the loan to be repaid.

We reduce the amount we pay on the Insured’s death by the amount of any Indebtedness. Your Policy may lapse if your Indebtedness, plus fees, expenses and unfavorable investment experience, reduce the Cash Surrender Value to zero.

If a loan from a Policy is outstanding when the Policy is surrendered or lapses, or if a loan is taken out and the Policy is a MEC, then the amount of the outstanding Indebtedness will be taxed as if it were a withdrawal from the Policy. Moreover, the tax treatment of loans with preferred rates is uncertain.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the Insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical Policy with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy Value among the Subaccounts and the fixed account.

Transaction Fees

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge
Expense Charge: Expense Charge	Upon payment of each premium	5.0% of each premium payment	First 10 Policy years – 5.0% of each premium payment; and 2.5% of premiums in Policy years 11+

Transaction Fees

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge

Withdrawal Charge	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

Surrender Charge[1] • Minimum Charge	Upon full surrender during the first 19 Policy Years or during the 19 Policy Years from the date of any increase in the Specified Amount	$13.00 per $1,000 of Specified Amount during first Policy Year[2]	$13.00 per $1,000 of Specified Amount during first Policy Year[2]

• Maximum Charge		$58.00 per $1,000 of Specified Amount during first Policy Year[3]	$58.00 per $1,000 of Specified Amount during first Policy Year[3]

• Charge for a male insured, issue age 25, in the non-tobacco class, in Policy Year 3		$17.10 per $1,000 of Specified Amount	$17.10 per $1,000 of Specified Amount

Transfer Charge[4]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year

[1]	The surrender charge will vary based on the issue age, gender and premium class of the Insured, and the Specified Amount on the Policy Date and at the time of any increase in the Specified Amount. Each increase in specified amount will have its own 19 year surrender charge period starting on the date of the increase and surrender charges that are based upon the Insured’s age, gender and underwriting class at the time of the increase. The surrender charge is calculated as the surrender charge per $1,000 of specified amount. The surrender charge is highest in first Policy Year or the first year following any increase in the specified amount, and gradually declines over 19 years until it is zero at the end of the 19th Policy year after the Policy Date (or date of any specified amount increase). The surrender charge shown in the table may not be typical of the charges you will pay. Your Policy’s schedule page indicates the surrender charges applicable to your Policy. More detailed information about the surrender charges applicable to you is available from your agent.

[2]	This minimum surrender charge is based on an Insured with the following characteristics: Female, issue age 0, in the non-tobacco class. This minimum charge may also apply to Insureds with other characteristics.

[3]	This maximum surrender charge is based on an Insured with the following characteristics: Male, issue ages 55-60, in the tobacco class. This maximum charge may also apply to Insureds with other characteristics.

[4]	The first 12 transfers in a Policy year are free.

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge

Monthly Administrative Charge	Monthly on the Policy Date and on each Monthly Date	$10.00 per month	$10.00 per month

Cost of Insurance [5] (Without Substandard Premium Class Charges)[6] • Minimum Charge[7]	Monthly on the Policy Date and on each Monthly Date until the Insured reaches age 100	$0.06 per $1,000 of net amount at risk per month[8]	$0.06 per $1,000 of net amount at risk per month[8]

• Maximum Charge[9]		$14.95 per $1,000 of net amount at risk per month[8]	$11.25 per $1,000 of net amount at risk per month[8]

• Initial Charge for a male insured, issue age 25, in the non-tobacco class, face amount of $100,000 in Policy year [3]		$0.12 per $1,000 of net amount at risk per month[8]	$0.12 per $1,000 of net amount at risk per month[8]

Substandard Premium Class Charge**	Monthly on the Policy Date and on each Monthly Date until the Insured reaches age 100

• Minimum Charge		$0.00 per $1,000 of net amount at risk per month	$0.00 per $1,000 of net amount at risk per month

• Maximum Charge		$83.33 per $1,000 of net amount at risk per month	$83.33 per $1,000 of net amount at risk per month

[5]	Cost of insurance charges are based on the Insured’s issue age, gender, premium class, Specified Amount, Policy Year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the Insured. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

[6]	We may place Insureds in substandard premium classes with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to $83.33 monthly per $1,000 of net amount at risk.

[7]	This minimum charge is based on an Insured with the following characteristics: female, issue age 10, in the non-tobacco class and in the first Policy year. This minimum charge may also apply to Insureds with other characteristics.

[8]	The net amount at risk equals the death benefit on a Monthly Date, divided by 1.0024663 (1.0032737 for Policies issued in Florida), minus the Policy Value on such Monthly Date.

[9]	This maximum charge is based on an Insured with the following characteristics: male, issue age 85, in the tobacco class and in the first Policy year. This maximum charge may also apply to Insureds with other characteristics.

**	Substandard premium class charges are additional charges assessed on Policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines.

Periodic Charges Other Than Portfolio Operating Expenses

	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge	Current Charge
Substandard Premium Class Charge (continued)

• Initial Charge for a male insured, issue age 25, in the non-tobacco class, face amount of $100,000 in Policy year 3		$0.00 per $1,000 of net amount at risk per month	$0.00 per $1,000 of net amount at risk per month

Mortality and Expense Risk Charge	Daily	Annual rate of 0.75% of daily net assets of each subaccount in which you are invested	Annual rate of 0.75% of daily net assets of each subaccount in which you are invested

Loan Interest Spread[10]	On Policy Anniversary or earlier as applicable[11]	3.0% (effective annual rate)	2.0% (effective annual rate)

Optional Rider Charges:[12]

Accidental Death Benefit Rider	Monthly on the Policy Date and on each Monthly Date	Charge assessed per $1,000 of rider face amount each month:	Charge assessed per $1,000 of rider face amount each month:

• Minimum Charge		$0.08 per $1,000 (male or female, issue ages 0-31)	$0.08 per $1,000 (male or female, issue ages 0-31)

• Maximum Charge		$0.11 per $1,000 (male or female, age 55)	$0.11 per $1,000 (male or female, age 55)

• Charge for a male insured, issue age 25, non-tobacco class, in Policy Year 3		$0.08 per $1,000	$0.08 per $1,000

[10]	The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 6.0%, guaranteed not to exceed 6.0%) and the amount of interest we credit to the amount in your loan reserve account (currently, an effective rate of 4.0%, guaranteed to be at least an effective annual rate of 3.0% (4.0% for Policies issued in Florida)). After the 10th Policy Year, we will charge preferred loan interest rates, which are lower than the interest rates we charge on other loans, on a portion of the loan amount. The maximum loan interest spread on preferred loans is 1% (effective annual rate).

[11]	While a Policy loan is outstanding, loan interest is payable in advance on each Policy anniversary.

[12]	Optional rider charges (except for the Terminal Illness Accelerated Benefit Rider) are added to the monthly deduction and (except for the Children’s Benefit Rider) generally vary based on the Insured’s issue age, gender, or underwriting class, the Policy Year, the rider’s face amount, and/or the net amount at risk. Charges based on actual age may increase as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge	Current Charge
Waiver of Premium Benefit	Monthly on the Policy Date and on each Monthly Date	Charge assessed per $10 of monthly premium:	Charge assessed per $10 of monthly premium:

• Minimum Charge		$0.18 per $10 of monthly premium (issue ages 15, male)	$0.18 per $10 of monthly premium (issue ages 15, male)

• Maximum Charge		$1.02 per $10 of monthly premium (issue ages 55, female)	$1.02 per $10 of monthly premium (issue ages 55, female)

• Charge for a male insured, issue age 25, in Policy Year 3		$0.22 per $10 of monthly premium	$0.22 per $10 of monthly premium

Waiver of Monthly Deduction	Monthly on the Policy Date and on each Monthly Date	Charge assessed per $1,000 of net amount at risk each month:	Charge assessed per $1,000 of net amount at risk:

• Minimum Charge		$0.03 per $1,000 of net amount at risk (issue ages 15 – 25, male)	$0.03 per $1,000 of net amount at risk (issue ages 15 – 25, male)

• Maximum Charge		$0.39 per $1,000 of net amount at risk (issue age 55, female)	$0.39 per $1,000 of net amount at risk (issue age 55, female)

• Charge for a male insured, issue age 25, in Policy Year 3		$0.03 per $1,000 of net amount at risk	$0.03 per $1,000 of net amount at risk

Children’s Benefit	Monthly on Policy Date and on each Monthly Date	Charge assessed per $1,000 of rider face amount each month: $0.50 per $1,000 (attained ages 0 – 25, male and female)	Charge assessed per $1,000 of rider face amount each month: $0.50 per $1,000 (attained ages 0 – 25, male and female)

Level One-Year Term Insurance	Monthly on Policy Date and on each Monthly Date	Charge assessed per $1,000 of rider face amount each month:	Charge assessed per $1,000 of rider face amount each month:

• Minimum Charge		$0.06 per $1,000 (female, issue age 0, non-tobacco class, Policy Year 7)	$0.02 per $1,000 (female, issue age 0, non-tobacco class, Policy Year 7)

• Maximum Charge		$83.33 per $1,000 (male, issue age 80, tobacco class, Policy Year 20)	$24.78 per $1,000 (male, issue age 80, tobacco class, Policy Year 20)

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge	Current Charge
Level One-Year Term Insurance (continued)

• Charge for a male insured, issue age 25, in the non-tobacco class, face amount of $100,000, in Policy Year 3		$0.12 per $1,000	$0.12 per $1,000

Additional Insured’s Level One-Year Term Insurance	Monthly on Policy Date and on each Monthly Date	Charge assessed per $1,000 of rider face amount each month:	Charge assessed per $1,000 of rider face amount each month:

• Minimum Charge		$0.06 per $1,000 (female, issue age 0, non-tobacco class, Policy Year 7)	$0.02 per $1,000 (female, issue age 0, non-tobacco class Policy Year 7)

• Maximum Charge		$83.33 per $1,000 (male, issue age 80, tobacco class, Policy Year 20)	$24.78 per $1,000 (male, issue age 80, tobacco class, Policy Year 20)

• Charge for a male insured, issue age 25, in the non-tobacco class, face amount of $100,000, in Policy Year 3		$0.12 per $1,000	$0.12 per $1,000

Guaranteed Insurability Benefit	Monthly on Policy Date and on each Monthly Date	Charge assessed per $1,000 of rider face amount each month:	Charge assessed per $1,000 of rider face amount each month:

• Minimum Charge		$0.05 per $1,000 (female, issue age 0)	$0.05 per $1,000 (female, issue age 0)

• Maximum Charge		$0.17 per $1,000 (male, issue age 37)	$0.17 per $1,000 (male, issue age 37)

• Charge for a male insured, issue age 25		$0.13 per $1,000	$0.13 per $1,000

Terminal Illness Accelerated Benefit	When rider is exercised	Discount Factor[13]	Discount Factor[13]

[13]	We reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit.

Range of Expenses for the Portfolios1

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2003. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.29%	1.43%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[2]	0.28%	1.29%

[1]	The portfolio expenses used to prepare this table were provided to Life Investors by the funds. Life Investors has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2003. Current or future expenses may be greater or less than those shown.

[2]	The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements that require a portfolio’s investment adviser to reimburse or waive portfolio expenses for two (2) portfolios until May 1, 2005.

Life Investors, the Separate Account, the Fixed Account and the Portfolios

Life Investors Insurance Company of America

Life Investors Insurance Company of America located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499 is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

The Separate Account

We established Life Investors Variable Life Account A as a separate investment account under Iowa law on July 1, 1999. We own the assets in the Separate Account and we may use assets in the Separate Account to support other variable life insurance policies we issue. The Separate Account is registered with the Securities and Exchange Commission as an unit investment trust under the Investment Company Act of 1940, as amended and qualifies as a “separate account” within the meaning of the federal securities laws.

We have divided the Separate Account into Subaccounts, each of which invests in shares of one portfolio among the following mutual funds:

•	Janus Aspen Series (managed by Janus Capital Management LLC)

•	AIM Variable Insurance Funds (advised by A I M Advisors, Inc.)

•	Oppenheimer Variable Account Funds (managed by OppenheimerFunds, Inc.)

•	Fidelity Variable Insurance Products Funds (managed by Fidelity Management & Research Company)

•	MFS® Variable Insurance Trustsm (managed by Massachusetts Financial Services Company)

The Subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a Subaccount of the Separate Account reflect the Subaccount’s own investment experience and not the investment experience of our other assets. We may not use the Separate Account’s assets to pay any of our liabilities other than those arising from the Policies. If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

The Separate Account may include other Subaccounts that are not available under the Policies and are not discussed in this prospectus. As permitted by applicable law, we reserve the right to:

1.	Create new separate accounts;

2.	Combine the Separate Account with other separate accounts;

3.	Remove, combine or add Subaccounts and make the new Subaccounts available to you at our discretion;

4.	Make new portfolios available under the Separate Account or remove existing portfolios;

5.	Substitute new portfolios for any existing portfolios if shares of a portfolio are no longer available for investment or if we determine that investment in a portfolio is no longer appropriate in light of the Separate Account’s purposes;

6.	Deregister the Separate Account under the Investment Company Act of 1940 if such registration is no longer required;

7.	Operate the Separate Account as a management investment company under the Investment Company Act of 1940, or as any other form permitted by law;

8.	Manage the Separate Account under the direction of a committee at any time;

9.	Make other structural and operational changes affecting the Separate Account;

10.	Fund additional classes of variable life insurance contracts through the Separate Account; and

11.	Make any changes required by the Investment Company Act of 1940 or any other law.

The portfolios, which sell their shares to the Subaccounts, may discontinue offering their shares to the Subaccounts. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

The Fixed Account

The Fixed Account is part of our general account. We own the assets in the general account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, the Company has sole discretion over investment of the Fixed Account’s assets. The Company bears the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3% (4% for Policies issued in Florida). We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate nor any duration for such rates.

We have not registered the Fixed Account with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account.

The Portfolios

The Separate Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the Securities and Exchange Commission as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the Securities and Exchange Commission.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio generally has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain Subaccounts and corresponding portfolios may not be available to residents of some states.

The following table summarizes each portfolio’s investment objective(s) and policies. There is no assurance that any of the portfolios will achieve its stated objective(s). An investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency and, during periods of low interest rates, the yields of money market subaccounts may become extremely low and possibly negative. Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

You can find more detailed information about the portfolios, including a description of risks, in the prospectuses for the portfolios. You may obtain a free copy of the prospectuses for the portfolios by contacting us at 1-800-625-4213. You should read these prospectuses carefully and retain them for future reference.

Portfolio	Adviser and Investment Objective
Janus Aspen Growth Portfolio	Janus Capital Management LLC • Seeks long-term growth of capital in a manner consistent with the preservation of capital. Invests primarily in common stocks of issuers of any size.

Janus Aspen Worldwide Growth Portfolio

Janus Capital Management LLC

•      Seeks long-term growth of capital in a manner consistent with the preservation of capital. Invests primarily in common stocks of foreign and domestic issuers of any size.

Janus Aspen Balanced Portfolio	Janus Capital Management LLC • Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Janus Aspen Capital Appreciation Portfolio	Janus Capital Management LLC • Seeks long-term growth of capital. Invests in common stocks of issuers of any size.

Janus Aspen Mid Cap Growth Portfolio	Janus Capital Management LLC • Seeks long-term growth of capital. Normally invests at least 50% of its equity assets in securities issued by medium-sized companies.

AIM V.I. Capital Appreciation Fund – Series I	A I M Advisors, Inc. • Seeks to provide growth of capital.

AIM V.I. Government Securities Fund – Series I	A I M Advisors, Inc. • Seeks to achieve a high level of current income consistent with reasonable concern for safety of principal.

AIM V.I. Growth Fund – Series I	A I M Advisors, Inc. • Seeks to provide growth of capital.

AIM V.I. International Growth Fund – Series I	A I M Advisors, Inc. • Seeks to provide long-term growth of capital.

AIM V.I. Premier Equity Fund – Series I	A I M Advisors, Inc. • Seeks to achieve long-term growth of capital. Income is a secondary objective.

Oppenheimer Main Street Fund/VA	Oppenheimer Funds, Inc. • Seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.

Portfolio	Adviser and Investment Objective

Oppenheimer Multiple Strategies Fund/VA	Oppenheimer Funds, Inc. • Seeks a high total investment return, which includes current income and capital appreciation in the value of its shares.

Oppenheimer Bond Fund/VA	Oppenheimer Funds, Inc. • Seeks a high level of current income as its primary objective. As a secondary objective, seeks capital appreciation when consistent with its primary objective.

Oppenheimer Strategic Bond Fund/VA	Oppenheimer Funds, Inc. • Seeks a high level of current income principally derived from interest on debt securities.

Oppenheimer High Income Fund/VA

Oppenheimer Funds, Inc.

•      Seeks a high level of current income from investment in high-yield, fixed-income securities. Investments include unrated securities or high-risk securities in the lower rating categories, commonly known as “junk bonds,” which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities.

Oppenheimer Main Street Small Cap Fund/VA	Oppenheimer Funds, Inc. • Seeks capital appreciation to make your investment grow. The fund invests mainly in common stocks of “small-cap” companies.

Fidelity VIP Index 500 Portfolio (Initial Class)

Fidelity Management & Research Company

•      Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500sm Index (S&P 500®).

Fidelity VIP Money Market Portfolio (Initial Class)	Fidelity Management & Research Company • Seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Fidelity VIP Growth Portfolio (Service Class)	Fidelity Management & Research Company • Seeks to achieve capital appreciation.

Fidelity VIP Contrafund® Portfolio (Service Class)	Fidelity Management & Research Company • Seeks long-term capital appreciation.

Fidelity VIP Value Strategies Portfolio (Service Class 2)	Fidelity Management & Research Company • Seeks capital appreciation.

MFS New Discovery Series (Service Class)	Massachusetts Financial Services Company • Seeks capital appreciation (referred to as the New Discovery Series).

Portfolio	Adviser and Investment Objective
MFS Utilities Series (Service Class)

Massachusetts Financial Services Company

•      Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) (referred to as the Utilities Series).

MFS Mid Cap Growth Series (Service Class)	Massachusetts Financial Services Company • Seeks long-term growth of capital (referred to as the Mid Cap Growth Series).

MFS Investors Growth Stock Series (Service Class)	Massachusetts Financial Services Company • Seeks to provide long-term growth of capital and future income rather than current income (referred to as the Investors Growth Stock Series).

MFS Value Series (Service Class)	Massachusetts Financial Services Company • Seeks capital appreciation and reasonable income.

We may receive expense reimbursements or other revenues from the underlying portfolios or their managers. The amount of these reimbursements or revenues (1) may be substantial; (2) may be different for different portfolios; (3) may depend on the amount of assets that we have invested in the portfolio; and (4) currently range from 0% to 2.04% of the assets we have invested in the portfolio.

Addition, Deletion, or Substitution of Investments

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any Subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a Subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the Variable Account securities from other portfolios. We reserve the right to transfer Variable Account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

Voting Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Policy Value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain Owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took such action.

Charges and Deductions

We make certain charges and deductions under the Policy in consideration for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide:	• the death benefit, cash and loan benefits under the Policy • investment options, including premium allocations • administration of elective options • the distribution of reports to Owners
Costs and expenses we incur:

•      costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders)

•      overhead and other expenses for providing services and benefits

•      sales and marketing expenses

•      other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees

Risks we assume:

•      that the cost of insurance charges we may deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate

•      that the costs of providing the services and benefits under the Policies exceed the charges we deduct

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Expense Charge

We deduct an expense charge from each premium payment to compensate us for distribution expenses and state and local premium taxes. We credit the remaining amount (the net premium) to your Policy Value according to your allocation instructions. The expense charge currently varies by Policy Year and is guaranteed not to exceed 5% of each premium in any Policy Year:

Premiums paid during first 10 Policy Years: expense charge = 5%

Premiums paid after first 10 Policy Years: expense charge = 2.5%

While we may change the expense charge, we guarantee that the expense charge will not exceed 5% of premiums paid in any Policy Year.

That portion of the expense charge, if any, that may be attributable to premium taxes may not reflect the actual premium tax charged in your state. Rather, it is an average of the premium tax expenses we expect to incur. As a result, the expense charge will not vary with the state of residence of the Owner.

Monthly Deduction

We deduct a Monthly Deduction from the Policy Value on the Policy Date and on each Monthly Date. We will make deductions from each Subaccount and the Fixed Account on a pro rata basis (i.e., in the same proportion that the value in each Subaccount and the Fixed Account bears to the total Policy Value on the Monthly Date). Because portions of the Monthly Deduction (such as the cost of insurance) can vary from month-to-month, the Monthly Deduction will also vary.

The Monthly Deduction has four components:

•	a cost of insurance charge for the Policy;

•	a $10 monthly administrative charge;

•	charges for any riders; and

•	any charges for a substandard premium class rating.

Cost of Insurance. We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit. The rate of this charge depends on a number of variables (the Insured’s age, gender, premium class, and Specified Amount) that would cause the charge to vary from Policy to Policy and from Monthly Date to Monthly Date.

We calculate the cost of insurance charge separately for the initial Specified Amount and for any increase in Specified Amount. If we approve an increase in your Policy’s Specified Amount, then a different premium class (and a different cost of insurance charge) may apply to the increase, based on the Insured’s circumstances at the time of the increase.

Cost of Insurance Charge

The cost of insurance charge is equal to:

•      the monthly cost of insurance rate; multiplied by

•      the net amount at risk for your Policy on the Monthly Date.

The net amount at risk is equal to:

•      the death benefit at the beginning of the month; divided by

•      1.0024663 (1.0032737 for Policies issued in Florida) which is a “risk rate divisor” (a factor that reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 3.0% (4.0% for Policies issued in Florida)); minus

•      the Policy Value at the beginning of the month.

We base the cost of insurance rates on the Insured’s age, sex, premium class and Specified Amount. The factors that affect the net amount at risk include the investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you chose, as well as any Policy transactions (such as loans, partial withdrawals, transfers, and changes in specified amount). The actual monthly cost of insurance rates are based on our expectations as to future mortality experience and expenses. The actual rates we charge will never be greater than the guaranteed amount stated in your Policy. These guaranteed rates are based on the 1980 Commissioner’s Standard Ordinary (C.S.O.) Mortality Tables and the Insured’s age and premium class. For standard premium classes, these guaranteed rates will never be greater than the rates in the 1980 C.S.O. tables.

To determine the monthly cost of insurance rates we refer to a schedule of current cost of insurance rates using the Insured’s gender, attained age, and premium class determined after underwriting. The underwriting class of the Insured will affect the cost of insurance rate. We currently place Insureds into preferred, standard and substandard classes.

Monthly Administrative Charge. Each month we deduct a $10 monthly administrative charge to compensate us for expenses such as record keeping, processing death benefit claims and Policy changes, and overhead costs. This charge will not exceed $10 per month.

Charges for Riders. The Monthly Deduction includes charges for any supplemental insurance benefits you add to your Policy by rider.

•	Accidental Death Benefit Rider. We assess a charge based on the rider face amount.

•	Waiver of Premium Benefit. We assess a charge per $1,000 of monthly premium.

•	Waiver of Monthly Deduction. We assess a charge per $1,000 of net amount at risk.

•	Children’s Benefit. We assess a charge per $1,000 of rider face amount, regardless of the number of children insured.

•	Level One-Year Term Insurance. We assess a charge per $1,000 of rider face amount.

•	Additional Insured’s Level One-Year Term Insurance. We assess a charge per $1,000 of rider face amount.

•	Guaranteed Insurability Benefit. We assess a charge per $1,000 of rider face amount.

•	Terminal Illness Accelerated Benefit. We do not assess an administrative charge for this benefit. We do reduce the single sum benefit by a discount factor to compensate us for anticipated lost income from early payment of the death benefit.

Charges for a Substandard Premium Class Rating. The Monthly Deduction includes a charge we apply if our underwriting places the Insured in a substandard premium class rating. Insureds in a substandard premium class rating are considered to have higher mortality risks based on our underwriting standards and guidelines, and consequently are assessed higher cost of insurance rates. If the Insured possesses additional mortality risks, we may add substandard premium class charges to the monthly cost of insurance rates up to $83.33 per $1,000 of net amount at risk.

Mortality and Expense Risk Charge

We deduct a daily charge from each Subaccount (not the Fixed Account) to compensate us for certain mortality and expense risks we assume. The mortality risk is that an Insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy. This charge is equal to:

•	the assets in each Subaccount, multiplied by

•	0.00002047, which is the daily portion of the annual mortality and expense risk charge rate of 0.75% during all Policy Years.

If this charge, combined with other Policy charges, does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose including covering distribution and other expenses.

Surrender and Withdrawal Charges

Surrender Charge. If you surrender your Policy during the first 19 Policy Years (or during the 19-year period following an increase in Specified Amount), we deduct a surrender charge from your Policy Value and pay the remaining amount (less any outstanding Indebtedness) to you. The payment you receive is called the Cash Surrender Value. The surrender charge varies based on your age, sex, premium class, and Specified Amount on the Policy Date and at the time of any increase in Specified Amount. The highest surrender charge on any Policy occurs in the first Policy Year or the first year following an increase in the Specified Amount. An increase in the Specified Amount will increase the surrender charge and extend the period during which surrender charges apply, and such surrender charge will be based on the Insured’s age, gender, and premium class at the time of the increase. A decrease in the Specified Amount will not result in a decrease in the surrender charge. The maximum surrender charge for any Insured is $58 per $1,000 of Specified Amount.

The table below provides the maximum applicable surrender charges for the initial Specified Amount for selected sample Insureds. Your Policy’s specifications page indicates the surrender charges applicable to your Policy. A separate surrender charge that lasts for 19 years applies to each Specified Amount increase. No surrender charges are assessed upon withdrawals or Specified Amount decreases.

Surrender Charge per $1,000 of Specified Amount; Insured Age 35

Policy Year	Male Non-Tobacco and Preferred	Male Tobacco	Female Non-Tobacco and Preferred	Female Tobacco
1	$24.00	$28.00	$22.00	$24.00
2	$22.80	$26.60	$20.90	$22.80
3	$21.60	$25.20	$19.80	$21.60
4	$20.40	$23.80	$18.70	$20.40
5	$19.20	$22.40	$17.60	$19.20
6	$18.00	$21.00	$16.50	$18.00
7	$16.80	$19.60	$15.40	$16.80
8	$15.60	$18.20	$14.30	$15.60
9	$14.40	$16.80	$13.20	$14.40
10	$13.20	$15.40	$12.10	$13.20
11	$12.00	$14.00	$11.00	$12.00
12	$10.80	$12.60	$ 9.90	$10.80
13	$ 9.60	$11.20	$ 8.80	$ 9.60
14	$ 8.40	$ 9.80	$ 7.70	$ 8.40
15	$ 7.20	$ 8.40	$ 6.60	$ 7.20
16	$ 6.00	$ 7.00	$ 5.50	$ 6.00
17	$ 4.80	$ 5.60	$ 4.40	$ 4.80
18	$ 3.60	$ 4.20	$ 3.30	$ 3.60
19	$ 2.40	$ 2.80	$ 2.20	$ 2.40
20	$ 0.00	$ 0.00	$ 0.00	$ 0.00

The surrender charge may be significant. You should carefully calculate this charge before you request a surrender. For older insureds, the charge will be higher than the figures shown above. Under some circumstances the level of surrender charges might result in no Cash Surrender Value available.

Withdrawal Charge. After the first Policy Year, you may request a partial withdrawal from your Policy Value. For each withdrawal, we will deduct from your Policy Value a fee equal to the lesser of $25 or 2% of the amount withdrawn.

Transfer Charge

•	We currently allow you to make 12 transfers each Policy Year free of charge.

•	We charge $25 for the 13th and each additional transfer among the Subaccounts and Fixed Account during a Policy Year. We will not increase this charge.

•	For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer request.

•	We deduct the transfer charge from the amount being transferred.

•	Transfers we effect to reallocate amounts on the Investment Start Date, and transfers due to dollar cost averaging, asset rebalancing, or loans, do not count as transfers for the purpose of assessing this charge.

Loan Interest Charge

We currently charge interest on Policy loans at an annual interest rate of 5.66%, (6% annual effective rate) payable in advance on each Policy anniversary. We also will credit the amount in the loan reserve with interest at an effective annual rate of 3.0% (4% for Policies issued in Florida). After the 10th Policy Year, you may receive preferred rates on loans up to 25% on the Policy Value. We charge a maximum annual interest rate of 3.85% (4% annual effective rate), payable in advance, on preferred loan amounts.

Portfolio Expenses

The value of the net assets of each Subaccount reflects the investment advisory (management) fees and other expenses incurred by the corresponding portfolio in which the Subaccount invests. These fees and expenses reduce the value of your portfolio shares. Some portfolios deduct 12b-1 fees from portfolio assets. For further information on the management fees, see the portfolios’ prospectuses.

Our affiliate, AFSG Securities Corporation (“AFSG”), the principal underwriter for the Policies, will receive the 12b-1 fees deducted from portfolio assets for providing shareholder support services to the portfolios. We and our affiliates, including the principal underwriter for the Policies, may receive compensation from the investment advisers, administrators, and/or distributors (and an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Policy and may be significant. Some advisers, administrators, distributors or portfolios may pay us (and our affiliates) more than others.

The Policy

Ownership Rights

The Policy belongs to the owner named in the application. The Owner may exercise all of the rights and options described in the Policy. The Owner is the Insured unless the application specifies a different person as the Insured. If the Owner dies before the Insured and no contingent Owner is named, then Ownership of the Policy will pass to the Owner’s estate. The principal rights an Owner may exercise are:

•	to designate or change beneficiaries;

•	to receive amounts payable before the death of the Insured;

•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

•	to change the Owner of the Policy; and

•	to change the Specified Amount of the Policy.

Modifying the Policy

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president, a vice president, our secretary, or one of our officers. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

•	to conform the Policy, our operation, or the Separate Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company or the Separate Account is subject; or

•	to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

•	to reflect a change in the Separate Account’s operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we reserve the right to amend the provision to conform with such laws.

Purchasing a Policy

To purchase a Policy, you must submit a completed application and an initial premium to us at our Home Office. You may also send the application and initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy.

Generally, the Policy is available for Insureds between issue ages 0-85 for non-tobacco risk classes, and between issue ages 18-85 for tobacco risk classes. Issue ages in California are limited to a maximum age of 59. Starting at Specified Amounts over $250,000, we add a better risk class (preferred) for non-tobacco users only. Preferred rates are available for issue ages 18-75. We can provide you with details as to these underwriting standards when you apply for a Policy. We reserve the right to modify our underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

The minimum Specified Amount is $50,000.

Tax-Free Exchanges (1035 Exchanges)

We may accept as part of your initial premium, money from another life insurance contract that qualified for a tax-free exchange under Section 1035 of the Internal Revenue Code, contingent upon receipt of the cash from that contract. You can generally exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. If you exchange another life insurance policy for the one described in this prospectus, you may have to pay a surrender charge on your old policy, there will be a new surrender charge period for this Policy, and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you also may have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine that the exchange is in your best interest and not just better for the person selling you the Policy.

If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if all of the following conditions have been met: (1) the first full premium must be received by the Company; (2) during the lifetime of any proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured will have conditional insurance coverage under the terms of the conditional receipt. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	• the amounts applied for under all conditional receipts issued by us; or • $500,000 of life insurance.

Subject to the conditions and limitations of the conditional receipt, conditional insurance under the terms of the policy applied for may become effective as of the later of:

•      the date of application;

•      the date of the last medical examination, test, and other screenings required by us, if any (the “Effective Date”). Such conditional insurance will take effect as of the Effective Date, so long as all of the following requirements are met:

1.      Each person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate;

2. As of the Effective Date, all statements and answers given in the application must be true;

3.      The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our office within the lifetime of the proposed insured;

4.      All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our office within 60 days of the date the application was completed; and

5. All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received at our office.

Any conditional life insurance coverage terminates on the earliest of:	a. 60 days from the date the application was signed;

b. the date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;

c. when the insurance applied for goes into effect under the terms of the Policy applied for; or

d. the date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the conditional receipt:	• the conditional receipt is not valid unless: • all blanks in the conditional receipt are completed; and • the Receipt is signed by an agent or authorized Company representative.

Other limitations:	• There is no conditional receipt coverage for riders or any additional benefits, if any, for which you may have applied.

• If one or more of the Receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.

•      If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage. In that case, Life Investors’ liability will be limited to returning any payment(s) you have made upon return of this Receipt to us.

Policy Features

Premiums

Allocating Premiums

When you apply for a Policy, you must instruct us to allocate your net premium to one or more Subaccounts of the Separate Account and/or to the Fixed Account according to the following rules:

•	You must allocate at least 5% of each net premium to any Subaccount or the Fixed Account you select.

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100%.

•	No more than 10 accounts (Subaccounts and Fixed Account) may be concurrently active (have any Policy Value in it).

•	Up to 4 times each Policy Year, you can change the allocation instructions for additional net premiums without charge by providing us with Written Notice (or any other notification we deem satisfactory) at our Home Office. Any change in allocation instructions will be effective on the date we record the change.

Investment returns from amounts allocated to the Subaccounts will vary with the investment experience of these Subaccounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Subaccounts.

Before the Investment Start Date, we will place your premium (less charges) in the Premium Suspense Account. We do not credit any interest or investment returns to amounts in the Premium Suspense Account. On the first Valuation Date on or following the Investment Start Date, we will transfer the amount in the Premium Suspense Account to the Subaccounts and/or the Fixed Account in accordance with the allocation percentages provided in your application. This transfer is not included in calculating any transfer charge. Amounts allocated from the Premium Suspense Account will be invested at the unit value next determined on the first Valuation Date on or following the Investment Start Date. We invest all net premiums paid thereafter at the unit value next determined after we receive the premium at our Home Office or such other office as we may designate from time to time.

Premium Flexibility

When you apply for a Policy, you may indicate your intention to pay premiums on a monthly, quarterly, semi-annual, or annual basis (planned premiums). However, you do not have to pay premiums according to any schedule. You have flexibility to determine the frequency and the amount of the premiums you pay. You must send all premium payments to our Home Office or such other office as we may designate from time to time. You may not pay any premiums after the Policy’s Maturity Date. You may not pay premiums less than $25.

We have the right to limit, refund or reject any premium if (1) the premium would disqualify the Policy as a life insurance contract under the Internal Revenue Code; or (2) the amount you pay is less than $25; or (3) payment of a greater amount would increase the death benefit by application of the death benefit ratio (unless you provide us with satisfactory evidence of insurability) or (4) mandated under applicable law.

You can stop paying premiums at any time and your Policy will continue in force until the earlier of the Maturity Date, or the date when either (1) the Insured dies, or (2) the grace period ends without a sufficient payment (see “Lapse,” below), or (3) we receive your Written Notice requesting a surrender of the Policy.

Minimum Monthly Premium. On your application, you must select one of the No-Lapse Periods we offer under the Policy: 5 Policy Years; 20 Policy Years; 30 Policy Years; or to Insured’s age 100. The 5 Policy Year No-Lapse Period is only for Insureds age 50 and over. Certain states may require No-Lapse Periods that differ from those we offer. Your Policy’s specification page will show a Minimum Monthly Premium amount for your Policy, which is based on the Insured’s age, sex, premium class, Specified Amount, riders, death benefit option and the selected No-Lapse Period. The Minimum Monthly Premium is the amount necessary to guarantee insurance coverage for the No-lapse Period. (For two Policies covering Insureds with the same age, sex, premium class, Specified Amount, riders, and death benefit option, the Minimum Monthly Premium is higher for the Policy with the longer No-Lapse Period.) Beginning on the Policy Date until the end of the No-Lapse Period, your Policy will not enter a grace period if on each Monthly Date during the No-Lapse Period, your

Cash Surrender Value does not exceed your Indebtedness, and the sum of premiums paid less any withdrawals and Indebtedness, equals or exceeds the Cumulative Minimum Monthly Premium. During the No-Lapse Period, we allow you to make premium payments necessary to cover any deficiency in the Cumulative Minimum Monthly Premium.

The Minimum Monthly Premium will increase if you increase the Specified Amount or add supplemental benefits to your Policy. The Minimum Monthly Premium will decrease for any supplemental benefit you decrease or discontinue. The Minimum Monthly Premium will not decrease if you decrease the Specified Amount.

After the No-Lapse Period ends, paying the current Minimum Monthly Premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

Lapse. Under certain conditions, your Policy will enter into a 61-day grace period and possibly lapse:

•	If your Policy is in the No-Lapse Period, then the Policy will enter a grace period on any Monthly Date only if the Cash Surrender Value is not enough to pay the next Monthly Deduction due, and the sum of premiums paid minus withdrawals and Indebtedness is less than the Cumulative Minimum Monthly Premium.

•	If your Policy is not in the No-Lapse Period, then your Policy will enter a 61-day grace period if the Cash Surrender Value on any Monthly Date is not enough to pay the next Monthly Deduction due.

•	Whether or not your Policy is in the No-Lapse Period, your Policy will lapse if total Indebtedness equals or exceeds the Cash Surrender Value.

We will notify you when your Policy is in a grace period. If you do not make a sufficient payment before the end of the grace period, then your Policy will lapse without value. You may reinstate a lapsed Policy if you meet certain requirements.

Transfers

General

You may make transfers from the Subaccounts or from the Fixed Account. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. The following features apply to transfers under the Policy:

•	You may make an unlimited number of transfers in a Policy Year.

•	You may request transfers by sending a Written Notice to our Home Office, or by telephone.

•	You must transfer at least $100, or, if less, the total value in the Subaccount or Fixed Account.

•	We deduct a $25 charge from the amount transferred for the 13th and each additional transfer in a Policy Year.

•	Transfers we effect from the Premium Suspense Account, and transfers resulting from loans, dollar cost averaging, asset rebalancing, and the exchange privilege are not treated as transfers for purposes of the transfer charge.

•	We consider each written or telephone request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.

•	We will treat all transfer requests received on the same day as a single request.

•	We process transfers based on unit values determined at the end of the Valuation Date when we receive your transfer request.

We will process any transfer order we receive at our Home Office before the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) using the Subaccount unit value determined at the end of that session of the New York Stock Exchange. If we receive the transfer order after the New York Stock Exchange closes, we will process the order using the Subaccount unit value determined at the close of the next regular business session of the New York Stock Exchange.

Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you notify us in writing at our Home Office. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the Subaccounts and the Fixed Account on your behalf according to your instructions. To make a telephone transfer, you may call 1-800-625-4213.

Please note the following regarding telephone transfers:

•	We will employ reasonable procedures to confirm that telephone instructions are genuine.

•	Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

•	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

•	We also may require that you send us the telephone or fax transfer order in writing.

•	We will not be responsible for same-day processing of transfers if faxed to a number other than 1-800-245-4782.

•	We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

We cannot guarantee that telephone or facsimile transactions will always be available. For example, our Home Office may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. Outages or slowdowns may prevent or delay our receipt of your request.

Market Timing

Disruptive Trading And Market Timing. Statement of Policy. This policy was not designed for the use of programmed, large, frequent, or short-term transfers. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.

Programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at unit values that do not reflect an accurate value for the underlying fund portfolio’s investments (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as impeding a portfolio manager’s ability to sustain an investment objective, causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case, or causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

Do not invest with us if you intend to conduct market timing or other disruptive trading.

Detection. We have developed policies and procedures with respect to market timing and other transfers and do not grant exceptions thereto. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among subaccounts of variable products issued by these other insurance companies.

Deterrence. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners. As described below, restrictions may take various forms, and may include permanent loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, if an underlying fund portfolio would reject or has rejected our purchase order, or because of a history of large or frequent transfers. We may impose other restrictions on transfers, such as requiring written transfer requests with an original signature conveyed only via U.S. Mail for all transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer. For all of these purposes, we may aggregate two or more policies that we believe are connected.

In addition to our internal policies and procedures, we will administer your policy to comply with state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time we are unable to purchase or redeem shares of any of the underlying fund portfolios.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

Exchange Privilege

At any one time, you may exercise the Exchange Privilege under your Policy which results in the transfer of the entire amount in the Separate Account to the Fixed Account, and the allocation of all future net premiums to the Fixed Account. This serves as an exchange of the Policy for the equivalent of a flexible premium fixed benefit life insurance policy. We will not assess any transfer or other charges in connection with the Exchange Privilege.

Dollar Cost Averaging

You may elect to participate in a dollar cost averaging program by sending a Written Notice to our Home Office. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Fixed Account over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy and the success depends on market trends. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

To participate in dollar cost averaging, you must place at least $2,500 in a “source account” (either the Fixed Account, AIM V.I. Government Securities Fund Subaccount, Oppenheimer Bond Fund/VA Subaccount, or the Fidelity VIP Money Market Portfolio Subaccount). There can be only one source account. Each month, we will automatically transfer equal amounts (minimum $100) from the source account to your designated “target accounts.” You may have multiple target accounts.

There is no charge for dollar cost averaging. A transfer under this program is not considered a transfer for purposes of assessing the transfer fee.

Dollar cost averaging will end if:	• we receive your written request to cancel your participation; • the value in the source account is exhausted; • you elect to participate in the asset rebalancing program.

We may modify, suspend, or discontinue the dollar cost averaging program at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which we will automatically transfer amounts semi-annually to maintain a particular percentage allocation among the Subaccounts. Policy Value allocated to each Subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the Policy Value in the Subaccounts at the end of each semi-annual period to match your Policy’s currently effective premium allocation schedule. The asset rebalancing program will transfer Policy Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). Over time, this method of investing may help you buy low and sell high. The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses. Policy Value in the Fixed Account is not available for this program.

To participate in the asset rebalancing program:	• you must complete an asset rebalancing request form and submit it to us before the Maturity Date • you must have a minimum Policy Value of $2,500.

If you elect asset rebalancing, it will occur on each semi-annual anniversary of the Policy Date. You may modify your allocations up to 4 times in a Policy Year. Once we receive the asset rebalancing request form at our Home Office, we will effect the initial rebalancing semi-annually, in accordance with the Policy’s current premium allocation schedule. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day the NYSE is open. There is no charge for the asset rebalancing program. Any reallocation which occurs under the asset rebalancing program will not be counted towards the 12 free transfers allowed during each Policy Year. You can begin or end this program only once each Policy Year.

Asset rebalancing will end if:

•      you elect to participate in the dollar cost averaging program;

•      we receive your request to discontinue participation; or

•      you make a transfer to or from any Subaccount other than under a scheduled rebalancing (not including transfers in connection with loans).

We may modify, suspend, or discontinue the asset rebalancing program at any time.

Policy Values

Policy Value

•      varies from day to day, depending on the investment experience of the Subaccounts you choose, the interest credited to the Fixed Account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans);

• serves as the starting point for calculating values under a Policy;

• equals the sum of all values in the Fixed Account (including amounts held in the Fixed Account to secure any loans) and in each Subaccount;

• is determined on the Policy Date and on each Valuation Date; and

• has no guaranteed minimum amount and may be more or less than premiums paid.

Cash Surrender Value

The Cash Surrender Value is the amount we pay to you when you surrender your Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your Written Notice for a surrender.

Cash Surrender Value on any Valuation Date equals:	• the Policy Value as of such date; minus • any surrender charge as of such date; minus • any outstanding Indebtedness.

Subaccount Value

Each Subaccount’s value is the Policy Value in that Subaccount. At the end of any Valuation Period, the Subaccount’s value is equal to the number of units that the Policy has in the Subaccount, multiplied by the unit value of that Subaccount.

The number of units in any Subaccount on any Valuation Date equals:

•      the initial units purchased at the unit value on the Investment Start Date; plus

•      units purchased with additional net premiums; plus

•      units purchased via transfers from another Subaccount, the Fixed Account, or the loan reserve; minus

•      units redeemed to pay for Monthly Deductions; minus

•      units redeemed to pay for partial withdrawals; minus

•      units redeemed as part of a transfer to another Subaccount, the Fixed Account, or the loan reserve.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the unit value for that Subaccount at the end of the Valuation Period.

Unit Value

We determine a unit value for each Subaccount to reflect how investment results affect the Policy values. Unit values will vary among Subaccounts. The unit value of each Subaccount was originally established at $10 per unit. The unit value may increase or decrease from one Valuation Period to the next.

The unit value of any Subaccount at the end of a Valuation Period is calculated as:

•      the total value of the assets held in the Subaccount, determined by multiplying the number of shares of the designated portfolio the Subaccount owns by the portfolio’s net asset value per share; minus

•      a deduction for the mortality and expense risk charge; minus

•      the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the Subaccount;

and the result divided by

•      the number of outstanding units in the Subaccount.

Fixed Account Value

On the Investment Start Date, the Fixed Account value is equal to the net premiums allocated to the Fixed Account, less the portion of the first Monthly Deduction taken from the Fixed Account.

The Fixed Account value at the end of any Valuation Period is equal to:

•      the net premium(s) allocated to the Fixed Account; plus

•      any amounts transferred to the Fixed Account (including amounts transferred from the loan reserve); plus

•      interest credited to the Fixed Account; minus

•      amounts charged to pay for Monthly Deductions; minus

•      amounts withdrawn from the Fixed Account; minus

•      amounts transferred from the Fixed Account to a Subaccount or to the loan reserve.

Death Benefit

Death Benefit Proceeds

As long as the Policy is in force, we will determine the amount of and pay the death benefit proceeds to the primary beneficiary or a contingent beneficiary upon receipt at our Home Office of satisfactory proof of the Insured’s death, plus written direction (from each eligible recipient of death benefit proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need. We may require you to return the Policy. If the beneficiary dies before the Insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the Owner or the Owner’s estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

Death benefit proceeds equal:	• the death benefit (described below); plus • any additional insurance provided by rider; minus • any past due Monthly Deductions; minus • any outstanding Indebtedness on the date of death.

If all or part of the death benefit proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the Insured’s death at our Home Office to the date we make payment.

An increase in the Specified Amount will increase the death benefit and a decrease in the Specified Amount will decrease the death benefit. A change in the Specified Amount may have tax consequences.

Death Benefit Options

The Policy provides two death benefit options: Variable Option (varying death benefit), and Level Option (level death benefit). You must select one of the two death benefit options we offer in your application. We calculate the amount available under each death benefit option as of the date of the Insured’s death. After the first Policy Year, you may change death benefit options once each 12-month period.

The death benefit under the Variable Option is the greater of:	• the Specified Amount plus the Policy Value on the Insured’s date of death; or • the Policy Value on the Insured’s date of death multiplied by the applicable death benefit ratio.

Under the Variable Option, the death benefit always varies as the Policy Value varies.

The death benefit under the Level Option is the greater of:	• the Specified Amount on the Insured’s date of death; or • the Policy Value on the Insured’s date of death multiplied by the applicable death benefit ratio.

Under the Level Option, your death benefit does not change unless the death benefit ratio multiplied by the Policy Value is greater than the Specified Amount. Then the death benefit will vary as the Policy Value varies. The death benefit will also vary if you change the Specified Amount or Death Benefit Option.

You must choose between two death benefit options under the Policy. If you do not select a death benefit option, the Level Option will apply. After the first Policy Year, you may change death benefit options once each 12-month period.

The death benefit ratio is a ratio set forth in the federal tax code based on the Insured’s age at the beginning of each Policy Year. The following table indicates the applicable death benefit ratio for different ages:

Age	Death Benefit Ratio
40 and under	2.50
41 to 45	2.50 minus 0.07 for each age over age 40
46 to 50	2.15 minus 0.06 for each age over age 45
51 to 55	1.85 minus 0.07 for each age over age 50
56 to 60	1.50 minus 0.04 for each age over age 55
61 to 65	1.30 minus 0.02 for each age over age 60
66 to 70	1.20 minus 0.01 for each age over age 65
71 to 74	1.15 minus 0.02 for each age over age 70
75 to 90	1.05
91 to 94	1.05 minus 0.01 for each age over age 90
95 and above	1.00

If the federal tax code requires us to determine the death benefit by reference to these death benefit ratios, the Policy is described as “in the corridor.” An increase in the Policy Value will increase our net amount at risk, and we will increase the cost of insurance we deduct from the Policy Value.

Changing Death Benefit Options

After the first Policy Year, you may change death benefit options once each 12-month period. Changing the death benefit option may have tax consequences. You should consult a tax advisor before changing death benefit options. Please note the following when changing death benefit options:

•	You must send a Written Notice to our Home Office.

•	The effective date of the change will be the Monthly Date on or following the date when we approve your request for a change.

•	We will send you a Policy endorsement with the change to attach to your Policy.

If you change from Variable Option to Level Option:

•	We may require that you provide satisfactory evidence of insurability.

•	The Specified Amount will change. The new Level Option Specified Amount will equal the Variable Option Specified Amount plus the Policy Value on the effective date of the change.

•	Your Minimum Monthly Premium may change.

If you change from Level Option to Variable Option:

•	We may require that you provide satisfactory evidence of insurability

•	The Specified Amount will change. The new Variable Option Specified Amount will equal the Level Option Specified Amount less the Policy Value immediately before the change, but the new Specified Amount may not be less than the minimum Specified Amount shown on your Policy.

•	Your Minimum Monthly Premium may change.

Effects of Withdrawals on the Death Benefit

If the Level Option is in effect, a withdrawal will reduce the Specified Amount by the amount of the withdrawal (not including the withdrawal fee), and will reduce the Policy Value by the amount of the withdrawal (including the withdrawal fee). The reduction in Specified Amount will be subject to the terms of the Changing the Specified Amount section below.

If the Variable Option is in effect, a withdrawal will reduce the Death Benefit but will not affect the Specified Amount.

Changing the Specified Amount

You select the Specified Amount when you apply for the Policy. After the first Policy Year, you may change the Specified Amount once each 12-month period subject to the conditions described below. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. However, changing the Specified Amount may have tax consequences and you should consult a tax advisor before doing so.

Increasing the Specified Amount

•	You may increase the Specified Amount by submitting a Written Notice and providing evidence of insurability satisfactory to us. The increase will be effective on the next Monthly Date after we approve the increase request.

•	The minimum increase is $10,000.

•	Increasing the Specified Amount will increase your Minimum Monthly Premium and cause the No-Lapse Period to begin again.

•	Increasing the Specified Amount will result in an additional surrender charge that lasts for 19 years.

•	A different cost of insurance charge may apply to the increase in Specified Amount, based on the Insured’s circumstances at the time of the increase.

Decreasing the Specified Amount

•	You must submit a Written Notice to decrease the Specified Amount, but you may not decrease the Specified Amount below the minimum amount shown on your Policy specifications page.

•	Any decrease will be effective on the next Monthly Date after we process your written request.

•	For purposes of determining the cost of insurance charge, any decrease will first be used to reduce the most recent increase in Specified Amount, then the next most recent increases in succession, and then the initial Specified Amount.

•	A decrease in Specified Amount may require that a portion of Policy Value be distributed as a withdrawal in order to maintain federal tax compliance.

•	Decreasing the Specified Amount will not affect the Minimum Monthly Premium or the surrender charges.

Surrenders and Partial Withdrawals

Surrenders

•	You may send a Written Notice to surrender your Policy for its Cash Surrender Value as calculated at the end of the Valuation Date when we receive your Notice . A surrender may have tax consequences.

•	The Insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your Written Notice at our Home Office. We may require that you return the Policy.

•	If you surrender your Policy during the first 19 Policy Years (or during the first 19 years after an increase in the Specified Amount), you will incur a surrender charge that varies based on the Insured’s age, sex, premium class and Specified Amount.

•	Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

•	We will pay you the Cash Surrender Value in a lump sum within seven days unless you request other arrangements.

Withdrawals

After the 1st Policy Year, you may request to withdraw a portion of your Policy Value subject to certain conditions.

•	You may make only one withdrawal per Policy Year.

•	You must: (1) send your Written Notice to our Home Office and (2) request at least $500.

•	If you request a withdrawal that would leave a Cash Surrender Value of less than $500, then we will treat it as a request to surrender your Policy.

•	For each withdrawal, we deduct (from the remaining Policy Value) a fee equal to the lesser of $25 or 2% of the amount withdrawn.

•	You can specify the Subaccount(s) and Fixed Account from which to make the withdrawal; otherwise we will deduct the amount (including any fee) from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Policy Value contained in each Subaccount and the Fixed Account).

•	We will process the withdrawal at the unit values next determined after we receive your request.

•	We generally will pay a withdrawal request from the Subaccounts within seven days after the Valuation Date when we receive the Written Notice. We reserve the right to defer any withdrawals from the Fixed Account for up to six months (or any shorter period required by law). We will not defer a withdrawal if you are applying the withdrawal amount to a premium payment to us.

•	Withdrawals may have tax consequences.

Canceling a Policy (Free-Look Right)

You may cancel a Policy during the free-look period by returning it to the Company, or to the agent who sold it. The free-look period generally expires 10 days after you receive the Policy, but this period will be longer if required by state law. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund all payments you made under the Policy (less any withdrawals and Indebtedness).

Loans

While the Policy is in force, you may borrow money from us using the Policy as the only collateral for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences.

Loan Conditions:

•	You may request a loan by sending a Written Notice to our Home Office.

•	The minimum loan you may take is $250.

•	The maximum loan you may take is 90% (100% in certain states) of the Cash Surrender Value, minus 6 months of Monthly Deductions.

•	To secure the loan, we transfer an amount equal to the loan (plus loan interest in advance) from the Separate Account and Fixed Account to the loan reserve, which is a part of the Fixed Account. Unless you specify otherwise, we will transfer the loan from the Subaccounts and the Fixed Account on a pro-rata basis.

•	Amounts in the loan reserve earn interest at an annual rate guaranteed not to be lower than 3.0% (4.0% for Policies issued in Florida). We may credit the loan reserve with an interest rate different than the rate credited to net premiums allocated to the Fixed Account.

•	We normally pay the amount of the loan within seven days after we receive a proper loan request. We may postpone payment of loans under certain conditions.

•	We charge you a maximum interest rate of 5.66% (an annual effective rate of 6.0%) per year on your loan. Interest is due and payable at the beginning of each Policy Year. Unpaid interest becomes part of the outstanding loan and accrues interest if it is not paid before the beginning of the next Policy Year.

•	After the 10th Policy Year, we consider certain portions of the loan amount to be preferred loans. The maximum preferred loan available in each Policy Year is 25% of the Policy Value (subject to the maximum loan amount). We charge a maximum annual interest rate of 3.85% (an annual effective rate of 4.0%) in advance on preferred loan amounts. Preferred loans may have tax consequences.

•	We cannot change the interest rate on a loan once you take the loan.

•	You may repay all or part of your Indebtedness at any time. Loan repayments must be at least $25 unless the loan amount is less than $25 in which case full payment is required. The payment must be clearly marked as “loan repayments” or they will be credited as premiums if they meet minimum premium requirements.

•	Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan reserve to the Fixed and/or Separate Account according to your current premium allocation schedule.

•	We deduct any Indebtedness from the Policy Value upon surrender, and from the death benefit proceeds payable on the Insured’s death.

•	If your Indebtedness equals or exceeds the Policy Value less any applicable surrender charge (thereby reducing the Cash Surrender Value to zero), then your Policy will enter a grace period, and lapse without value, unless sufficient new premium is paid

Effect of Policy Loans

A loan affects the Policy, because the death benefit proceeds and Cash Surrender Value are reduced by the amount of any Indebtedness. Repaying a loan causes the death benefit and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan in the loan reserve. This amount is not affected by the Subaccounts’ investment performance and may not be credited with the interest rates accruing on the Fixed Account. Amounts transferred from the Separate Account to the loan reserve will affect the Policy Value, even if the loan is repaid, because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the Separate Account.

We also charge interest on Policy loans at a rate of 5.66%. Because interest is added to the amount of the loan to be repaid, the size of the loan will constantly increase unless the loan is repaid.

There are risks involved in taking a loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. If the Policy is a “modified endowment contract” (see “Federal Tax Considerations”), then a loan will be treated as a withdrawal for federal income tax purposes. A loan may also have possible adverse tax consequences that could occur if a Policy lapses or is surrendered with loans outstanding.

We will notify you (and any assignee of record) if the sum of your Indebtedness is more than the Policy Value less any applicable surrender charge. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

Under certain conditions, your Policy may enter a 61-day grace period, and possibly lapse (terminate without value):

•	If your Policy is in the No-Lapse Period you have selected, then the Policy will enter a grace period only if on a Monthly Date the Cash Surrender Value is not enough to pay the next Monthly Deduction due, and the sum of premiums paid minus withdrawals and Indebtedness is less than the Cumulative Minimum Monthly Premium.

•	If your Policy is not in the No-Lapse Period you have selected, then your Policy will enter a grace period if the Cash Surrender Value on any Monthly Date is not enough to pay the next Monthly Deduction due.

If you have taken a loan, then your Policy also will enter a grace period (and possibly lapse) whenever your Indebtedness reduces the Cash Surrender Value to zero.

If your Policy enters into a grace period, we will mail a notice to your last known address and to any assignee of record. The 61-day grace period begins on the date of the notice. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate and you will receive no benefits.

Reinstatement

Unless you have surrendered your Policy for its Cash Surrender Value, you may reinstate a lapsed Policy at any time within 5 years after the end of the grace period (and prior to the Maturity Date) by submitting all of the following items to us at our Home Office:

1.	a Written Notice requesting reinstatement;

2.	the Insured’s written consent to reinstatement;

3.	evidence of insurability we deem satisfactory;

4.	payment or reinstatement of any Indebtedness; and

5.	payment of enough premium to keep the Policy in force for at least 3 months.

The effective date of reinstatement will be the first Monthly Date on or next following the date we approve your application for reinstatement. We reserve the right to decline a reinstatement request.

Federal Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (“Code”) in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied to is limited. Nevertheless, we believe that this Policy should generally satisfy the applicable Code requirements. It is also uncertain whether death benefits under Policies where the maturity date has been extended will be excludible from the beneficiary’s gross income and whether the Policy’s Policy Value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. In addition, if you elect the Terminal Illness Accelerated Death Benefit, the tax consequences associated with continuing the Policy after a distribution is made are unclear. Please consult a tax advisor on these consequences. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, Owners of variable life insurance policies have been considered for federal income tax purposes to be the Owners of the assets of the Separate Account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the Policy Owners have been currently taxed on income and gains attributable to the Separate Account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility to allocate premiums and Policy Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order to treat the Policy as a life insurance contract for federal income tax purposes. We intend that the Separate Account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the beneficiary’s gross income. Federal, state and local transfer, estate, and other tax consequences of Ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary’s circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), then the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.” Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years or during any subsequent seven-year period following certain changes in a Policy after it is issued. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•	All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the Owner’s investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•	Loans taken from or secured (e.g., by assignment) by such a Policy are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in Cash Value during the assignment may be distributions and taxable.

•	A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•	If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as Indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding Indebtedness will be taxed as if it were distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distributions. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, withholding will apply unless you certify to us that you are not a U.S. person residing abroad. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured’s attained age 100 are unclear and may include taxation of the gain in the Policy at the original Maturity Date or taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 100.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Special Rules for Pension Plans and Section 403(b) Arrangements. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

Policies under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

Other Policy Information

Payments We Make

We usually pay the amounts of any surrender, withdrawal, death benefit, or settlement options within seven calendar days after we receive all applicable Written Notices and/or due proofs of death. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the Securities and Exchange Commission (SEC); or

•	the SEC permits, by an order or less formal interpretation (e.g., no-action letter), the postponement of any payment for the protection of Owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable.

We have the right to defer payment of amounts from the Fixed Account for up to 6 months.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, withdrawals, death benefit proceeds, or payments under a payment option until such check or draft has been honored.

Federal and/or state laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or block or ‘freeze’ your account. If these laws apply in a particular situation, the Company would not be allowed to process any request for withdrawals, surrenders, loans, or death benefits, make transfers, or continue making payments under your death benefit option. If a Policy or account is frozen, the Policy value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate federal regulator. We also may be required to provide additional information about you or your account to government regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another Owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Cash Surrender Value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee’s beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS recently issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department recently issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination

Your Policy will terminate on the earliest of:

•	the Maturity Date;

•	the end of the grace period without a sufficient payment;

•	the date the Insured dies; or

•	the date you surrender the Policy.

Supplemental Benefits and Riders

The following supplemental benefits and riders are available under the Policy. We deduct any monthly charges for these benefits and riders from Policy Value as part of the Monthly Deduction. The benefits and riders available (which are summarized below) provide fixed benefits that do not vary with the investment experience of the Separate Account. For each Policy, we automatically provide the supplemental benefits listed below. However, the riders listed below are added only if you elect them. They are subject to certain limitations, and may not be available in all states. There is generally an extra charge for each rider. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these supplemental benefits and riders.

Adding riders and supplemental benefits to an existing Policy or canceling them may have tax consequences. You should consult a tax advisor before doing so.

Supplemental Benefits

Extended Maturity Date: Extends the Maturity Date past the original Maturity Date. You must send a Written Notice requesting this benefit (and we must receive it at our Home Office) within 30 days prior to the original Maturity Date. The tax consequences of keeping the Policy in force beyond the Insured’s 100th birthday are uncertain and you should consult a tax advisor before doing so.

Terminal Illness Accelerated Benefit: You may elect to receive a portion of the death benefit proceeds in a “single sum benefit” if the Insured has incurred a terminal condition while the Policy is in force and has a life expectancy of one year or less. A doctor must certify the Insured’s life expectancy. The maximum amount of this benefit is the lesser of 75% of Specified Amount or $500,000. Payment of any amounts under this benefit will result in reductions in your Policy Value, Specified Amount, and certain Policy benefits. The tax consequences of electing to receive a terminal illness accelerated benefit are uncertain and you should consult a tax advisor before making this election.

Riders

•	Waiver of Premium Benefit: Waives the initial planned premium if the Insured becomes totally and permanently disabled, according to the terms of the rider, for at least six consecutive months prior to the Policy anniversary following the Insured’s 60th birthday.

•	Waiver of Monthly Deduction: Waives the Monthly Deduction if the Insured becomes totally and permanently disabled, according to the terms of the rider, for at least six consecutive months prior to the Policy anniversary following the Insured’s 60th birthday.

•	Level One-Year Term Insurance: Provides one-year renewable term insurance on the Insured in addition to the proceeds payable under the Policy. You should consult your representative to determine if you would benefit from this rider.

•	Additional Insured’s Level One-Year Term Insurance: Provides one-year renewable term insurance on an additional Insured.

•	Accidental Death Benefit: Provides for payment of an additional benefit if the Insured dies due to and within 90 days of an accidental injury, according to the terms of the rider, that occurred on or before the Policy anniversary when the Insured is age 65.

•	Guaranteed Insurability Benefit: Provides options to purchase additional insurance without evidence of insurability.

•	Children’s Benefit: Provides level term insurance on each of the Insured’s dependent children, until their 25th birthday.

Additional Information

Sale of the Policies

We will pay sales commissions to our life insurance agents who are registered representatives of broker-dealers. Other payments may be made for other services related to sale of the Policies.

We have entered into a distribution agreement with AFSG Securities Corporation (“AFSG”) for the distribution and sale of the Policies. AFSG is an affiliate of the Company. AFSG may sell the Policies by entering into selling agreements with other broker-dealers who in turn may sell the Policies through their sales representatives.

See “Sale of the Policies” in the SAI for more information concerning compensation paid for the sale of Policies.

Legal Proceedings

Like other life insurance companies, we are involved in lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears there are no pending or threatened lawsuits that are likely to have a material adverse impact on the Separate Account, on AFSG’s ability to perform under its principal underwriting agreement, or on the Company’s ability to meet its obligations under the Policy.

Financial Statements

The financial statements of the Company and the Separate Account are included in the SAI.

Table of Contents of the Statement of Additional Information

Glossary

The Policy – General Provisions

Ownership Rights

Our Right to Contest the Policy

Suicide Exclusion

Misstatement of Age or Gender

Modifying the Policy

Mixed and Shared Funding

Addition, Deletion or Substitution of Investments

Additional Information

Payment Options

Additional Information about Life Investors and the Separate Account

Legal Matters

Variations in Policy Provisions

Personalized Illustrations of Policy Benefits

Sale of the Policies

Reports to Owners

Records

Independent Auditors

Experts

Financial Statements

Underwriters

Underwriting Standards

IMSA

Performance Data

Other Performance Data in Advertising Sales Literature

Life Investors’ Published Ratings

Index to Financial Statements

Life Investors Variable Life Account A

Life Investors Insurance Company of America

Glossary

Age

The Insured’s age on the Insured’s last birthday.

Beneficiary

The person(s) you select to receive the death benefit proceeds under this Policy.

Cash Surrender Value

The amount we pay when you surrender your Policy. It is equal to: (1) the Policy Value as of the date of surrender; minus (2) any surrender charge; minus (3) any Indebtedness.

Company (we, us, our, Life Investors, Home Office)

Life Investors Insurance Company of America, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, telephone: 319-398-8511.

Cumulative Minimum Monthly Premium

The sum of all Minimum Monthly Premiums beginning on the Policy Date.

Death benefit proceeds

The amount we pay to the beneficiary when we receive due proof of the Insured’s death. We deduct any Indebtedness or unpaid Monthly Deductions before making any payment.

Fixed Account

Part of our general account. Amounts allocated to the Fixed Account earn at least 3% annual interest (4% for Policies issued in Florida).

Free look period

The period shown on your Policy’s cover page during which you may examine and return the Policy and receive a refund. The length of the free look period varies by state.

Grace period

A 61-day period after which a Policy will lapse if you do not make a sufficient payment.

Indebtedness

The total amount of all outstanding Policy loans, including both principal and interest due.

Insured

The person whose life is Insured by this Policy.

Investment Start Date

The Investment Start Date is when we allocate amounts in the Premium Suspense Account to the Subaccounts and the Fixed Account in accordance with your allocation instructions. The Investment Start Date is the latest of: (a) the date of the application; (b) the date all required medical examinations or diagnostic tests are completed; (c) the date of issue requested in the application unless underwriting is not yet completed; (d) the date of underwriting approval; (e) the date we receive the first premium at our Home Office; and (f) the date all other requirements are met.

Lapse

When a Policy terminates without value after a grace period. You may reinstate a lapsed Policy in certain circumstances.

Maturity Date

The first Policy anniversary after the Insured’s 100th birthday. You may elect to continue the Policy beyond Insured’s age 100 under the extended Maturity Date option.

Minimum Monthly Premium

This is the amount necessary to guarantee coverage for a No-Lapse Period. It is shown on your Policy’s specification page.

Monthly Date

This is the same day as the Policy Date in each successive month. If there is no day in a calendar month that coincides with the Policy Date, or if that day falls on a day that is not a Valuation Date, then the Monthly Date is the next Valuation Date. On each Monthly Date, we determine the Monthly Deduction and deduct it from the Policy Value.

Monthly Deduction

This is the monthly amount we deduct from the Policy Value. The Monthly Deduction includes the cost of insurance charge, the administrative charge, a charge for any riders, and any charges for a substandard premium class rating.

No-Lapse Period

A period you choose on the Policy application (5 Policy Years, 20 Policy Years, 30 Policy Years, or to Insured’s age 100) during which the Policy will not enter a grace period if on a Monthly Date the sum of premiums paid, less any withdrawals and Indebtedness, equals or exceeds the Cumulative Minimum Monthly Premium.

Owner (you, your)

The person entitled to exercise all rights as Owner under the Policy.

Policy Date

The Policy Date is shown on the Policy’s specifications page, and we use it to measure Policy months, years and anniversaries. We begin to deduct the Monthly Deductions on the Policy Date. Coverage is effective as of the Policy Date once all requirements have been met.

Policy Value

The sum of your Policy’s Value in the Subaccounts and the Fixed Account (including amounts held in the Fixed Account to secure any loans).

Premiums

All payments you make under the Policy other than repayments of Indebtedness.

Premium Suspense Account

A temporary holding account where we place all premiums we receive prior to the Investment Start Date. The Premium Suspense Account does not credit any interest or investment return.

Separate Account

Life Investors Variable Life Account A. It is a separate investment account that is divided into Subaccounts, each of which invests in a corresponding portfolio.

Separate Account Value

The total value of your Policy allocated to the Subaccounts of the Separate Account.

Specified Amount

The dollar amount of insurance selected by the Owner. The Specified Amount may be increased or decreased after issue. The Specified Amount is a factor in determining the Policy’s death benefit and surrender charge.

Subaccount

A subdivision of Life Investors Variable Life Account A. We invest each Subaccount’s assets exclusively in shares of one investment portfolio.

Surrender

To cancel the Policy by signed request from the Owner.

Valuation Date

Each day that both the New York Stock Exchange and the Company are open for regular business, except for any days when a Subaccount’s corresponding investment portfolio does not value its shares. As of the date of this prospectus: the Company is open whenever the New York Stock Exchange is open; and there is no day when both the New York Stock Exchange and the Company are open for business, but an investment portfolio does not value its shares.

Valuation Period

The period beginning at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time on each valuation date) on one Valuation Date and continuing to the close of business on the next Valuation Date.

Written Notice

The Written Notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, each Written Notice must: (1) be in a form we accept, (2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified, and (3) be received at our Home Office.

You (your, Owner)

The person entitled to exercise all rights as Owner under the Policy.

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy Values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, Cash Surrender Value and Policy Value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the Insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or Policy Value.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our administrative office at:

Life Investors Insurance Company of America

4333 Edgewood Road, NE

Cedar Rapids, Iowa 52499

1-800-625-4213

Facsimile: 1-800-245-4782

(Monday – Friday from 8:00 a.m. – 4:30 p.m. Central Time)

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant’s file numbers are listed below.

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2004

VARIABLE PROTECTORSM

issued through

Life Investors Variable Life Account A

by

Life Investors Insurance Company of America

4333 Edgewood Road, NE

Cedar Rapids, Iowa 52499

1-800-625-4213

(319) 398-8511

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the Variable ProtectorSM flexible premium variable life insurance policy offered by Life Investors Insurance Company of America. You may obtain a copy of the prospectus dated May 1, 2004, by calling 1-800-625-4213 (Monday – Friday from 8:00 a.m. – 4:30 p.m. Central time), or by writing to the administrative office at, Life Investors, 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the

Janus Aspen Series, AIM Variable Insurance Funds – Series I, Oppenheimer Variable Account Funds, Fidelity

Variable Insurance Products Funds – Initial Service Class and Service Class 2 Shares, and MFS® Variable Insurance

TrustTM – Service Shares.

i

Glossary

Age

The Insured’s age on the Insured’s last birthday.

Beneficiary

The person(s) you select to receive the death benefit proceeds under this Policy.

Cash Surrender Value

The amount we pay when you surrender your Policy. It is equal to: (1) the Policy Value as of the date of surrender; minus (2) any surrender charge; minus (3) any Indebtedness.

Company (we, us, our, Life Investors, Home Office)

Life Investors Insurance Company of America, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, telephone: 319-398-8511.

Cumulative Minimum Monthly Premium

The sum of all Minimum Monthly Premiums beginning on the Policy Date.

Death benefit proceeds

The amount we pay to the beneficiary when we receive due proof of the Insured’s death. We deduct any Indebtedness or unpaid Monthly Deductions before making any payment.

Fixed Account

Part of our general account. Amounts allocated to the Fixed Account earn at least 3% annual interest (4% for Policies issued in Florida).

Free look period

The period shown on your Policy’s cover page during which you may examine and return the Policy and receive a refund. The length of the free look period varies by state.

Grace period

A 61-day period after which a Policy will lapse if you do not make a sufficient payment.

Indebtedness

The total amount of all outstanding Policy loans, including both principal and interest due.

Insured

The person whose life is Insured by this Policy.

Investment Start Date

The Investment Start Date is when we allocate amounts in the Premium Suspense Account to the Subaccounts and the Fixed Account in accordance with your allocation instructions. The Investment Start Date is the latest of: (a) the date of the application; (b) the date all required medical examinations or diagnostic tests are completed; (c) the date of issue requested in the application unless underwriting is not yet completed; (d) the date of underwriting approval; (e) the date we receive the first premium at our Home Office; and (f) the date all other requirements are met.

Lapse

When a Policy terminates without value after a grace period. You may reinstate a lapsed Policy in certain circumstances.

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Maturity Date

The first Policy anniversary after the Insured’s 100th birthday. You may elect to continue the Policy beyond Insured’s age 100 under the extended Maturity Date option.

Minimum Monthly Premium

This is the amount necessary to guarantee coverage for a No-Lapse Period. It is shown on your Policy’s specification page.

Monthly Date

This is the same day as the Policy Date in each successive month. If there is no day in a calendar month that coincides with the Policy Date, or if that day falls on a day that is not a Valuation Date, then the Monthly Date is the next Valuation Date. On each Monthly Date, we determine the Monthly Deduction and deduct it from the Policy Value.

Monthly Deduction

This is the monthly amount we deduct from the Policy Value. The Monthly Deduction includes the cost of insurance charge, the administrative charge, a charge for any riders, and any charges for a substandard premium class rating.

No-Lapse Period

A period you choose on the Policy application (5 Policy Years, 20 Policy Years, 30 Policy Years, or to Insured’s age 100) during which the Policy will not enter a grace period if on a Monthly Date the sum of premiums paid, less any withdrawals and Indebtedness, equals or exceeds the Cumulative Minimum Monthly Premium.

Owner (you, your)

The person entitled to exercise all rights as Owner under the Policy.

Policy Date

The Policy Date is shown on the Policy’s specifications page, and we use it to measure Policy months, years and anniversaries. We begin to deduct the Monthly Deductions on the Policy Date. Coverage is effective as of the Policy Date once all requirements have been met.

Policy Value

The sum of your Policy’s Value in the Subaccounts and the Fixed Account (including amounts held in the Fixed Account to secure any loans).

Premiums

All payments you make under the Policy other than repayments of Indebtedness.

Premium Suspense Account

A temporary holding account where we place all premiums we receive prior to the Investment Start Date. The Premium Suspense Account does not credit any interest or investment return.

Separate Account

Life Investors Variable Life Account A. It is a separate investment account that is divided into Subaccounts, each of which invests in a corresponding portfolio.

Separate Account Value

The total value of your Policy allocated to the Subaccounts of the Separate Account.

Specified Amount

The dollar amount of insurance selected by the Owner. The Specified Amount may be increased or decreased after issue. The Specified Amount is a factor in determining the Policy’s death benefit and surrender charge.

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Subaccount

A subdivision of Life Investors Variable Life Account A. We invest each Subaccount’s assets exclusively in shares of one investment portfolio.

Surrender

To cancel the Policy by signed request from the Owner.

Valuation Date

Each day that both the New York Stock Exchange and the Company are open for regular business, except for any days when a Subaccount’s corresponding investment portfolio does not value its shares. As of the date of this SAI: the Company is open whenever the New York Stock Exchange is open; and there is no day when both the New York Stock Exchange and the Company are open for business, but an investment portfolio does not value its shares.

Valuation Period

The period beginning at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time on each valuation date) on one Valuation Date and continuing to the close of business on the next Valuation Date.

Written Notice

The Written Notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, each Written Notice must: (1) be in a form we accept, (2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified, and (3) be received at our Home Office.

You (your, Owner)

The person entitled to exercise all rights as Owner under the Policy.

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In order to supplement the description in the prospectus, the following provides additional information about Life Investors and the Policy, which may be of interest to a prospective purchaser.

The Policy—General Provisions

Ownership Rights

The Policy belongs to the Owner named in the application. The Owner may exercise all of the rights and options described in the Policy. The Owner is the Insured unless the application specifies a different person as the Insured. If the Owner dies before the Insured and no contingent Owner is named, then Ownership of the Policy will pass to the Owner’s estate. The Owner may exercise certain rights described below.

Selecting and Changing the Beneficiary	•	You designate the beneficiary (the person to receive the death benefit when the Insured dies) in the application.

	•	If you designate more than one beneficiary, then each beneficiary shares equally in any death benefit unless the beneficiary designation states otherwise.

	•	If the beneficiary dies before the Insured, then any contingent beneficiary becomes the beneficiary.

	•	If both the beneficiary and contingent beneficiary die before the Insured, then we will pay the death benefit to the Owner or the Owner’s estate once the Insured dies.

	•	You can change the beneficiary by providing us with a Written Notice while the Insured is living.

	•	The change in beneficiary is effective after it has been recorded in our Home Office and as of the date you sign the Written Notice.

	•	We are not liable for any actions we take before we receive the Written Notice at our Home Office.

Changing the Owner	•	You may change the Owner by providing a Written Notice to us at any time while the Insured is alive.

	•	The change takes effect after it has been recorded in our Home Office and as of the date you sign the Written Notice.

	•	We are not liable for any action we take before we receive the Written Notice.

	•	Changing the Owner does not automatically change the beneficiary and does not change the Insured.

	•	Changing the Owner may have tax consequences. You should consult a tax advisor before changing the Owner.

Assigning the Policy	•	You may assign Policy rights while the Insured is alive by submitting a Written Notice to Us.

	•	The Owner retains any Ownership rights that are not assigned.

	•	Assignee may not change the Owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.

	•	Claims under any assignment are subject to proof of interest and the extent of the assignment.

	•	We are not:

• bound by any assignment unless we receive a Written Notice of the assignment at our Home Office;

• responsible for the validity of any assignment;

• liable for any payment we make before we receive Written Notice of assignment at our Home Office; or

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	•	bound by any assignment which results in adverse tax consequences to the Owner, Insured(s) or beneficiary(ies).

•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

Our Right to Contest the Policy

In issuing this Policy, we rely on all statements made by or for you and/or the Insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy’s validity or may resist a claim under the Policy.

In the absence of fraud or non-payment of a Monthly Deduction, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the Insured’s lifetime for two years after:

(a)	the Policy Date;

(b)	the effective date of any increase in the Specified Amount (and then only for the increased amount); or

(c)	the effective date of any reinstatement.

Suicide Exclusion

If the Insured commits suicide, while sane or insane, within two years of the Policy Date, the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any Indebtedness, and less any withdrawals previously paid.

If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in the Specified Amount, the Policy will terminate and our liability for the amount of increase will be limited to the cost of insurance for the increase.

Certain states may require suicide exclusion provisions that differ from those stated herein.

Misstatement of Age or Gender

If the Insured’s age or gender was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age and gender based on the most recent deduction for cost of insurance.

Modifying the Policy

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president, a vice president, or one of our officers. No agent may bind us by making any promise not contained in this Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

Mixed and Shared Funding

In addition to the separate account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither the Company nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio’s Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance policy owners and variable annuity contract owners, and will

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determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a portfolio’s Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

Addition, Deletion, or Substitution of Investments

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any Subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgement further investment in any portfolio would become inappropriate in view of the purposes of the Separate Account. We will not add, delete or substitute any shares attributable to your interest in a Subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the Separate Account. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional Subaccounts of the Separate Account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives. We may establish new Subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new Subaccounts available to existing owners on a basis we determine. We may also eliminate one or more Subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the Separate Account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other Separate Accounts, or Subaccounts.

Additional Information

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. None of these options (described below) vary with the investment performance of a separate account. We will also use any other method of settlement that is agreeable to you and us. More detailed information concerning the following settlement options is available upon request to our Home Office.

Interest Payments	The Company will pay interest on the proceeds at such times and for a period that is agreeable to you and the Company. At the end of the period, the Company will pay out the remainder of the proceeds.

Payments for a Specified Period	The Company will make equal monthly payments for a specified number of years.

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Life Income	The Company will make equal monthly payments for the remainder of the life of the recipient. Payments may be guaranteed for a period of 10 or 20 years.

Payment of a Designated Amount	The Company will make monthly payments of a specified amount until all of the proceeds and any interest are fully paid out.

Joint and Survivor Life Income	The Company will make equal monthly payments during the joint lifetime of two persons and continue the payments during the lifetime of the survivor.

Additional Information about Life Investors and the Separate Account

Life Investors is a stock life insurance company that is a wholly-owned indirect subsidiary of AEGON USA, Inc. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON NV, a Netherlands corporation that is a publicly traded international insurance group. Life Investors’ Home Office is located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499.

Life Investors was incorporated in 1961 under the Iowa law and is subject to regulation by the Iowa Commissioner of Insurance, as well as by the insurance departments of all other states and jurisdictions in which it does business. Life Investors is engaged in the business of issuing life insurance policies and annuity contracts, and is licensed to do business in all states (except New York), Guam, and in the District of Columbia. Life Investors submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. Life Investors has filed the Policy described in the prospectus with insurance officials in those jurisdictions in which the Policy is sold. Life Investors intends to reinsure a portion of the risks assumed under the Policies.

Life Investors established the Separate Account as a separate investment account under Iowa law on July 1, 1999. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other life insurance policies we issue. The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws.

Life Investors holds the Separate Account’s assets physically segregated and apart from the general account. Life Investors maintains records of all purchases and sales of portfolio shares by each of the Subaccounts. A blanket bond was issued to AEGON USA, Inc. (“AEGON USA”) in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Life Investors. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the Policy under the federal securities laws. Thomas E. Pierpan, Esq., Vice President and Associate General Counsel of the Company, has passed upon all matters of Iowa law pertaining to the Policy.

Variations in Policy Provisions

Certain provisions of the Policy may vary from the general description in the prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See your Policy for specific differences as any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. See your agent or contact us for specific information that may be applicable in your state.

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Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy Values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations without charge and upon request showing the death benefit, Cash Surrender Value and Cash Value. These will be based on the age and insurance risk characteristics of the Insured persons under your Policy and such factors as the Specified Amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or Policy Value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Sale of the Policies

The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with Life Investors and AFSG Securities Corporation (“AFSG”), the principal underwriter of the Policy. Both AFSG and Life Investors are indirect subsidiaries of AEGON U.S. Corporation. AFSG is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. (“NASD”). AFSG was organized on March 12, 1986 under the laws of the State of Pennsylvania. More information about AFSG is available at http://www.nasdr.com or by calling 1-800-289-9999. The sales commission payable to Life Investors agents or other registered representatives may vary with the sales agreement, but it is not expected to be greater than:

•	90% of all premiums you make during the first Policy year, and

•	2.50% of all premiums paid during Policy years 2 – 10.

We will pay an additional sales commission of up to 0.25% of the unloaned Policy’s Value on the sixth Policy anniversary and each anniversary thereafter where the Policy Value (minus amounts attributable to loans) equals at least $5,000. In addition, certain production, persistency and managerial bonuses, trips, prizes and awards may be paid.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Payments may also be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literatures, and similar services.

We intend to recoup commissions and other sales expenses through: the premium expense charge, the cost of insurance charge, the mortality and expense risk charge, and earnings on amounts allocated under the Policies to the Fixed Account and the loan account. Commissions paid on sales of the Policies, including other sales incentives, are not directly charged to policy owners or the Variable Account.

We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

AFSG Securities Corporation, the principal underwriter for the Policy, will receive the 12b-1 fees assessed against the funds shares held for the Policies as compensation for providing certain shareholder support services. AFSG will also receive an additional fee based on the value of shares of the funds held for the Policies as compensation for providing certain recordkeeping services.

During fiscal years 2003, 2002 and 2001, AFSG received $1,113,138, $2,250,476 and $2,728,058, respectively, as sales compensation with respect to all Policies issued through the variable account. No amounts were retained by AFSG.

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Reports to Owners

At least once each year, or more often as required by law, we will mail to Owners at their last known address a report showing the following information as of the end of the report period:

•	the current Policy Value	•	any activity since the last report (e.g., premiums paid, withdrawals, deductions, loans or loan repayments, and other transactions)
•	the current Cash Surrender Value
•	the current death benefit
•	any other information required by law

You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in Specified Amount, transfers, partial withdrawals, increases in Indebtedness, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

Records

We will maintain all records relating to the Separate Account and the Fixed Account at our Home Office.

Independent Auditors

The accounting firm of Ernst & Young LLP, independent auditors, provided audit services to the Separate Account and Life Investors for the year ended December 31, 2003. The principal business address of Ernst & Young LLP is 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309-2764.

Experts

Actuarial matters included in this SAI have been examined by Nik Godon, Vice President and Product Actuary of Life Investors, located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, as stated in the opinion filed as an exhibit to the registration statement.

Financial Statements

Life Investors’ financial statements and schedules appear on the following pages. These financial statements and schedules should be distinguished from the Separate Account’s financial statements and you should consider these financial statements and schedules only as bearing upon Life Investor’s ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the Separate Account.

Life Investors’ financial statements and schedules at December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.

Underwriters

Underwriting Standards

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

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Your cost of insurance charge will vary by the insured’s gender, issue age on the Policy Date, length of time from the Policy Date, and rate class. We currently place Insureds into the following rate classes:

•	preferred, non-tobacco use;

•	non-tobacco use;

•	tobacco use.

We also place Insureds in various sub-standard rate classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for Insureds who use tobacco. We currently charge lower cost of insurance rates for Insureds who are in the preferred class. The preferred class is only available if our underwriting guidelines require you to take a blood test because of the specified amount you have chosen, and if you meet the required criteria.

IMSA

Life Investors is a member of the Insurance Marketplace Standards Association (“IMSA”). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the “Consumer” section or by contacting IMSA at 240-497-2900.

Performance Data

Other Performance Data in Advertising Sales Literature

We may compare each Subaccount’s performance to the performance of:

•	other variable life issuers in general;

•	variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron’s, Kiplinger’s Personal Finance, and Fortune);

•	Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor’s Index of 500 Common Stocks, or other widely recognized indices;

•	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

•	other types of investments, such as:

•	certificates of deposit;

•	savings accounts and U.S. Treasuries;

•	certain interest rate and inflation indices (e.g., the Consumer Price Index); or

•	indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

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Life Investors’ Published Ratings

We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody’s Investors Service, Inc., Standard & Poor’s Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the Separate Account, the Subaccounts, the funds or their portfolios, or to their performance.

Index to Financial Statements

Life Investors Variable Life Account A:

Report of Independent Auditors, dated January 30, 2004

Statements of Assets and Liabilities at December 31, 2003

Statements of Operations for the year ended December 31, 2003

Statements of Changes in Net Assets for the years ended December 31, 2003 and 2002

Notes to the Financial Statements

Life Investors Insurance Company of America

Report of Independent Auditors, dated February 13, 2004

Statutory-Basis Balance Sheets at December 31, 2003 and 2002

Statutory-Basis Statements of Operations for the years ended December 31, 2003, 2002 and 2001

Statutory-Basis Statements of Changes in Capital and Surplus for the years ended December 31, 2003, 2002 and 2001

Statutory-Basis Statements of Cash Flow for the years ended December 31, 2003, 2002 and 2001

Notes to Financial Statements—Statutory-Basis

Statutory-Basis Financial Statement Schedules

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Report of Independent Auditors

The Board of Directors and Contract Owners

of Life Investors Variable Life Account A

Life Investors Insurance Company of America

We have audited the accompanying statements of assets and liabilities of Life Investors Variable Life Account A (comprised of the Janus Aspen Growth, Janus Aspen Worldwide Growth, Janus Aspen Balanced, Janus Aspen Capital Appreciation, Janus Aspen Mid Cap Growth, AIM V.I. Capital Appreciation, AIM V.I. Government Securities, AIM V.I. Growth, AIM V.I. International Growth, AIM V.I. Premier Equity, Oppenheimer Main Street, Oppenheimer Multiple Strategies, Oppenheimer Bond, Oppenheimer Strategic Bond, Oppenheimer High Income, Oppenheimer Main Street Small Cap, Fidelity VIP Index 500, Fidelity VIP Money Market, Fidelity VIP Growth, Fidelity VIP Contrafund®, Fidelity VIP Growth & Income, Fidelity VIP Value Strategies, Fidelity VIP Mid Cap, MFS Investors Growth Stock, MFS Mid Cap Growth, MFS New Discovery, MFS Total Return, MFS Utilities, and MFS Value subaccounts), as of December 31, 2003, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 2003, by correspondence with the mutual funds’ transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Life Investors Variable Life Account A at December 31, 2003, and the results of their operations and changes in their net assets for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.

/s/    ERNST & YOUNG LLP

Des Moines, Iowa

January 30, 2004

Life Investors Variable Account A

Statements of Assets and Liabilities

December 31, 2003

	Janus Aspen Growth Subaccount	Janus Aspen Worldwide Growth Subaccount	Janus Aspen Balanced Subaccount	Janus Aspen Capital Appreciation Subaccount
Assets
Investment in securities:
Number of shares	72,245.744	48,799.868	45,947.426	18,910.204

Cost	$1,380,459	$1,302,837	$1,034,233	$385,201

Investments in mutual funds, at net asset value	$1,389,286	$1,260,013	$1,055,872	$394,089
Receivable for units sold	30	57	—	11

Total assets	$1,389,316	$1,260,070	$1,055,872	$394,100

Liabilities
Payable for units redeemed	—	—	21	—

	$1,389,316	$1,260,070	$1,055,851	$394,100

Net Assets:
Life insurance contracts terminable by owners	$1,389,316	$1,260,070	$1,055,851	$394,100

Total net assets	$1,389,316	$1,260,070	$1,055,851	$394,100

Accumulation units outstanding	227,433.407	212,155.028	107,532.338	58,772.232

Accumulation unit value	$6.11	$5.94	$9.82	$6.71

See accompanying notes.

Life Investors Variable Account A

Statements of Assets and Liabilities

December 31, 2003

	Janus Aspen Mid Cap Growth Subaccount	AIM V.I. Capital Appreciation Subaccount	AIM V.I. Government Securities Subaccount	AIM V.I. Growth Subaccount
Assets
Investment in securities:
Number of shares	31,338.610	23,578.573	5,671.045	36,052.133

Cost	$644,426	$475,991	$67,404	$538,567

Investments in mutual funds, at net asset value	$670,646	$501,752	$69,357	$534,653
Receivable for units sold	—	12	22	24

Total assets	$670,646	$501,764	$69,379	$534,677

Liabilities
Payable for units redeemed	9	—	—	—

	$670,637	$501,764	$69,379	$534,677

Net Assets:
Life insurance contracts terminable by owners	$670,637	$501,764	$69,379	$534,677

Total net assets	$670,637	$501,764	$69,379	$534,677

Accumulation units outstanding	160,932.772	79,105.161	5,608.741	118,324.432

Accumulation unit value	$4.17	$6.34	$12.37	$4.52

See accompanying notes.

Life Investors Variable Account A

Statements of Assets and Liabilities

December 31, 2003

	AIM V.I. International Growth Subaccount	AIM V.I. Premier Equity Subaccount	Oppenheimer Main Street Subaccount	Oppenheimer Multiple Strategies Subaccount
Assets
Investment in securities:
Number of shares	13,998.039	66,671.244	49,068.866	21,390.418

Cost	$198,213	$1,391,283	$866,125	$306,107

Investments in mutual funds, at net asset value	$224,529	$1,348,759	$942,122	$340,535
Receivable for units sold	—	63	—	8

Total assets	$224,529	$1,348,822	$942,122	$340,543

Liabilities
Payable for units redeemed	4	—	3	—

	$224,525	$1,348,822	$942,119	$340,543

Net Assets:
Life insurance contracts terminable by owners	$224,525	$1,348,822	$942,119	$340,543

Total net assets	$224,525	$1,348,822	$942,119	$340,543

Accumulation units outstanding	32,575.651	210,845.385	115,312.845	30,416.392

Accumulation unit value	$6.89	$6.40	$8.17	$11.20

See accompanying notes.

Life Investors Variable Account A

Statements of Assets and Liabilities

December 31, 2003

	Oppenheimer Bond Subaccount	Oppenheimer Strategic Bond Subaccount	Oppenheimer High Income Subaccount	Oppenheimer Main Street Small Cap Subaccount
Assets
Investment in securities:
Number of shares	7,090.842	16,289.632	9,230.507	4,788.918

Cost	$77,968	$73,844	$71,709	$49,025

Investments in mutual funds, at net asset value	$80,977	$82,263	$79,475	$64,363
Receivable for units sold	25	—	—	—

Total assets	$81,002	$82,263	$79,475	$64,363

Liabilities
Payable for units redeemed	—	5	4	5

	$81,002	$82,258	$79,471	$64,358

Net Assets:
Life insurance contracts terminable by owners	$81,002	$82,258	$79,471	$64,358

Total net assets	$81,002	$82,258	$79,471	$64,358

Accumulation units outstanding	6,250.139	6,176.129	6,709.140	5,692.291

Accumulation unit value	$12.96	$13.32	$11.85	$11.31

See accompanying notes.

Life Investors Variable Account A

Statements of Assets and Liabilities

December 31, 2003

	Fidelity VIP Index 500 Subaccount	Fidelity VIP Money Market Subaccount	Fidelity VIP Growth Subaccount	Fidelity VIP Contrafund® Subaccount
Assets
Investment in securities:
Number of shares	4,100.313	11,949.870	17,859.580	38,578.047

Cost	$478,559	$11,950	$525,755	$761,268

Investments in mutual funds, at net asset value	$517,172	$11,950	$554,361	$892,310
Receivable for units sold	8	—	20	—

Total assets	$517,180	$11,950	$554,381	$892,310

Liabilities
Payable for units redeemed	—	—	—	49

	$517,180	$11,950	$554,381	$892,261

Net Assets:
Life insurance contracts terminable by owners	$517,180	$11,950	$554,381	$892,261

Total net assets	$517,180	$11,950	$554,381	$892,261

Accumulation units outstanding	66,049.838	1,104.226	83,681.966	93,154.959

Accumulation unit value	$7.83	$10.82	$6.62	$9.58

See accompanying notes.

Life Investors Variable Account A

Statements of Assets and Liabilities

December 31, 2003

	Fidelity VIP Growth & Income Subaccount	Fidelity VIP Value Strategies Subaccount	Fidelity VIP Mid Cap Subaccount	MFS Investors Growth Stock Subaccount
Assets
Investment in securities:
Number of shares	29,693.251	2,754.986	5,049.765	1,450.779

Cost	$360,211	$26,438	$93,923	$11,270

Investments in mutual funds, at net asset value	$393,733	$34,300	$121,043	$12,433
Receivable for units sold	3	—	—	—

Total assets	$393,736	$34,300	$121,043	$12,433

Liabilities
Payable for units redeemed	—	2	10	—

	$393,736	$34,298	$121,033	$12,433

Net Assets:
Life insurance contracts terminable by owners	$393,736	$34,298	$121,033	$12,433

Total net assets	$393,736	$34,298	$121,033	$12,433

Accumulation units outstanding	43,165.035	2,920.289	10,240.674	1,298.550

Accumulation unit value	$9.12	$11.74	$11.82	$9.57

See accompanying notes.

Life Investors Variable Account A

Statements of Assets and Liabilities

December 31, 2003

	MFS Mid Cap Growth Subaccount	MFS New Discovery Subaccount	MFS Total Return Subaccount
Assets
Investment in securities:
Number of shares	1,765.796	402.554	7,942.690

Cost	$9,488	$4,764	$138,309

Investments in mutual funds, at net asset value	$10,807	$5,575	$154,406
Receivable for units sold	—	—	—

Total assets	$10,807	$5,575	$154,406

Liabilities
Payable for units redeemed	1	—	4

	$10,806	$5,575	$154,402

Net Assets:
Life insurance contracts terminable by owners	$10,806	$5,575	$154,402

Total net assets	$10,806	$5,575	$154,402

Accumulation units outstanding	1,117.436	560.819	14,544.064

Accumulation unit value	$9.67	$9.94	$10.62

See accompanying notes.

Life Investors Variable Account A

Statements of Assets and Liabilities

December 31, 2003

	MFS Utilities Subaccount	MFS Value Subaccount
Assets
Investment in securities:
Number of shares	1,185.876	15,828.729

Cost	$14,959	$143,109

Investments in mutual funds, at net asset value	$18,820	$169,842
Receivable for units sold	—	—

Total assets	$18,820	$169,842

Liabilities
Payable for units redeemed	1	5

	$18,819	$169,837

Net Assets:
Life insurance contracts terminable by owners	$18,819	$169,837

Total net assets	$18,819	$169,837

Accumulation units outstanding	1,663.622	16,413.454

Accumulation unit value	$11.31	$10.35

See accompanying notes.

Life Investors Variable Account A

Statements of Operations

For the year ended December 31, 2003

	Janus Aspen Growth Subaccount	Janus Aspen Worldwide Growth Subaccount	Janus Aspen Balanced Subaccount
Net investment income (loss)
Income:
Dividends	$1,141	$11,364	$20,996

Expenses:
Mortality and expense risk charge	8,151	7,315	6,740

Net investment income (loss)	(7,010)	4,049	14,256

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—
Proceeds from sales	57,196	49,202	47,465
Cost of investments sold	97,964	87,664	53,981

Net realized capital gains (losses) on investments	(40,768)	(38,462)	(6,516)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(342,828)	(308,253)	(86,847)
End of period	8,827	(42,824)	21,639

Net change in unrealized appreciation/depreciation of investments	351,655	265,429	108,486

Net realized and unrealized capital gains (losses) on investments	310,887	226,967	101,970

Increase (decrease) in net assets from operations	$303,877	$231,016	$116,226

See accompanying notes.

Life Investors Variable Account A

Statements of Operations

For the year ended December 31, 2003

	Janus Aspen Capital Appreciation Subaccount	Janus Aspen Mid Cap Growth Subaccount	AIM V.I. Capital Appreciation Subaccount
Net investment income (loss)
Income:
Dividends	$1,669	$—	$—

Expenses:
Mortality and expense risk charge	2,529	3,952	2,943

Net investment income (loss)	(860)	(3,952)	(2,943)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—
Proceeds from sales	38,963	32,060	39,854
Cost of investments sold	55,970	62,340	74,083

Net realized capital gains (losses) on investments	(17,007)	(30,280)	(34,229)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(72,334)	(169,144)	(113,620)
End of period	8,888	26,220	25,761

Net change in unrealized appreciation/depreciation of investments	81,222	195,364	139,381

Net realized and unrealized capital gains (losses) on investments	64,215	165,084	105,152

Increase (decrease) in net assets from operations	$63,355	$161,132	$102,209

See accompanying notes.

Life Investors Variable Account A

Statements of Operations

For the year ended December 31, 2003

	AIM V.I. Government Securities Subaccount	AIM V.I. Growth Subaccount	AIM V.I. International Growth Subaccount
Net investment income (loss)
Income:
Dividends	$1,614	$—	$1,066

Expenses:
Mortality and expense risk charge	475	3,194	1,349

Net investment income (loss)	1,139	(3,194)	(283)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—
Proceeds from sales	3,497	32,430	42,514
Cost of investments sold	3,193	63,457	66,146

Net realized capital gains (losses) on investments	304	(31,027)	(23,632)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	3,193	(156,496)	(43,553)
End of period	1,953	(3,914)	26,316

Net change in unrealized appreciation/depreciation of investments	(1,240)	152,582	69,869

Net realized and unrealized capital gains (losses) on investments	(936)	121,555	46,237

Increase (decrease) in net assets from operations	$203	$118,361	$45,954

See accompanying notes.

Life Investors Variable Account A

Statements of Operations

For the year ended December 31, 2003

	AIM V.I. Premier Equity Subaccount	Oppenheimer Main Street Subaccount	Oppenheimer Multiple Strategies Subaccount
Net investment income (loss)
Income:
Dividends	$3,713	$6,234	$7,132

Expenses:
Mortality and expense risk charge	8,156	5,425	2,032

Net investment income (loss)	(4,443)	809	5,100

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—
Proceeds from sales	81,147	35,362	19,209
Cost of investments sold	133,633	44,749	21,075

Net realized capital gains (losses) on investments	(52,486)	(9,387)	(1,866)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(343,356)	(110,361)	(23,294)
End of period	(42,524)	75,997	34,428

Net change in unrealized appreciation/depreciation of investments	300,832	186,358	57,722

Net realized and unrealized capital gains (losses) on investments	248,346	176,971	55,856

Increase (decrease) in net assets from operations	$243,903	$177,780	$60,956

See accompanying notes.

Life Investors Variable Account A

Statements of Operations

For the year ended December 31, 2003

	Oppenheimer Bond Subaccount	Oppenheimer Strategic Bond Subaccount	Oppenheimer High Income Subaccount
Net investment income (loss)
Income:
Dividends	$3,162	$3,698	$4,018

Expenses:
Mortality and expense risk charge	503	498	483

Net investment income (loss)	2,659	3,200	3,535

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—
Proceeds from sales	5,580	5,936	14,428
Cost of investments sold	5,606	5,896	15,495

Net realized capital gains (losses) on investments	(26)	40	(1,067)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	1,807	958	(2,849)
End of period	3,009	8,419	7,766

Net change in unrealized appreciation/depreciation of investments	1,202	7,461	10,615

Net realized and unrealized capital gains (losses) on investments	1,176	7,501	9,548

Increase (decrease) in net assets from operations	$3,835	$10,701	$13,083

See accompanying notes.

Life Investors Variable Account A

Statements of Operations

For the year ended December 31, 2003

	Oppenheimer Main Street Small Cap Subaccount	Fidelity VIP Index 500 Subaccount	Fidelity VIP Money Market Subaccount
Net investment income (loss)
Income:
Dividends	$—	$4,893	$113

Expenses:
Mortality and expense risk charge	304	3,011	85

Net investment income (loss)	(304)	1,882	28

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—
Proceeds from sales	3,870	26,175	3,106
Cost of investments sold	3,796	34,836	3,106

Net realized capital gains (losses) on investments	74	(8,661)	0

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(935)	(73,680)	—
End of period	15,338	38,613	—

Net change in unrealized appreciation/depreciation of investments	16,273	112,293	0

Net realized and unrealized capital gains (losses) on investments	16,347	103,632	0

Increase (decrease) in net assets from operations	$16,043	$105,514	$28

See accompanying notes.

Life Investors Variable Account A

Statements of Operations

For the year ended December 31, 2003

	Fidelity VIP Growth Subaccount	Fidelity VIP Contrafund® Subaccount	Fidelity VIP Growth & Income Subaccount
Net investment income (loss)
Income:
Dividends	$1,022	$2,808	$3,179

Expenses:
Mortality and expense risk charge	3,259	5,111	2,356

Net investment income (loss)	(2,237)	(2,303)	823

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—
Proceeds from sales	34,197	39,552	15,803
Cost of investments sold	47,166	49,195	17,607

Net realized capital gains (losses) on investments	(12,969)	(9,643)	(1,804)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(111,335)	(58,030)	(33,523)
End of period	28,606	131,042	33,522

Net change in unrealized appreciation/depreciation of investments	139,941	189,072	67,045

Net realized and unrealized capital gains (losses) on investments	126,972	179,429	65,241

Increase (decrease) in net assets from operations	$124,735	$177,126	$66,064

See accompanying notes.

Life Investors Variable Account A

Statements of Operations

For the year ended December 31, 2003

	Fidelity VIP Value Strategies Subaccount	Fidelity VIP Mid Cap Subaccount	MFS Investors Growth Stock Subaccount
Net investment income (loss)
Income:
Dividends	$—	$150	$—

Expenses:
Mortality and expense risk charge	158	575	57

Net investment income (loss)	(158)	(425)	(57)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	165	—	—
Proceeds from sales	7,257	6,363	2,647
Cost of investments sold	5,861	6,527	2,499

Net realized capital gains (losses) on investments	1,561	(164)	148

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(173)	(1,762)	(149)
End of period	7,862	27,120	1,163

Net change in unrealized appreciation/depreciation of investments	8,035	28,882	1,312

Net realized and unrealized capital gains (losses) on investments	9,596	28,718	1,460

Increase (decrease) in net assets from operations	$9,438	$28,293	$1,403

See accompanying notes.

Life Investors Variable Account A

Statements of Operations

For the year ended December 31, 2003

	MFS Mid Cap Growth Subaccount	MFS New Discovery Subaccount	MFS Total Return Subaccount
Net investment income (loss)
Income:
Dividends	$—	$—	$1,584

Expenses:
Mortality and expense risk charge	44	25	801

Net investment income (loss)	(44)	(25)	783

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—
Proceeds from sales	2,520	765	6,258
Cost of investments sold	2,165	882	6,567

Net realized capital gains (losses) on investments	355	(117)	(309)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(126)	(321)	(311)
End of period	1,319	811	16,097

Net change in unrealized appreciation/depreciation of investments	1,445	1,132	16,408

Net realized and unrealized capital gains (losses) on investments	1,800	1,015	16,099

Increase (decrease) in net assets from operations	$1,756	$990	$16,882

See accompanying notes.

Life Investors Variable Account A

Statements of Operations

For the year ended December 31, 2003

	MFS Utilities Subaccount	MFS Value Subaccount
Net investment income (loss)
Income:
Dividends	$244	$170

Expenses:
Mortality and expense risk charge	94	815

Net investment income (loss)	150	(645)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—
Proceeds from sales	1,340	9,481
Cost of investments sold	1,226	10,803

Net realized capital gains (losses) on investments	114	(1,322)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	209	(2,892)
End of period	3,861	26,733

Net change in unrealized appreciation/depreciation of investments	3,652	29,625

Net realized and unrealized capital gains (losses) on investments	3,766	28,303

Increase (decrease) in net assets from operations	$3,916	$27,658

See accompanying notes.

Life Investors Variable Account A

Statements of Changes in Net Assets

Years ended December 31, 2003 and 2002

	Janus Aspen Growth Subaccount		Janus Aspen Worldwide Growth Subaccount
	2003	2002	2003	2002
Operations
Net investment income (loss)	$(7,010)	$(5,984)	$4,049	$2,020
Net realized capital gains (losses) on investments	(40,768)	(33,137)	(38,462)	(28,894)
Net change in unrealized appreciation/depreciation of investments	351,655	(214,205)	265,429	(196,766)

Increase (decrease) in net assets from operations	303,877	(253,326)	231,016	(223,640)

Contract transactions
Net contract purchase payments	553,631	601,310	499,597	530,418
Transfer payments from (to) other subaccounts or general account	10,725	58,973	34,186	11,030
Contract terminations, withdrawals, and other deductions	(36,495)	(19,954)	(30,004)	(16,572)
Contract maintenance charges	(283,807)	(276,439)	(247,239)	(242,428)

Increase (decrease) in net assets from contract transactions	244,054	363,890	256,540	282,448

Net increase (decrease) in net assets	547,931	110,564	487,556	58,808

Net assets:
Beginning of the period	841,385	730,821	772,514	713,706

End of the period	$1,389,316	$841,385	$1,260,070	$772,514

See accompanying notes.

Life Investors Variable Account A

Statements of Changes in Net Assets

Years ended December 31, 2003 and 2002

	Janus Aspen Balanced Subaccount		Janus Aspen Capital Appreciation Subaccount
	2003	2002	2003	2002
Operations
Net investment income (loss)	$14,256	$13,806	$(860)	$(304)
Net realized capital gains (losses) on investments	(6,516)	(5,332)	(17,007)	(9,313)
Net change in unrealized appreciation/depreciation of investments	108,486	(62,455)	81,222	(34,336)

Increase (decrease) in net assets from operations	116,226	(53,981)	63,355	(43,953)

Contract transactions
Net contract purchase payments	325,972	389,737	156,030	180,759
Transfer payments from (to) other subaccounts or general account	10,366	25,090	(17,440)	7,391
Contract terminations, withdrawals, and other deductions	(25,150)	(16,087)	(10,928)	(2,399)
Contract maintenance charges	(165,105)	(148,386)	(75,401)	(72,734)

Increase (decrease) in net assets from contract transactions	146,083	250,354	52,261	113,017

Net increase (decrease) in net assets	262,309	196,373	115,616	69,064

Net assets:
Beginning of the period	793,542	597,169	278,484	209,420

End of the period	$1,055,851	$793,542	$394,100	$278,484

See accompanying notes.

Life Investors Variable Account A

Statements of Changes in Net Assets

Years ended December 31, 2003 and 2002

	Janus Aspen Mid Cap Growth Subaccount		AIM V.I. Capital Appreciation Subaccount
	2003	2002	2003	2002
Operations
Net investment income (loss)	$(3,952)	$(2,641)	$(2,943)	$(2,063)
Net realized capital gains (losses) on investments	(30,280)	(27,484)	(34,229)	(12,515)
Net change in unrealized appreciation/depreciation of investments	195,364	(86,656)	139,381	(64,016)

Increase (decrease) in net assets from operations	161,132	(116,781)	102,209	(78,594)

Contract transactions
Net contract purchase payments	247,830	275,695	218,946	220,307
Transfer payments from (to) other subaccounts or general account	35,890	10,726	(13,208)	27,169
Contract terminations, withdrawals, and other deductions	(19,306)	(7,873)	(11,533)	(4,031)
Contract maintenance charges	(137,983)	(131,173)	(103,181)	(96,237)

Increase (decrease) in net assets from contract transactions	126,431	147,375	91,024	147,208

Net increase (decrease) in net assets	287,563	30,594	193,233	68,614

Net assets:
Beginning of the period	383,074	352,480	308,531	239,917

End of the period	$670,637	$383,074	$501,764	$308,531

See accompanying notes.

Life Investors Variable Account A

Statements of Changes in Net Assets

Years ended December 31, 2003 and 2002

	AIM V.I. Government Securities Subaccount		AIM V.I. Growth Subaccount
	2003	2002	2003	2002
Operations
Net investment income (loss)	$1,139	$743	$(3,194)	$(2,336)
Net realized capital gains (losses) on investments	304	229	(31,027)	(20,261)
Net change in unrealized appreciation/depreciation of investments	(1,240)	3,070	152,582	(96,634)

Increase (decrease) in net assets from operations	203	4,042	118,361	(119,231)

Contract transactions
Net contract purchase payments	16,494	16,543	201,787	224,254
Transfer payments from (to) other subaccounts or general account	407	6,184	23,342	3,862
Contract terminations, withdrawals, and other deductions	(20)	(66)	(15,083)	(3,666)
Contract maintenance charges	(7,149)	(4,581)	(108,101)	(104,071)

Increase (decrease) in net assets from contract transactions	9,732	18,080	101,945	120,379

Net increase (decrease) in net assets	9,935	22,122	220,306	1,148

Net assets:
Beginning of the period	59,444	37,322	314,371	313,223

End of the period	$69,379	$59,444	$534,677	$314,371

See accompanying notes.

Life Investors Variable Account A

Statements of Changes in Net Assets

Years ended December 31, 2003 and 2002

	AIM V.I. International Growth Subaccount		AIM V.I. Premier Equity Subaccount
	2003	2002	2003	2002
Operations
Net investment income (loss)	$(283)	$(41)	$(4,443)	$(2,670)
Net realized capital gains (losses) on investments	(23,632)	(5,669)	(52,486)	(30,900)
Net change in unrealized appreciation/depreciation of investments	69,869	(20,849)	300,832	(269,296)

Increase (decrease) in net assets from operations	45,954	(26,559)	243,903	(302,866)

Contract transactions
Net contract purchase payments	80,153	79,463	537,328	636,009
Transfer payments from (to) other subaccounts or general account	(23,208)	27,008	(36,016)	43,372
Contract terminations, withdrawals, and other deductions	(6,160)	(2,259)	(25,809)	(10,289)
Contract maintenance charges	(37,535)	(33,830)	(259,918)	(245,750)

Increase (decrease) in net assets from contract transactions	13,250	70,382	215,585	423,342

Net increase (decrease) in net assets	59,204	43,823	459,488	120,476

Net assets:
Beginning of the period	165,321	121,498	889,334	768,858

End of the period	$224,525	$165,321	$1,348,822	$889,334

See accompanying notes.

Life Investors Variable Account A

Statements of Changes in Net Assets

Years ended December 31, 2003 and 2002

	Oppenheimer Main Street Subaccount		Oppenheimer Multiple Strategies Subaccount
	2003	2002	2003	2002
Operations
Net investment income (loss)	$809	$(613)	$5,100	$3,932
Net realized capital gains (losses) on investments	(9,387)	(8,336)	(1,866)	(1,270)
Net change in unrealized appreciation/depreciation of investments	186,358	(100,110)	57,722	(22,673)

Increase (decrease) in net assets from operations	177,780	(109,059)	60,956	(20,011)

Contract transactions
Net contract purchase payments	404,064	436,882	130,539	147,240
Transfer payments from (to) other subaccounts or general account	17,967	36,464	1,922	10,502
Contract terminations, withdrawals, and other deductions	(18,762)	(7,244)	(7,706)	(1,934)
Contract maintenance charges	(197,155)	(177,650)	(62,956)	(53,063)

Increase (decrease) in net assets from contract transactions	206,114	288,452	61,799	102,745

Net increase (decrease) in net assets	383,894	179,393	122,755	82,734

Net assets:
Beginning of the period	558,225	378,832	217,788	135,054

End of the period	$942,119	$558,225	$340,543	$217,788

See accompanying notes.

Life Investors Variable Account A

Statements of Changes in Net Assets

Years ended December 31, 2003 and 2002

	Oppenheimer Bond Subaccount		Oppenheimer Strategic Bond Subaccount
	2003	2002	2003	2002
Operations
Net investment income (loss)	$2,659	$1,461	$3,200	$2,275
Net realized capital gains (losses) on investments	(26)	(145)	40	(310)
Net change in unrealized appreciation/depreciation of investments	1,202	1,968	7,461	769

Increase (decrease) in net assets from operations	3,835	3,284	10,701	2,734

Contract transactions
Net contract purchase payments	31,342	19,553	30,043	24,640
Transfer payments from (to) other subaccounts or general account	4,702	18,061	751	2,280
Contract terminations, withdrawals, and other deductions	(846)	(112)	(1,360)	(26)
Contract maintenance charges	(12,730)	(7,368)	(10,693)	(7,003)

Increase (decrease) in net assets from contract transactions	22,468	30,134	18,741	19,891

Net increase (decrease) in net assets	26,303	33,418	29,442	22,625

Net assets:
Beginning of the period	54,699	21,281	52,816	30,191

End of the period	$81,002	$54,699	$82,258	$52,816

See accompanying notes.

Life Investors Variable Account A

Statements of Changes in Net Assets

Years ended December 31, 2003 and 2002

	Oppenheimer High Income Subaccount		Oppenheimer Main Street Small Cap Subaccount
	2003	2002	2003	2002
Operations
Net investment income (loss)	$3,535	$2,945	$(304)	$(45)
Net realized capital gains (losses) on investments	(1,067)	(1,405)	74	(468)
Net change in unrealized appreciation/depreciation of investments	10,615	(2,576)	16,273	(935)

Increase (decrease) in net assets from operations	13,083	(1,036)	16,043	(1,448)

Contract transactions
Net contract purchase payments	34,340	22,788	34,582	16,587
Transfer payments from (to) other subaccounts or general account	3,636	14,415	7,040	7,663
Contract terminations, withdrawals, and other deductions	(5,412)	(911)	(402)	(13)
Contract maintenance charges	(18,351)	(11,681)	(12,912)	(2,782)

Increase (decrease) in net assets from contract transactions	14,213	24,611	28,308	21,455

Net increase (decrease) in net assets	27,296	23,575	44,351	20,007

Net assets:
Beginning of the period	52,175	28,600	20,007	—

End of the period	$79,471	$52,175	$64,358	$20,007

See accompanying notes.

Life Investors Variable Account A

Statements of Changes in Net Assets

Years ended December 31, 2003 and 2002

	Fidelity VIP Index 500 Subaccount		Fidelity VIP Money Market Subaccount
	2003	2002	2003	2002
Operations
Net investment income (loss)	$1,882	$1,018	$28	$52
Net realized capital gains (losses) on investments	(8,661)	(8,451)	—	—
Net change in unrealized appreciation/depreciation of investments	112,293	(66,220)	—	—

Increase (decrease) in net assets from operations	105,514	(73,653)	28	52

Contract transactions
Net contract purchase payments	183,370	210,956	5,225	6,204
Transfer payments from (to) other subaccounts or general account	38,665	4,714	57	3,815
Contract terminations, withdrawals, and other deductions	(8,383)	(5,674)	(200)	(476)
Contract maintenance charges	(98,915)	(92,985)	(3,451)	(2,991)

Increase (decrease) in net assets from contract transactions	114,737	117,011	1,631	6,552

Net increase (decrease) in net assets	220,251	43,358	1,659	6,604

Net assets:
Beginning of the period	296,929	253,571	10,291	3,687

End of the period	$517,180	$296,929	$11,950	$10,291

See accompanying notes.

Life Investors Variable Account A

Statements of Changes in Net Assets

Years ended December 31, 2003 and 2002

	Fidelity VIP Growth Subaccount		Fidelity VIP Contrafund® Subaccount
	2003	2002	2003	2002
Operations
Net investment income (loss)	$(2,237)	$(1,734)	$(2,303)	$(621)
Net realized capital gains (losses) on investments	(12,969)	(24,287)	(9,643)	(4,443)
Net change in unrealized appreciation/depreciation of investments	139,941	(90,268)	189,072	(46,421)

Increase (decrease) in net assets from operations	124,735	(116,289)	177,126	(51,485)

Contract transactions
Net contract purchase payments	208,624	285,991	351,551	371,484
Transfer payments from (to) other subaccounts or general account	(1,988)	(8,316)	(356)	42,552
Contract terminations, withdrawals, and other deductions	(8,875)	(3,327)	(13,596)	(4,944)
Contract maintenance charges	(101,358)	(94,533)	(167,612)	(137,416)

Increase (decrease) in net assets from contract transactions	96,403	179,815	169,987	271,676

Net increase (decrease) in net assets	221,138	63,526	347,113	220,191

Net assets:
Beginning of the period	333,243	269,717	545,148	324,957

End of the period	$554,381	$333,243	$892,261	$545,148

See accompanying notes.

Life Investors Variable Account A

Statements of Changes in Net Assets

Years ended December 31, 2003 and 2002

	Fidelity VIP Growth & Income Subaccount		Fidelity VIP Value Strategies Subaccount
	2003	2002	2003	2002
Operations
Net investment income (loss)	$823	$494	$(158)	$(18)
Net realized capital gains (losses) on investments	(1,804)	(3,584)	1,561	(125)
Net change in unrealized appreciation/depreciation of investments	67,045	(35,295)	8,035	(173)

Increase (decrease) in net assets from operations	66,064	(38,385)	9,438	(316)

Contract transactions
Net contract purchase payments	147,680	159,935	14,632	7,502
Transfer payments from (to) other subaccounts or general account	8,249	20,012	7,707	2,666
Contract terminations, withdrawals, and other deductions	(5,917)	(7,534)	(382)	—
Contract maintenance charges	(64,315)	(54,648)	(5,541)	(1,408)

Increase (decrease) in net assets from contract transactions	85,697	117,765	16,416	8,760

Net increase (decrease) in net assets	151,761	79,380	25,854	8,444

Net assets:
Beginning of the period	241,975	162,595	8,444	—

End of the period	$393,736	$241,975	$34,298	$8,444

See accompanying notes.

Life Investors Variable Account A

Statements of Changes in Net Assets

Years ended December 31, 2003 and 2002

	Fidelity VIP Mid Cap Subaccount		MFS Investors Growth Stock Subaccount
	2003	2002	2003	2002
Operations
Net investment income (loss)	$(425)	$(136)	$(57)	$(8)
Net realized capital gains (losses) on investments	(164)	(1,009)	148	(131)
Net change in unrealized appreciation/depreciation of investments	28,882	(1,762)	1,312	(149)

Increase (decrease) in net assets from operations	28,293	(2,907)	1,403	(288)

Contract transactions
Net contract purchase payments	59,966	27,040	10,289	3,366
Transfer payments from (to) other subaccounts or general account	9,597	29,062	3,258	650
Contract terminations, withdrawals, and other deductions	(1,129)	—	(628)	—
Contract maintenance charges	(22,842)	(6,047)	(4,510)	(1,107)

Increase (decrease) in net assets from contract transactions	45,592	50,055	8,409	2,909

Net increase (decrease) in net assets	73,885	47,148	9,812	2,621

Net assets:
Beginning of the period	47,148	—	2,621	—

End of the period	$121,033	$47,148	$12,433	$2,621

See accompanying notes.

Life Investors Variable Account A

Statements of Changes in Net Assets

Years ended December 31, 2003 and 2002

	MFS Mid Cap Growth Subaccount		MFS New Discovery Subaccount
	2003	2002	2003	2002
Operations
Net investment income (loss)	$(44)	$(7)	$(25)	$(7)
Net realized capital gains (losses) on investments	355	(180)	(117)	(82)
Net change in unrealized appreciation/depreciation of investments	1,445	(126)	1,132	(321)

Increase (decrease) in net assets from operations	1,756	(313)	990	(410)

Contract transactions
Net contract purchase payments	10,095	3,559	3,428	2,665
Transfer payments from (to) other subaccounts or general account	333	412	881	320
Contract terminations, withdrawals, and other deductions	(467)	—	(37)	—
Contract maintenance charges	(3,733)	(836)	(1,621)	(641)

Increase (decrease) in net assets from contract transactions	6,228	3,135	2,651	2,344

Net increase (decrease) in net assets	7,984	2,822	3,641	1,934

Net assets:
Beginning of the period	2,822	—	1,934	—

End of the period	$10,806	$2,822	$5,575	$1,934

See accompanying notes.

Life Investors Variable Account A

Statements of Changes in Net Assets

Years ended December 31, 2003 and 2002

	MFS Total Return Subaccount		MFS Utilities Subaccount
	2003	2002	2003	2002
Operations
Net investment income (loss)	$783	$(210)	$150	$(13)
Net realized capital gains (losses) on investments	(309)	(1,079)	114	(44)
Net change in unrealized appreciation/depreciation of investments	16,408	(311)	3,652	209

Increase (decrease) in net assets from operations	16,882	(1,600)	3,916	152

Contract transactions
Net contract purchase payments	75,317	36,447	9,054	8,064
Transfer payments from (to) other subaccounts or general account	18,672	43,087	(167)	689
Contract terminations, withdrawals, and other deductions	(758)	—	(7)	—
Contract maintenance charges	(26,659)	(6,986)	(2,557)	(325)

Increase (decrease) in net assets from contract transactions	66,572	72,548	6,323	8,428

Net increase (decrease) in net assets	83,454	70,948	10,239	8,580

Net assets:
Beginning of the period	70,948	—	8,580	—

End of the period	$154,402	$70,948	$18,819	$8,580

See accompanying notes.

Life Investors Variable Account A

Statements of Changes in Net Assets

Years ended December 31, 2003 and 2002

	MFS Value Subaccount
	2003	2002
Operations
Net investment income (loss)	$(645)	$(214)
Net realized capital gains (losses) on investments	(1,322)	(1,986)
Net change in unrealized appreciation/depreciation of investments	29,625	(2,892)

Increase (decrease) in net assets from operations	27,658	(5,092)

Contract transactions
Net contract purchase payments	66,595	47,813
Transfer payments from (to) other subaccounts or general account	25,660	39,015
Contract terminations, withdrawals, and other deductions	(1,070)	(30)
Contract maintenance charges	(24,180)	(6,532)

Increase (decrease) in net assets from contract transactions	67,005	80,266

Net increase (decrease) in net assets	94,663	75,174

Net assets:
Beginning of the period	75,174	—

End of the period	$169,837	$75,174

See accompanying notes.

Life Investors Variable Life Account A

Notes to Financial Statements

December 31, 2003

1. Organization and Summary of Significant Accounting Policies

Organization

The Life Investors Variable Life Account A (the Separate Account) is a segregated investment account of Life Investors Insurance Company of America (Life Investors), an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding Portfolio (the Portfolio) of a Fund. Activity in these investment subaccounts is available to contract owners of the Life Investors Variable Life Account A.

Subaccount Investment by Fund:
Janus Aspen Series:	Fidelity Variable Insurance Products Funds:
Janus Aspen Growth Portfolio	Fidelity VIP Index 500 Portfolio
Janus Aspen Worldwide Growth Portfolio	Fidelity VIP Money Market Portfolio
Janus Aspen Balanced Portfolio	Fidelity VIP Growth Portfolio
Janus Aspen Capital Appreciation Portfolio	Fidelity VIP Contrafund ® Portfolio
Janus Aspen Mid Cap Growth Portfolio	Fidelity VIP Growth & Income Portfolio
AIM Variable Insurance Funds:	Fidelity VIP Value Strategies Portfolio
AIM V.I. Capital Appreciation Fund	Fidelity VIP Mid Cap Portfolio
AIM V.I. Government Securities Fund	MFS® Variable Insurance TrustSM:
AIM V.I. Growth Fund	MFS Investors Growth Stock Series
AIM V.I. International Growth Fund	MFS Mid Cap Growth Series
AIM V.I. Premier Equity Fund	MFS New Discovery Series
Oppenheimer Variable Account Funds:	MFS Total Return Series
Oppenheimer Main Street Small Cap Fund	MFS Utilities Series
Oppenheimer Main Street Fund	MFS Value Series
Oppenheimer Multiple Strategies Fund
Oppenheimer Bond Fund
Oppenheimer Strategic Bond Fund
Oppenheimer High Income Fund

Effective May 1, 2003, the following Portfolio name has changed:

Portfolio	Formerly
Oppenheimer Main Street Fund	Oppenheimer Main Street Growth & Income Fund

Investments

Net purchase payments received by the Mutual Fund Account are invested in the portfolios of the Series Funds, as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2003.

Realized capital gains and losses from sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses on investments in the Series Funds are included in the Statements of Operations.

Life Investors Variable Life Account A

Notes to Financial Statements—(Continued)

December 31, 2003

Dividend Income

Dividends received from the Series Funds investments are reinvested to purchase additional mutual fund shares.

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2003 were as follows:

	Purchases	Sales
Janus Aspen Series:
Janus Aspen Growth Portfolio	$294,282	$57,196
Janus Aspen Worldwide Growth Portfolio	309,802	49,202
Janus Aspen Balanced Portfolio	207,827	47,465
Janus Aspen Capital Appreciation Portfolio	90,372	38,963
Janus Aspen Mid Cap Growth Portfolio	154,579	32,060
AIM Variable Insurance Funds:
AIM V.I. Capital Appreciation Fund	127,948	39,854
AIM V.I. Government Securities Fund	14,343	3,497
AIM V.I. Growth Fund	131,192	32,430
AIM V.I. International Growth Fund	55,490	42,514
AIM V.I. Premier Equity Fund	292,303	81,147
Oppenheimer Variable Account Funds:
Oppenheimer Main Street Fund	242,310	35,362
Oppenheimer Multiple Strategies Fund	86,117	19,209
Oppenheimer Bond Fund	30,707	5,580
Oppenheimer Strategic Bond Fund	27,881	5,936
Oppenheimer High Income Fund	32,180	14,428
Oppenheimer Main Street Small Cap Fund	31,879	3,870
Fidelity Variable Insurance Products Funds:
Fidelity VIP Index 500 Portfolio	142,808	26,175
Fidelity VIP Money Market Portfolio	4,765	3,106
Fidelity VIP Growth Portfolio	128,372	34,197
Fidelity VIP Contrafund® Portfolio	207,290	39,552
Fidelity VIP Growth & Income Portfolio	102,328	15,803
Fidelity VIP Value Strategies Portfolio	23,681	7,257
Fidelity VIP Mid Cap Portfolio	51,541	6,363
MFS® Variable Insurance TrustSM:
MFS Investors Growth Stock Series	10,998	2,647
MFS Mid Cap Growth Series	8,705	2,520
MFS New Discovery Series	3,391	765
MFS Total Return Series	73,616	6,258
MFS Utilities Series	7,813	1,340
MFS Value Series	75,848	9,481

Life Investors Variable Life Account A

Notes to Financial Statements—(Continued)

December 31, 2003

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	Janus Aspen Growth Subaccount	Janus Aspen Worldwide Growth Subaccount	Janus Aspen Balanced Subaccount	Janus Aspen Capital Appreciation Subaccount	Janus Aspen Mid Cap Growth Subaccount
Units outstanding at January 1, 2002	114,101	109,351	63,930	31,274	81,131
Units purchased	94,554	82,140	36,396	24,304	66,454
Units redeemed and transferred	(28,563)	(31,421)	(8,840)	(5,892)	(24,315)

Units outstanding at December 31, 2002	180,092	160,070	91,486	49,686	123,270
Units purchased	106,246	98,972	35,895	26,267	70,358
Units redeemed and transferred	(58,904)	(46,888)	(19,849)	(17,182)	(32,695)

Units outstanding at December 31, 2003	227,433	212,155	107,532	58,772	160,933

	AIM V.I. Capital Appreciation Subaccount	AIM V.I. Government Securities Subaccount	AIM V.I. Growth Subaccount	AIM V.I. International Growth Subaccount	AIM V.I. Premier Equity Subaccount
Units outstanding at January 1, 2002	36,508	3,292	61,864	18,900	103,286
Units purchased	33,472	1,344	46,666	11,335	90,332
Units redeemed and transferred	(7,449)	185	(17,905)	491	(21,027)

Units outstanding at December 31, 2002	62,531	4,821	90,625	30,726	172,591
Units purchased	40,497	1,345	52,201	14,114	96,089
Units redeemed and transferred	(23,923)	(557)	(24,501)	(12,265)	(57,834)

Units outstanding at December 31, 2003	79,105	5,609	118,324	32,576	210,845

	Oppenheimer Main Street Subaccount	Oppenheimer Multiple Strategies Subaccount	Oppenheimer Bond Subaccount	Oppenheimer Strategic Bond Subaccount	Oppenheimer High Income Subaccount
Units outstanding at January 1, 2002	47,005	13,305	1,884	2,833	2,878
Units purchased	49,988	12,911	1,465	2,131	1,935
Units redeemed and transferred	(11,056)	(2,090)	1,124	(317)	606

Units outstanding at December 31, 2002	85,937	24,126	4,473	4,647	5,419
Units purchased	57,216	13,318	2,489	2,447	3,200
Units redeemed and transferred	(27,840)	(7,028)	(712)	(918)	(1,911)

Units outstanding at December 31, 2003	115,313	30,416	6,250	6,176	6,709

Life Investors Variable Life Account A

Notes to Financial Statements—(Continued)

December 31, 2003

	Oppenheimer Main Street Small Cap Subaccount	Fidelity VIP Index 500 Subaccount	Fidelity VIP Money Market Subaccount	Fidelity VIP Growth Subaccount	Fidelity VIP Contrafund® Subaccount
Units outstanding at January 1, 2002	0	31,852	345	37,243	38,923
Units purchased	1,924	24,986	495	40,099	39,464
Units redeemed and transferred	612	(8,506)	113	(11,014)	(5,815)

Units outstanding at December 31, 2002	2,536	48,332	953	66,328	72,572
Units purchased	3,775	27,325	483	37,046	43,176
Units redeemed and transferred	(620)	(9,607)	(332)	(19,691)	(22,593)

Units outstanding at December 31, 2003	5,692	66,050	1,104	83,682	93,155

	Fidelity VIP Growth & Income Subaccount	Fidelity VIP Value Strategies Subaccount	Fidelity VIP Mid Cap Subaccount	MFS Investors Growth Stock Subaccount	MFS Mid Cap Growth Subaccount
Units outstanding at January 1, 2002	18,125	0	0	0	0
Units purchased	17,361	868	3,039	291	359
Units redeemed and transferred	(2,896)	255	2,435	42	37

Units outstanding at December 31, 2002	32,590	1,123	5,474	333	396
Units purchased	18,163	1,548	6,258	1,186	1,167
Units redeemed and transferred	(7,588)	250	(1,491)	(221)	(445)

Units outstanding at December 31, 2003	43,165	2,920	10,241	1,299	1,117

	MFS New Discovery Subaccount	MFS Total Return Subaccount	MFS Utilities Subaccount	MFS Value Subaccount
Units outstanding at January 1, 2002	0	0	0	0
Units purchased	201	3,805	877	5,464
Units redeemed and transferred	57	3,890	144	3,528

Units outstanding at December 31, 2002	258	7,695	1,021	8,992
Units purchased	407	7,732	915	7,486
Units redeemed and transferred	(104)	(882)	(272)	(64)

Units outstanding at December 31, 2003	561	14,544	1,664	16,413

Life Investors Variable Life Account A

Notes to Financial Statements—(Continued)

December 31, 2003

4. Financial Highlights

Effective with the 2001 annual financial statements, the Mutual Fund Account has presented the following disclosures required by AICPA Audit and Accounting Guide for Investment Companies.

Subaccount	Year Ended	Units	Unit Fair Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
Janus Aspen Growth	12/31/2003 12/31/2002	227,433 180,092	$6.11 4.67	$1,389,316 841,385	0.10 0.00%	0.75 0.75%	30.75 (27.06	% )
Janus Aspen Worldwide Growth	12/31/2003 12/31/2002	212,155 160,070	5.94 4.83	1,260,070 772,514	1.17 1.02	0.75 0.75	23.07 (26.06)
Janus Aspen Balanced	12/31/2003 12/31/2002	107,532 91,486	9.82 8.67	1,055,851 793,542	2.33 2.69	0.75 0.75	13.20 (7.14)
Janus Aspen Capital Appreciation	12/31/2003 12/31/2002	58,772 49,686	6.71 5.60	394,100 278,484	0.50 0.62	0.75 0.75	19.64 (16.30)
Janus Aspen Mid Cap Growth	12/31/2003 12/31/2002	160,933 123,270	4.17 3.11	670,637 383,074	0.00 0.00	0.75 0.75	34.10 (28.47)
AIM V.I. Capital Appreciation	12/31/2003 12/31/2002	79,105 62,531	6.34 4.93	501,764 308,531	0.00 0.00	0.75 0.75	28.56 (24.92)
AIM V.I. Government Securities	12/31/2003 12/31/2002	5,609 4,821	12.37 12.33	69,379 59,444	2.54 2.32	0.75 0.75	0.32 8.78
AIM V.I. Growth	12/31/2003 12/31/2002	118,324 90,625	4.52 3.47	534,677 314,371	0.00 0.00	0.75 0.75	30.26 (31.49)
AIM V.I. International Growth	12/31/2003 12/31/2002	32,576 30,726	6.89 5.38	224,525 165,321	0.59 0.72	0.75 0.75	28.10 (16.30)
AIM V.I. Premier Equity	12/31/2003 12/31/2002	210,845 172,591	6.40 5.15	1,348,822 889,334	0.34 0.42	0.75 0.75	24.15 (30.78)
Oppenheimer Main Street	12/31/2003 12/31/2002	115,313 85,937	8.17 6.50	942,119 558,225	0.86 0.62	0.75 0.75	25.78 (19.40)
Oppenheimer Multiple Strategies	12/31/2003 12/31/2002	30,416 24,126	11.20 9.03	340,543 217,788	2.63 2.94	0.75 0.75	24.03 (11.07)
Oppenheimer Bond	12/31/2003 12/31/2002	6,250 4,473	12.96 12.23	81,002 54,699	4.69 4.75	0.75 0.75	5.98 8.27

Life Investors Variable Life Account A

Notes to Financial Statements—(Continued)

December 31, 2003

Subaccount	Year Ended	Units	Unit Fair Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
Oppenheimer Strategic Bond	12/31/2003 12/31/2002	6,176 4,647	$13.32 11.36	$82,258 52,816	5.56 6.36%	0.75 0.75%	17.19 6.64%
Oppenheimer High Income	12/31/2003 12/31/2002	6,709 5,419	11.85 9.63	79,471 52,175	6.23 8.06	0.75 0.75	23.04 (3.12)
Oppenheimer Main Street Small Cap	12/31/2003 12/31/2002	5,692 2,536	11.31 7.89	64,358 20,007	0.00 0.00	0.75 0.75	43.29 (21.09)
Fidelity VIP Index 500	12/31/2003 12/31/2002	66,050 48,332	7.83 6.14	517,180 296,929	1.23 1.11	0.75 0.75	27.45 (22.83)
Fidelity VIP Money Market	12/31/2003 12/31/2002	1,104 953	10.82 10.80	11,950 10,291	1.00 1.61	0.75 0.75	0.25 0.94
Fidelity VIP Growth	12/31/2003 12/31/2002	83,682 66,328	6.62 5.02	554,381 333,243	0.24 0.19	0.75 0.75	31.86 (30.63)
Fidelity VIP Contrafund®	12/31/2003 12/31/2002	93,155 72,572	9.58 7.51	892,261 545,148	0.41 0.61	0.75 0.75	27.51 (10.02)
Fidelity VIP Growth & Income	12/31/2003 12/31/2002	43,165 32,590	9.12 7.42	393,736 241,975	1.01 0.99	0.75 0.75	22.85 (17.23)
Fidelity VIP Value Strategies	12/31/2003 12/31/2002	2,920 1,123	11.74 7.52	34,298 8,444	0.00 0.00	0.75 0.75	56.19 (24.81)
Fidelity VIP Mid Cap	12/31/2003 12/31/2002	10,241 5,474	11.82 8.61	121,033 47,148	0.19 0.00	0.75 0.75	37.22 (13.87)
MFS Investors Growth Stock	12/31/2003 12/31/2002	1,299 333	9.57 7.87	12,433 2,621	0.00 0.00	0.75 0.75	21.69 (21.32)
MFS Mid Cap Growth	12/31/2003 12/31/2002	1,117 396	9.67 7.13	10,806 2,822	0.00 0.00	0.75 0.75	35.59 (28.68)
MFS New Discovery	12/31/2003 12/31/2002	561 258	9.94 7.51	5,575 1,934	0.00 0.00	0.75 0.75	32.44 (24.94)
MFS Total Return	12/31/2003 12/31/2002	14,544 7,695	10.62 9.22	154,402 70,948	1.47 0.00	0.75 0.75	15.14 (7.80)
MFS Utilities	12/31/2003 12/31/2002	1,664 1,021	11.31 8.41	18,819 8,580	1.92 0.00	0.75 0.75	34.56 (15.94)

Life Investors Variable Life Account A

Notes to Financial Statements—(Continued)

December 31, 2003

Subaccount	Year Ended	Units	Unit Fair Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
MFS Value	12/31/2003 12/31/2002	16,413 8,992	$10.35 8.36	$169,837 75,174	0.15 0.00%	0.75 0.75%	23.78 (16.40	% )

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest.
**	These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded. Expense ratios for periods of less than one year have been annualized.
***	These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

5. Administrative, Mortality, and Expense Risk Charge

Charges to the Separate Account include an annual charge of 5% of the policy value during the first ten policy years and 2.5% thereafter to compensate for the distribution expenses. Life Investors also deducts an annual policy fee of $10 per month. The policy fee is deducted from the subaccount’s accumulated value. Life Investors also assesses a monthly cost of insurance charge for underwriting the death benefit of the policy. The cost of insurance charge depends on a number of variables that would cause it to vary from policy to policy and from month to month.

Life Investors deducts a daily charge for assuming certain mortality and expense risks. This charge is equal to an effective annual rate of .75% of the value of the contract owner’s individual account.

6. Income Taxes

Operations of the Separate Account form a part of Life Investors, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of Life Investors for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from Life Investors. Under existing federal income tax laws, the income of the Separate Account is not taxable to Life Investors, as long as earnings are credited under the variable life insurance contracts.

7. Dividend Distributions

Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account. Consequently, a dividend distribution by the underlying Funds does not change either the accumulation unit price or equity values within the Separate Account.

Report of Independent Auditors

The Board of Directors

Life Investors Insurance Company of America

We have audited the accompanying statutory-basis balance sheets of Life Investors Insurance Company of America (an indirect, wholly-owned subsidiary of AEGON N.V.) as of December 31, 2003 and 2002, and the related statutory-basis statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2003. Our audits also included the accompanying statutory-basis financial statement schedules required by Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with the accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Life Investors Insurance Company of America at December 31, 2003 and 2002, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2003.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Life Investors Insurance Company of America at December 31, 2003 and 2002, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2003, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related statutory-basis financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2003 Life Investors Insurance Company of America changed its accounting policy for derivative instruments.

As discussed in Note 2 to the financial statements, in 2001 Life Investors Insurance Company of America changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Insurance Division, Department of Commerce, of the State of Iowa.

/s/    ERNST & YOUNG LLP

Des Moines, Iowa

February 13, 2004

Life Investors Insurance Company of America

Balance Sheets—Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2003	2002
Admitted assets
Cash and invested assets:
Bonds	$8,309,825	$7,456,849
Preferred stocks	24,339	22,293
Common stocks:
Affiliated entities (cost: 2003—$13,251; 2002—$13,000)	—	—
Other (cost: 2003—$25,331; 2002—$27,852)	35,416	36,306
Mortgage loans on real estate	1,583,666	1,696,354
Real estate, at cost less accumulated depreciation (2003—$36,150; 2002—$32,136)
Home office properties	40,712	41,635
Investment properties	53,179	63,015
Properties held for sale	12,975	7,856
Policy loans	210,811	228,624
Cash and short-term investments	56,881	201,481
Receivable for securities	13,925	—
Short-term notes receivable from affiliates	—	77,000
Other invested assets	228,499	265,105

Total cash and invested assets	10,570,228	10,096,518

Premiums deferred and uncollected	28,000	23,727
Accrued investment income	111,763	109,259
Cash surrender value of life insurance policies	230,795	220,241
Receivable from parent, subsidiaries and affiliates	28,963	—
Federal income tax recoverable	—	5,102
Net deferred income tax asset	46,643	68,188
Reinsurance receivable	6,821	3,302
Accrued capital contribution	—	65,000
Other admitted assets	45,484	42,741
Separate account assets	11,935	7,407

Total admitted assets	$11,080,632	$10,641,485

Life Investors Insurance Company of America

Balance Sheets—Statutory Basis—(Continued)

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2003	2002
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$3,180,670	$3,062,824
Annuity	5,176,201	5,252,433
Accident and health	1,164,092	970,663
Policy and contract claim reserves:
Life	29,122	31,068
Accident and health	126,948	115,152
Liability for deposit type contracts	130,435	133,714
Other policyholders’ funds	6,051	8,563
Remittances and items not allocated	120,406	57,496
Short-term note payable to affiliate	25,000	—
Asset valuation reserve	99,641	64,851
Interest maintenance reserve	76,838	10,928
Funds held under coinsurance and other reinsurance treaties	43,670	8,140
Reinsurance in unauthorized companies	373	8,608
Payable for securities	11,838	24,782
Federal and foreign income taxes payable	17,665	—
Payable to affiliates	—	15,955
Transfers from separate accounts due or accrued	(2,630)	(1,882)
Amounts withheld or retained	69,086	78,671
Other liabilities	81,933	73,527
Separate account liabilities	11,910	7,386

Total liabilities	10,369,249	9,922,879

Capital and surplus:
Common stock, $2.48 per share par value, 1,614,315 shares authorized, 504,032 issued and outstanding	1,250	1,250
Preferred capital stock, $2.48 per share par value, 504,033 shares authorized, issued and outstanding	1,250	1,250
Surplus notes	150,000	150,000
Paid-in surplus	461,236	461,236
Unassigned surplus	97,647	104,870

Total capital and surplus	711,383	718,606

Total liabilities and capital and surplus	$11,080,632	$10,641,485

See accompanying notes.

Life Investors Insurance Company of America

Statements of Operations—Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2003	2002	2001
Revenue
Premiums and other considerations, net of reinsurance:
Life	$323,950	$355,696	$308,920
Annuity	212,739	268,398	238,201
Accident and health	483,967	501,245	515,579
Net investment income	627,918	641,149	678,212
Amortization of interest maintenance reserve	7,135	4,802	3,201
Commissions and expense allowances on reinsurance ceded	57,826	53,102	45,677
Income from fees associated with investment management, administration and contract guarantees for separate accounts	70	48	27
Reinsurance transaction—modco reserve adjustment on reinsurance ceded	1,430,918	—	—
Other income	33,561	21,203	11,408

	3,178,084	1,845,643	1,801,225
Benefits and expenses
Benefits paid or provided for:
Life and accident and health benefits	429,223	445,202	424,430
Surrender benefits	534,789	507,683	674,842
Other benefits	52,587	130,220	135,826
Increase (decrease) in aggregate reserves for policies and contracts:
Life	117,846	174,958	108,445
Annuity	(76,232)	(11,743)	(123,509)
Accident and health	193,429	146,366	122,316

	1,251,642	1,392,686	1,342,350
Insurance expenses:
Commissions	217,313	227,914	342,395
General insurance expenses	123,479	141,896	141,164
Taxes, licenses and fees	34,573	25,852	32,082
Net transfers to separate accounts	1,548	3,621	3,110
Reinsurance transaction initial consideration	1,436,498	—	—
Other expenses	31,658	10,299	14,351

	1,845,069	409,582	533,102

Total benefits and expenses	3,096,711	1,802,268	1,875,452

Gain (loss) from operations before dividends to policyholders, federal income tax expense (benefit) and net realized capital gains (losses) on investments	81,373	43,375	(74,227)
Dividends to policyholders	1,409	1,397	1,331

Gain (loss) from operations before federal income tax expense (benefit) and net realized capital gains (losses) on investments	79,964	41,978	(75,558)
Federal income tax expense (benefit)	10,480	4,831	(53,392)

Gain (loss) from operations before net realized capital gains (losses) on investments	69,484	37,147	(22,166)
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to/from interest maintenance reserve)	3,038	(102,359)	(104,955)

Net income (loss)	$72,522	$(65,212)	$(127,121)

See accompanying notes.

Life Investors Insurance Company of America

Statements of Changes in Capital and Surplus—Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Capital Stock	Surplus Notes	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2001	$2,500	$—	$—	$331,236	$245,113	$578,849
Cumulative effect of change in accounting principles	—	—	—	—	22,939	22,939
Net loss	—	—	—	—	(127,121)	(127,121)
Change in net unrealized capital gains/losses	—	—	—	—	7,382	7,382
Change in non-admitted assets	—	—	—	—	(32,180)	(32,180)
Change in asset valuation reserve	—	—	—	—	67,723	67,723
Change in surplus in separate accounts	—	—	—	—	(1)	(1)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	(1,935)	(1,935)
Dividends to stockholder	—	—	—	—	(20,000)	(20,000)
Tax benefit on stock options exercised	—	—	—	—	5,019	5,019
Capital contribution	—	—	—	65,000	—	65,000
Change in deferred income tax	—	—	—	—	40,601	40,601
Exchange of common stock for preferred stock	(1,250)	1,250	—	—	—	—

Balance at December 31, 2001	1,250	1,250	—	396,236	207,540	606,276
Net loss	—	—	—	—	(65,212)	(65,212)
Change in net unrealized capital gains/losses	—	—	—	—	(12,599)	(12,599)
Change in non-admitted assets	—	—	—	—	116,956	116,956
Change in asset valuation reserve	—	—	—	—	13,030	13,030
Change in surplus in separate accounts	—	—	—	—	(4)	(4)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	(5,762)	(5,762)
Dividends to stockholder	—	—	—	—	(60,000)	(60,000)
Capital contribution	—	—	—	65,000	—	65,000
Change in deferred income tax asset	—	—	—	—	(89,419)	(89,419)
Issuance of surplus note	—	—	150,000	—	—	150,000
Other changes	—	—	—	—	340	340

Balance at December 31, 2002	1,250	1,250	150,000	461,236	104,870	718,606
Net income	—	—	—	—	72,522	72,522
Change in net unrealized capital gains/losses	—	—	—	—	19,838	19,838
Change in non-admitted assets	—	—	—	—	24,851	24,851
Change in asset valuation reserve	—	—	—	—	(34,790)	(34,790)
Change in surplus in separate accounts	—	—	—	—	5	5
Change in liability for reinsurance in unauthorized companies	—	—	—	—	8,235	8,235
Dividends to stockholder	—	—	—	—	(70,000)	(70,000)
Change in deferred income tax asset	—	—	—	—	(43,896)	(43,896)
Reinsurance transactions	—	—	—	—	16,012	16,012

Balance at December 31, 2003	$1,250	$1,250	$150,000	$461,236	$97,647	$711,383

See accompanying notes.

Life Investors Insurance Company of America

Statements of Cash Flow—Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2003	2002	2001
Operating activities
Premiums collected, net of reinsurance	$1,015,682	$1,112,906	$1,058,746
Net investment income	653,876	648,447	681,019
Miscellaneous income	67,691	84,198	62,123
Benefit and loss related payments	(991,236)	(1,072,157)	(1,217,620)
Net transfers to separate, segregated accounts and protected cell amounts	(2,296)	(3,287)	(4,520)
Commissions, expenses paid and aggregate write-ins for deductions	(410,067)	(401,828)	(521,261)
Dividends paid to policyholders	(1,472)	(1,400)	(1,471)
Federal and foreign income taxes received	1,490	54,840	2,088

Net cash provided by operating activities	333,668	421,719	59,104

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	8,793,055	6,768,433	5,552,343
Stocks	20,569	161,966	93,225
Mortgage loans	255,500	149,355	121,735
Real estate	14,003	15,886	10,608
Other invested assets	85,248	52,851	17,693
Miscellaneous proceeds	142,745	31	1,567

Total investment proceeds	9,311,120	7,148,522	5,797,171

Cost of investments acquired:
Bonds	(9,551,817)	(7,460,154)	(5,524,182)
Stocks	(20,082)	(73,929)	(111,525)
Mortgage loans	(144,954)	(66,616)	(83,858)
Real estate	(8,541)	(12,884)	(14,236)
Other invested assets	(50,529)	(74,424)	(86,051)
Miscellaneous applications	(26,869)	(15)	(4,709)

Total cost of investments acquired	(9,802,792)	(7,688,022)	(5,824,561)
Net decrease (increase) in policy loans	17,813	(52,291)	2,555

Net cost of investments acquired	(9,784,979)	(7,740,313)	(5,822,006)

Net cash used in investing activities	(473,859)	(591,791)	(24,835)

Financing and miscellaneous activities
Surplus notes, capital notes	—	150,000	—
Capital and paid in surplus, less treasury stock	—	—	65,000
Borrowed funds received	25,000	—	—
Net deposits on deposit-type contracts and other liabilities	(8,686)	(10,446)	(10,192)
Dividends to stockholder	(70,000)	(60,000)	(20,000)
Other cash provided	49,277	101,084	32,839

Net cash provided by (used in) financing and miscellaneous activities	(4,409)	180,638	67,647

Net increase (decrease) in cash and short-term investments	(144,600)	10,566	101,916
Cash and short-term investments:
Beginning of year	201,481	190,915	88,999

End of year	$56,881	$201,481	$190,915

See accompanying notes.

Life Investors Insurance Company of America

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

December 31, 2003

1. Organization and Summary of Significant Accounting Policies

Organization

Life Investors Insurance Company of America (the Company) is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company (First AUSA), which in turn, is an indirect, wholly-owned subsidiary of AEGON USA, Inc. (AEGON). AEGON is a wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

On December 31, 2001, the Company completed a merger with Bankers United Life Assurance Company (BULAC), which was a subsidiary of the Company. The accompanying financial statements give retroactive effect as if the merger had occurred on January 1, 2001 in conformity with Statement of Statutory Accounting Principles (SSAP) No. 68. This merger was accounted for in a manner similar to the pooling of interests method of accounting and, accordingly, the historical book values carried over from BULAC to the Company. The accompanying financial information is not necessarily indicative of the results that would have been recorded had the merger actually occurred on January 1, 2001, nor is it indicative of future results.

Summarized income statement information for the Company and BULAC restated for the year ended December 31, 2001 (period prior to the merger) are as follows:

Revenues:
Company	$1,398,131
BULAC	407,094
Eliminations	(4,000)

As restated	$1,801,225

Net loss:
Company	$(108,336)
BULAC	(14,785)
Eliminations	(4,000)

As restated	$(127,121)

Financial Statements

The financial statements presented herein are prepared on a statutory basis for the Company only and, as such, the accounts of the Company’s wholly-owned subsidiary, Life Investors Alliance LLC, is not consolidated with those of the Company; rather, the subsidiary is carried at the Company’s equity in its statutory-basis net assets.

Nature of Business

The Company sells a full line of insurance products, including individual, credit and group coverages under life, annuity and accident and health policies. The Company is licensed in 49 states, the District of Columbia, and Canada. Sales of the Company’s products are primarily through the general agency system.

Life Investors Insurance Company of America

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in Thousands, Except per Share Amounts)

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of capital and surplus for those designated as available-for-sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, changes in prepayment assumptions were accounted for in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as would be required for fair value hedges.

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

Life Investors Insurance Company of America

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in Thousands, Except per Share Amounts)

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiary are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Non-admitted Assets: Certain assets designated as “non-admitted” are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Life Investors Insurance Company of America

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in Thousands, Except per Share Amounts)

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross of deferred tax assets expected to be realized within one year of the balance sheet date or 10 percent of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are non-admitted. Deferred taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not expected to be realizable.

Surplus Notes: Surplus notes are reported as capital and surplus rather than as liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of these variances have not been determined by the Company, but are presumed to be material.

Investments

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the security. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of unaffiliated companies, which may include shares of mutual funds, are reported at market and the related unrealized capital gains or losses are reported in unassigned surplus. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other “admitted assets” are valued principally at cost.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

Life Investors Insurance Company of America

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in Thousands, Except per Share Amounts)

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which is valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2003 and 2002, the Company excluded investment income due and accrued of $22,720 and $17,260, respectively, with respect to such practices.

During 2003, 2002, and 2001, net realized capital gains of $78,569, $10,081, and $11,557, respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net gains aggregated $7,135, $4,802, and $3,201 for the years ended December 31, 2003, 2002, and 2001, respectively.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its estimated realizable value, or fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

Derivative Instruments

Effective January 1, 2003, the Company adopted SSAP No. 86 “Accounting for Derivative Instruments and Hedging Activities.” In accordance with SSAP No. 86, derivative instruments that qualify for special hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. To qualify for special hedge accounting, the Company must maintain specific documentation regarding the risk management objectives of the hedge and demonstrate on an ongoing basis that the hedging relationship remains highly effective. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. This change of accounting principle had no impact on capital and surplus as of January 1, 2003.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the hedged liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

The Company may hold foreign denominated assets or liabilities and cross currency swaps are utilized to convert the asset or liability to a US denominated security. A cash payment is often exchanged at the outset of the swap contract to represent the present value of cash flows of the instrument. This payment occurs because the

Life Investors Insurance Company of America

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in Thousands, Except per Share Amounts)

derivative is being purchased between coupon periods or the rates in the swap are not at market. A single net payment is exchanged at each due date as well as at the end of the contract. Each asset or liability is hedged individually and the terms of the swap must meet the terms of the hedged instrument. These swaps meet hedge accounting rules and are carried at amortized cost, consistent with the manner in which the hedged items are carried. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

The Company issues products providing the customer a return based on the S&P and NASDAQ indices. The Company uses S&P 500 and NASDAQ 1000 futures contracts and/or options to hedge the liability option risk associated with these products. Futures are marked to market on a daily basis and a cash payment is made/received by the Company. These payments are recognized as realized gains or losses in the financial statements. Options are marked to fair value in the balance sheet and the fair value adjustment is recorded as income in the financial statements.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current interest rate environment for the future. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and amortized into earnings over the life of the future, investment asset.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset to a lower rated investment grade asset. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, the Company is required to post assets instead.

These instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

Life Investors Insurance Company of America

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in Thousands, Except per Share Amounts)

Premiums

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. These revenues are recognized when due. Premiums received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid.

Aggregate Reserves for Policies

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency, and are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Separate Account

Assets held in trust for purchases of variable universal life contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholders. The Company received variable contract premiums of $4,649, $4,984, and $4,829 in 2003, 2002, and 2001, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

Life Investors Insurance Company of America

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in Thousands, Except per Share Amounts)

Stock Option Plan and Stock Appreciation Rights Plans

Prior to 2002, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus. Beginning in 2002, AEGON N.V. offered stock appreciation rights to eligible employees which do not entitle them to the purchase of AEGON N.V. shares but provide similar financial benefits.

Reclassifications

Certain reclassifications have been made to the 2002 and 2001 financial statements to conform to the 2003 presentation.

2. Accounting Changes

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Effective January 1, 2001, the State of Iowa required that insurance companies domiciled in the State of Iowa prepare their statutory-basis financial statements in accordance with the NAIC’s Accounting Practices and Procedures Manual subject to any deviations prescribed or permitted by the State of Iowa insurance commissioner.

Accounting changes adopted to conform to the provisions of the NAIC’s Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased capital and surplus, of $22,939 as of January 1, 2001. This amount included the establishment of deferred tax assets of $22,426, the release of mortgage loan prepayment fees from the IMR of $11,973, and the elimination of the cost of collection liability of $691, offset by the release of mortgage loan origination fees of $3,512, bond writedowns of $8,239 and the establishment of a vacation accrual of $400.

Effective January 1, 2003, the Company adopted SSAP No. 86 “Accounting for Derivative Instruments and Hedging Activities.” In accordance with SSAP No. 86, derivative instruments that qualify for special hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. To qualify for special hedge accounting, the Company must maintain specific documentation regarding the risk management objectives of the hedge and demonstrate on an ongoing basis that the hedging relationship remains highly effective. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. This change of accounting principle had no impact on capital and surplus as of January 1, 2003.

3. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

Life Investors Insurance Company of America

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in Thousands, Except per Share Amounts)

Investment securities: Fair values for bonds and redeemable preferred stocks are based on quoted market prices, where available. For bonds and redeemable preferred stocks not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for common stock securities of unaffiliated entities are based on quoted market prices.

Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

Interest rate swaps: Estimated fair value of interest rate swaps are based upon the pricing differential for similar swap agreements.

Short-term notes receivable from/payable to affiliates: The fair values for short-term notes receivable from/payable to affiliates are assumed to equal their carrying value.

Separate account assets: The fair value of separate account assets are based on quoted market prices.

Investment contracts: Fair values for the Company’s liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Fair values for the Company’s insurance contracts other than investment contracts (including separate accounts universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2003		2002
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash and short-term investments	$56,881	$56,881	$201,481	$201,481
Bonds	8,309,825	8,607,952	7,456,849	7,664,155
Preferred stocks	24,339	29,056	22,293	22,891
Common stocks	35,416	35,416	36,306	36,306
Mortgage loans on real estate	1,583,666	1,785,608	1,696,354	1,943,151
Policy loans	210,811	210,811	228,624	228,624
Interest rate swaps	55	11,106	43	(1,012)
Credit default swaps	—	(149)	—	(327)
Short-term notes receivable from affiliates	—	—	77,000	77,000
Separate account assets	11,935	11,935	7,407	7,407

Liabilities
Investment contract liabilities	5,262,201	5,323,458	5,363,498	5,408,968
Short-term notes payable to affiliates	25,000	25,000	—	—

Life Investors Insurance Company of America

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in Thousands, Except per Share Amounts)

4. Investments

At December 31, 2003 and 2002, investments in affiliated entities were as follows:

	2003		2002
Affiliate	Cost	Carrying Amount	Cost	Carrying Amount
Common:
Life Investors Alliance LLC	$13,250	$—	$13,000	$—
Garnet Assurance Corp.	1	—	—	—

	$13,251	$—	$13,000	$—

During 2002, the Company sold its ownership interest in Cadet Holding Corp. to an unaffiliated entity. The Company recognized a loss of $5,038 related to this sale.

The carrying amounts and estimated fair values of investments in bonds and preferred stock were as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 months or more	Gross Unrealized Losses less than 12 months	Estimated Fair Value
December 31, 2003
Bonds:
United States Government and agencies	$250,946	$4,622	$—	$1,429	$254,139
State, municipal and other government	194,314	24,435	7,405	3,549	207,795
Public utilities	613,095	29,103	572	3,350	638,276
Industrial and miscellaneous	5,076,002	278,011	9,345	27,518	5,317,150
Mortgage and other asset-backed securities	2,175,468	41,545	18,082	8,339	2,190,592

	8,309,825	377,716	35,404	44,185	8,607,952
Preferred stocks	24,339	4,723	—	6	29,056

	$8,334,164	$382,439	$35,404	$44,191	$8,637,008

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2002
Bonds:
United States Government and agencies	$360,300	$8,672	$1,041	$367,931
State, municipal and other government	170,150	16,302	8,127	178,325
Public utilities	505,591	19,624	40,464	484,751
Industrial and miscellaneous	4,309,431	263,911	87,199	4,486,143
Mortgage and other asset-backed securities	2,111,377	72,294	36,666	2,147,005

	7,456,849	380,803	173,497	7,664,155
Preferred stocks	22,293	598	—	22,891

	$7,479,142	$381,401	$173,497	$7,687,046

Life Investors Insurance Company of America

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in Thousands, Except per Share Amounts)

The Company held bonds at December 31, 2003 with a carrying value of $8,653 and amortized cost of $9,636 that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These bonds are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

The estimated fair value of bonds with gross unrealized losses at December 31, 2003 is as follows:

	Losses 12 months or more	Losses less than 12 months	Total
December 31, 2003
Bonds:
United States Government and agencies	$—	$102,482	$102,482
State, municipal and other government	3,448	25,618	29,066
Public utilities	12,048	125,241	137,289
Industrial and miscellaneous	98,002	1,054,138	1,152,140
Mortgage and other asset-backed securities	121,740	564,921	686,661

	$235,238	$1,872,400	$2,107,638

The carrying amounts and estimated fair values of bonds at December 31, 2003, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$151,511	$154,869
Due one through five years	2,400,619	2,517,797
Due five through ten years	2,591,412	2,718,472
Due after ten years	990,815	1,026,222

	6,134,357	6,417,360
Mortgage and other asset-backed securities	2,175,468	2,190,592

	$8,309,825	$8,607,952

The Company regularly monitors industry sectors and individual debt securities for signs of impairment, including length of time and extent to which the market value of debt securities has been less than cost; industry risk factors; financial condition and near-term prospects of the issuer; and nationally recognized credit rating agency rating changes. Additionally for asset-backed securities, cash flow trends and underlying levels of collateral are monitored. A specific security is considered to be impaired when it is determined that it is probable that not all amounts due (both principal and interest) will be collected as scheduled. Consideration is also given to management’s intent and ability to hold a security until maturity or until fair value will recover.

Life Investors Insurance Company of America

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in Thousands, Except per Share Amounts)

A detail of net investment income is presented below:

	Year Ended December 31
	2003	2002	2001
Interest on bonds	$489,549	$501,659	$529,090
Dividends on equity investments	1,546	2,983	3,885
Interest on mortgage loans	138,451	139,092	142,293
Rental income on real estate	15,932	18,539	18,683
Interest on policy loans	17,335	12,486	13,777
Other investment income	5,642	7,275	10,365

Gross investment income	668,455	682,034	718,093

Less investment expenses	40,537	40,885	39,881

Net investment income	$627,918	$641,149	$678,212

Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

	Year Ended December 31
	2003	2002	2001
Proceeds	$8,793,055	$6,777,873	$5,557,806

Gross realized gains	$179,621	$98,947	$67,969
Gross realized losses	(97,447)	(163,357)	(137,207)

Net realized gains (losses)	$82,174	$(64,410)	$(69,238)

Gross realized losses for the years ended December 31, 2003 and 2002 include $40,768 and $75,195, respectively, which relate to losses recognized on other than temporary declines in market values of debt securities.

Gross unrealized gains and gross unrealized losses on equity securities, including the stock of affiliated entities, included unrealized gains of $10,092 and $8,790, and unrealized losses of $13,258 and $13,336 at December 31, 2003 and 2002, respectively. The change in net unrealized capital gains/losses on investments were as follows:

	Year Ended December 31
	2003	2002	2001
Bonds	$37,769	$(8,844)	$(5,946)
Preferred stocks	395	3,394	2,501
Common stocks	1,379	(10,852)	8,842
Mortgage loans on real estate	(685)	(166)	6
Real estate	—	5,154	322
Other invested assets	(19,020)	(1,285)	1,657

Change in unrealized	$19,838	$(12,599)	$7,382

Life Investors Insurance Company of America

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in Thousands, Except per Share Amounts)

At December 31, 2003, investments with an aggregate carrying amount of $1,130 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such state regulatory authorities, as required by statute.

Net realized capital gains (losses) on investments are summarized below:

	Year Ended December 31
	2003	2002	2001
Debt securities	$82,174	$(64,410)	$(69,238)
Short-term investments	1,031	30	1,182
Equity securities	204	(19,084)	(17,524)
Mortgage loans on real estate	(1,770)	(316)	—
Real estate	2,505	(7,589)	506
Other invested assets	8,260	(2,249)	(5,173)

	92,404	(93,618)	(90,247)

Federal income tax effect	(10,797)	1,340	(3,151)
Transfer to interest maintenance reserve	(78,569)	(10,081)	(11,557)

Net realized capital gains (losses) on investments	$3,038	$(102,359)	$(104,955)

The maximum and minimum lending rates for mortgages during 2003 were 6.35% and 3.68%, respectively. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 80%. Mortgage loans with a carrying amount of $6 were non-income producing for the previous six months. Interest of $4 related to these mortgage loans was not accrued. The Company requires all mortgage loans to carry fire insurance equal to the value of the underlying property.

No loans were foreclosed or acquired by deed and transferred to real estate during 2003, 2002 or 2001. At December 31, 2003 and 2002, the Company held a mortgage loan loss reserve in the AVR of $40,278 and $25,479, respectively. At December 31, 2003 and 2002, the mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	2003	2002		2003	2002
South Atlantic	25%	24%	Office	39%	39%
Pacific	24	22	Retail	22	23
E. North Central	15	18	Industrial	20	21
Mountain	13	14	Apartment	10	9
W. South Central	5	7	Other	5	5
Middle Atlantic	5	5	Agriculture	4	3
New England	5	4
E. South Central	4	4
W. North Central	4	2

The Company utilizes a variety of off-balance sheet financial instruments as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. Those instruments include interest rate exchange

Life Investors Insurance Company of America

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in Thousands, Except per Share Amounts)

agreements (swaps) and futures contracts, and all involve elements of credit and market risks in excess of the amounts recognized in the accompanying financial statements at a given point in time. The contract or notional amounts of those instruments reflect the extent of involvement in the various types of financial instruments.

The Company’s exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). Credit loss exposure resulting from nonperformance by a counterparty for commitments to extend credit is represented by the contractual amounts of the instruments.

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between interest rate and/or index on both legs of the swap, based upon an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A cash payment is often exchanged at the outset of the swap contract that represents the present value of cash flows of the instrument. All swap transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

At December 31, 2003 and 2002, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2003	2002
Derivative securities:
Interest rate swaps—receive fixed—pay floating	$1,490,490	$20,000
Interest rate swaps—receive floating—pay floating	3,567	6,359
Interest rate swaps—receive floating—pay fixed	11,000	14,226
Swaption—receive floating—pay fixed	3,420	—

The Company may enter into futures contracts to hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Company agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Company as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the values of the contracts are recognized as realized gains or losses. When the contracts are closed, the Company recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Company’s cost basis in the contract. The Company recognized net realized gains (losses) from futures contracts in the amount of $1,812, $(1,958), and $(1,438), for the years ended December 31, 2003, 2002, and 2001, respectively.

Life Investors Insurance Company of America

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in Thousands, Except per Share Amounts)

Open futures contracts at December 31, 2003 and 2002 are as follows:

Number of Contracts	Contract Type	Opening Market Value	Year-End Market Value
December 31, 2003:
47	S&P 500 March 2004 Futures	$12,641	$13,050

December 31, 2002:
25	S&P 500 March 2003 Futures	$5,630	$5,493

The Company’s use of futures contracts may expose the Company to certain risks. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged. Unexpected adverse price movements could cause the Company’s hedging strategy to be unsuccessful and result in losses.

The Company also utilizes credit default swaps in replication transactions. At December 31, 2003, the Company had replicated assets with a fair value of $32,117 and credit default swaps with a fair value of $(149). At December 31, 2002, the Company had replicated assets with a fair value of $10,107 and credit default swaps with a fair value of $(327). During the year ended December 31, 2003, 2002, and 2001, the Company has not recognized any capital losses related to replication transactions.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows for forecasted transactions is 19 years. If the forecasted asset purchase does not occur or is no longer highly probable of occurring, valuation at cost ceases and the forward-starting swap would be valued at its current fair value with fair value adjustments recorded in equity. For the year ended December 31, 2003, none of the Company’s cash flow hedges have been discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

5. Reinsurance

The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Reinsurance assumption and cession treaties are transacted primarily with affiliates. Premiums earned reflect the following reinsurance assumed and ceded amounts:

	Year Ended December 31
	2003	2002	2001
Direct premiums	$1,123,129	$1,129,254	$1,120,080
Reinsurance assumed	115,697	124,456	52,511
Reinsurance ceded	(218,170)	(128,371)	(109,891)

Net premiums earned	$1,020,656	$1,125,339	$1,062,700

Life Investors Insurance Company of America

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in Thousands, Except per Share Amounts)

The Company received reinsurance recoveries in the amount of $150,226, $60,686, and $49,280, during 2003, 2002, and 2001, respectively. At December 31, 2003 and 2002, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $15,220 and $9,533, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2003 and 2002 of $250,779 and $197,718, respectively.

During 2001, the Company and Veterans Life Insurance Company (Veterans), an affiliate, entered into an indemnity reinsurance agreement in which Veterans agreed to cede to the Company 100% of its in force business, except to the extent this business was previously ceded. This treaty is a 100% quota share on a modified coinsurance basis. Under this agreement, Veterans agrees to pay to the Company the quota share percentage of the gross premiums collected on the business and the Company will pay to Veterans the quota share percentage of all death, disability, withdrawal, and settlement payments. The Company will pay Veterans an expense allowance as defined in the treaty. Additionally, the Company paid Veterans a ceding commission of $132,671 at the inception of the contract. In accordance with SSAP No. 61, the effects of this transaction have been recognized in the statement of operations.

During 2003, the Company entered into an indemnity reinsurance agreement in which the Company agreed to cede the obligations and benefits related to certain fixed annuity contracts on a coinsurance and modified coinsurance basis. The Company received a ceding commission of $12,114 at the inception of the contract. In addition, the Company released the IMR liability of $5,524 related to the assets backing the ceded contracts because the future investment experience to be transferred to the assuming company will be without adjustment of the IMR that existed at the date of the initial transaction. The resulting gain from the ceding commission and the IMR release has been recorded directly to unassigned surplus on a net of tax basis. Subsequent to the initial gain, the Company has amortized $3,296 into earnings with a corresponding charge to unassigned surplus.

During 2003, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligations and benefits related to certain life insurance contracts. The difference between the consideration paid of $10,837 and the reserve credit taken of $21,154 was credited directly to unassigned surplus on a net of tax basis. Subsequent to the initial gain, the Company has amortized $794 into earnings with a corresponding charge to unassigned surplus. The Company holds collateral in the form of letters of credit.

The Company has historically been a party to various reinsurance transactions with MEGA Life and Health Insurance Co. and its affiliates (‘MEGA”) related to certain accident and health business. During 2003, the Company entered into several reinsurance transactions and novations of certain underlying policies such that all risks associated with these treaties and policies have been ceded to MEGA. No gain or loss was recognized related to these transactions.

During 2003, the Company recaptured a block of business ceded to a non-affiliated company. The recapture resulted in no consideration received by or paid to the Company. This recapture resulted in a pre-tax loss of $9,858 by the Company, which was recorded in the statement of operations. The loss was offset by the release of liability for unauthorized reinsurance and non-admitted assets related to the reinsurance treaty of $8,563, which were credited directly to unassigned surplus.

6. Accident and Health Claim Liability

Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Life Investors Insurance Company of America

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in Thousands, Except per Share Amounts)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2003
2003	$—	$312,819	$131,556	$181,263
2002 and prior	310,876	2,098	129,738	183,236

	310,876	$314,917	$261,294	364,499

Active life reserve	774,939			926,541

Total accident and health reserves	$1,085,815			$1,291,040

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2002
2002	$—	$304,548	$137,033	$167,515
2001 and prior	287,015	1,813	145,467	143,361

	287,015	$306,361	$282,500	310,876

Active life reserve	648,458			774,939

Total accident and health reserves	$935,473			$1,085,815

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2001
2001	$—	$331,078	$159,691	$171,387
2000 and prior	254,476	(3,508)	135,340	115,628

	254,476	$327,570	$295,031	287,015

Active life reserve	552,027			648,458

Total accident and health reserves	$806,503			$935,473

The Company’s unpaid claims reserve was increased by $2,098 and $1,813 for the years ended December 31, 2003 and 2002, respectively, and decreased by $3,508 for the year ended December 31, 2001, for health claims that occurred prior to those balance sheet dates. The increase/decrease in 2003, 2002 and 2001 resulted primarily from variances in the estimated frequency of claims and claim severity.

Life Investors Insurance Company of America

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in Thousands, Except per Share Amounts)

7. Income Taxes

The main components of deferred tax amounts are as follows:

	December 31
	2003	2002
Deferred income tax assets:
Deferred intercompany gains/losses	$6,122	$27,954
Depreciable personal property	2,373	3,585
Guaranty funds	2,009	2,084
Tax basis deferred acquisition costs	81,992	80,742
Reserves	99,478	93,577
Unrealized capital losses	21,517	34,847
Other	16,915	21,534

Total deferred income tax assets	$230,406	$264,323

Deferred income tax assets nonadmitted	$20,447	$42,798

Deferred income tax liabilities:
Unrealized capital gains	$153,699	$136,819
Deferred intercompany gain	2,382	13,472
Other	7,235	3,046

Total deferred income tax liabilities	$163,316	$153,337

The change in net deferred income tax assets and deferred income tax assets—nonadmitted are as follows:

	Year Ended December 31
	2003	2002	2001
Change in net deferred income tax asset	$(43,896)	$(89,419)	$40,601
Change in deferred income tax assets—nonadmitted	(22,351)	(123,802)	29,222

Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense (benefit) and net realized capital gains (losses) on investments for the following reasons:

	Year Ended December 31
	2003	2002	2001
Income tax computed at the federal statutory rate (35%)	$27,987	$14,692	$(26,445)
Deferred acquisition costs—tax basis	1,146	1,012	(1,687)
Depreciation	(807)	(80)	(6)
Dividends received deduction	(192)	(349)	(1,691)
Investment income items	(5,782)	(10,964)	(9,504)
Low income housing credits	(21,758)	(10,041)	(9,354)
Prior year under (over) accrual	3,478	3,810	(1,132)
Stock options	—	(340)	(5,019)
Tax reserve valuation	7,177	12,382	971
Other	(769)	(5,291)	475

Federal income tax expense (benefit)	$10,480	$4,831	$(53,392)

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the “policyholders’ surplus account” (PSA). No federal income taxes have been provided

Life Investors Insurance Company of America

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in Thousands, Except per Share Amounts)

for in the financial statements on income deferred in the PSA ($10,717 at December 31, 2003). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $3,751.

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income.

Income taxes incurred during 2003, 2002 and 2001 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $218,994, $1,319 and $-0-, respectively.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 1995. The examination fieldwork for 1996 and 1997 has been completed and a protest of findings has been filed with the Appeals Office of the Internal Revenue Service. An examination is underway for 1998 through 2000. The Company believes that the ultimate settlement of open tax years will not be material to the Company’s financial position.

8. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 1% of ordinary life insurance in force at December 31, 2003 and 2002.

A portion of the Company’s policy reserves and other policyholders’ funds relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2003		2002
	Amount	Percent of Total	Amount	Percent of Total
Subject to discretionary withdrawal with market value adjustment	$371,308	7%	$439,739	8%
Subject to discretionary withdrawal at book value less surrender charge	141,652	3	147,239	2
Subject to discretionary withdrawal at book value (minimal or no charges or adjustments)	4,802,812	87	4,784,691	86
Not subject to discretionary withdrawal provision	192,547	3	211,536	4

	5,508,319	100%	5,583,205	100%

Less reinsurance ceded	104,324		94,733

Total policy reserves on annuities and deposit fund liabilities	$5,403,995		$5,488,472

Life Investors Insurance Company of America

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in Thousands, Except per Share Amounts)

Reserves on the Company’s traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2003 and 2002, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

	Gross	Loading	Net
December 31, 2003
Life and annuity:
Ordinary direct first year business	$6,630	$30	$6,600
Ordinary direct renewal business	16,998	(1,961)	18,959
Group life direct business	4,631	2	4,629
Credit life direct business	(1,422)	—	(1,422)
Reinsurance ceded	(6,521)	—	(6,521)

Total life and annuity	20,316	(1,929)	22,245
Accident and health:
Direct	8,188	—	8,188
Reinsurance ceded	(2,433)	—	(2,433)

Total accident and health	5,755	—	5,755

	$26,071	$(1,929)	$28,000

December 31, 2002
Life and annuity:
Ordinary direct first year business	$5,146	$521	$4,625
Ordinary direct renewal business	13,821	(705)	14,526
Group life direct business	5,074	3	5,071
Credit life direct business	(1,345)	—	(1,345)
Reinsurance ceded	(6,091)	—	(6,091)

Total life and annuity	16,605	(181)	16,786
Accident and health:
Direct	9,247	—	9,247
Reinsurance ceded	(2,306)	—	(2,306)

Total accident and health	6,941	—	6,941

	$23,546	$(181)	$23,727

At December 31, 2003 and 2002, the Company had insurance in force aggregating $2,594,248 and $3,613,092, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $26,889 and $17,822 to cover these deficiencies at December 31, 2003 and 2002, respectively.

9. Securities Lending

The Company participates in an agent managed securities lending program. The Company receives collateral equal to 102/105 percent of the fair market value of the loaned securities as of the transaction date for domestic/international securities, respectively. The counterparty is mandated to deliver additional collateral if the

Life Investors Insurance Company of America

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in Thousands, Except per Share Amounts)

fair value of the collateral is at any time less than 102/105 percent of the fair value of the loaned securities. This additional collateral, along with the collateral already held in connection with the lending transaction, is at least equal to 102/105 percent of the fair value of the loaned securities. The program requirements restricts collateral from rehypothecation by any party involved in the transaction and has minimum limitations related to credit worthiness, duration and borrower levels. At December 31, 2003 and 2002, the value of securities loaned amounted to $3,153 and $492,179, respectively.

10. Dividend Restrictions

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2003, without the prior approval of insurance regulatory authorities, is $70,888.

The Company paid $70,000, $60,000, and $20,000, in 2003, 2002, and 2001, respectively, in cash dividends to First AUSA.

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount is to be determined based on the various risk factors related to it. At December 2003, the Company meets the RBC requirements.

11. Capital Structure

At December 31, 2002, the Company accrued $65,000 for a capital contribution receivable from its parent. This capital contribution was carried as an admitted asset based on approval from the Insurance Division, Department of Commerce, of the State of Iowa and receipt of the capital contribution prior to the filing of the annual statement, in accordance with SSAP No. 72.

During 2002, the Company received $150,000 from AEGON in exchange for surplus notes. These notes are due 20 years from the date of issuance and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, the holders of the issued and outstanding preferred stock shall be entitled to priority only with respect to accumulated but unpaid dividends before the holder of the surplus notes and full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. Additional information related to the surplus notes at December 31, 2003 is as follows:

Date Issued	Interest Rate	Original Amount of Notes	Balance Outstanding at End of Year	Interest Paid Current Year	Total Interest Paid	Accrued Interest
September 30, 2002	6.0%	$150,000	$150,000	$9,000	$9,000	$2,250

During 2001, the Company exchanged 504,033 shares of its common stock with 504,033 shares of preferred stock. The par value of the preferred stock is $2.48 per share and the liquidation value is equal to $777.73 per share. This per share liquidation value shall be adjusted proportionally to reflect any resulting increase or decrease in the number of outstanding shares of preferred stock. Holders of the preferred shares shall be entitled

Life Investors Insurance Company of America

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in Thousands, Except per Share Amounts)

to receive dividends equal to the amount of income generated from a segregated pool of assets, including cash, cash equivalents, mortgages, and debt securities and these dividends are cumulative in nature. Holders of the shares of preferred stock have no right to cause mandatory or optional redemption of the shares. At December 31, 2003, there are no unpaid cumulative dividends relating to the preferred shares.

12. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standard (SFAS) No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. Pension expense aggregated $4,814, $4,727, and $4,654, for the years ended December 31, 2003, 2002, and 2001, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Expense related to this plan was $2,787, $2,832, and $2,494, for the years ended December 31, 2003, 2002, and 2001, respectively.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $554, $569, and $692 for the years ended December 31, 2003, 2002, and 2001, respectively.

13. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2003, 2002, and 2001, the Company paid $93,945, $96,374, and $88,234, respectively, for such services, which approximates their costs to the affiliates.

The Company provides office space, marketing and administrative services to certain affiliates. During 2003, 2002, and 2001, the Company received $243,539, $217,385, and $196,439, respectively, for these services, which approximates their costs to the Company.

Payables to and receivables from affiliates bear interest at the 30-day commercial paper rate. During 2003, 2002, and 2001, the Company (received) paid net interest of $477, $496, and $(152), respectively, to affiliates.

The Company received a capital contribution of $65,000 from its parent in 2002 and 2001. In addition, the Company received a surplus note from an affiliate of $150,000 in 2002.

Life Investors Insurance Company of America

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in Thousands, Except per Share Amounts)

At December 31, 2003, the Company had net short-term notes payable to affiliates of $25,000. At December 31, 2002, the Company had net short-term notes receivable from affiliates of $77,000. Interest on these notes bear interest at the 30-day commercial paper rate at the time of issue.

During 1999, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. Premiums of $87,000 were paid to the affiliate for these policies. At December 31, 2003 and 2002, the cash surrender value of these policies was $115,208 and $110,002, respectively.

14. Commitments and Contingencies

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company has guaranteed that Transamerica Financial Life Insurance Company (formerly known as AUSA Life Insurance Company, Inc.), an affiliate, will maintain capital and surplus amounts in excess of the statutory minimum requirements of $3,000. At December 31, 2003, Transamerica Financial Life Insurance Company had capital and surplus of $626,321.

The Company has contingent commitments for $106,012 as of December 31, 2003 to provide additional funding for various joint ventures, partnerships, and limited liability companies.

At December 31, 2003, the Company has mortgage loan commitments of $40,381.

At December 31, 2003 and 2002, the net amount of securities being acquired on a TBA basis was $44,505 and $10,463, respectively.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA). Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $5,740 and $11,910 at December 31, 2003 and 2002, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $62, $(6,223), and $603, for December 31, 2003, 2002 and 2001, respectively.

15. Managing General Agents

The Company had $65,823, $32,632, and $19,756, for the years ended December 31, 2003, 2002 and 2001, respectively, of direct premiums written by managing general agents.

Life Investors Insurance Company of America

Notes to Financial Statements—Statutory Basis—(Continued)

(Dollars in Thousands, Except per Share Amounts)

16. Reconciliation of Capital and Surplus and Net Loss

The following table reconciles the net loss for the year ended December 31, 2001, as reported in the Annual Statement filed with the Insurance Division, Department of Commerce, of the State of Iowa to the amount reported in the accompanying financial statements:

Net Loss
Amounts reported in Annual Statement	$(43,562)
Elimination of dividends paid by BULAC prior to merger	(4,000)
Recognition of reinsurance transaction in the statement of operations	(79,559)

Amounts reported herein	$(127,121)

There were no such reconciling differences at December 31, 2003 and 2002 or for the years then ended.

Statutory-Basis Financial

Statement Schedules

Life Investors Insurance Company of America

Summary of Investments—Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2003

SCHEDULE I

Type of Investment	Cost(1)	Market Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States Government and government agencies and authorities	$259,769	$263,115	$259,769
States, municipalities and political subdivisions	414,664	412,992	414,664
Foreign governments	163,096	185,389	163,096
Public utilities	613,094	638,276	613,094
All other corporate bonds	6,858,175	7,107,066	6,858,175
Redeemable preferred stock	24,339	29,056	24,339

Total fixed maturities	8,333,137	8,635,894	8,333,137

Equity securities
Common stocks:
Public utilities	579	2,077	2,077
Banks, trust and insurance	424	1,817	1,817
Industrial, miscellaneous and all other	24,328	31,522	31,522

Total equity securities	25,331	35,416	35,416

Mortgage loans on real estate	1,583,666		1,583,666
Real estate	106,866		106,866
Policy loans	210,811		210,811
Other long-term investments	228,499		228,499
Cash and short-term investments	56,881		56,881

Total investments	$10,545,191		$10,555,276

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and other than temporary impairments and adjusted for amortization of premiums or accrual of discounts.

Life Investors Insurance Company of America

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*	Premiums Written
Year ended December 31, 2003
Individual life	$2,509,477	$—	$14,997	$231,862	$168,138	$267,564	$89,767
Individual health	942,149	122,905	88,005	309,993	69,026	337,085	130,245	$336,907
Group life and health	754,833	15,398	53,068	266,062	52,537	234,141	82,651	278,624
Annuity	5,176,201	—	—	212,739	338,217	412,852	1,542,406

	$9,382,660	$138,303	$156,070	$1,020,656	$627,918	$1,251,642	$1,845,069

Year ended December 31, 2002
Individual life	$2,388,360	$—	$17,144	$255,818	$167,331	$301,563	$93,461
Individual health	775,874	121,181	79,551	319,653	61,845	296,089	161,303	$336,118
Group life and health	731,780	16,292	49,525	281,470	53,413	247,309	89,797	288,071
Annuity	5,252,433	—	—	268,398	358,560	547,725	65,021

	$9,148,447	$137,473	$146,220	$1,125,339	$641,149	$1,392,686	$409,582

Year ended December 31, 2001
Individual life	$2,227,365	$—	$15,282	$225,892	$162,519	$283,179	$199,539
Individual health	644,263	123,567	70,829	304,145	54,555	261,788	144,161	$322,104
Group life and health	702,215	14,754	53,176	294,462	53,892	259,545	110,881	317,836
Annuity	5,264,175	—	—	238,201	407,246	537,838	78,521

	$8,838,018	$138,321	$139,287	$1,062,700	$678,212	$1,342,350	$533,102

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Life Investors Insurance Company of America

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2003
Life insurance in force	$47,519,399	$19,025,719	$3,980,625	$32,474,305	12%

Premiums:
Individual life	$234,468	$62,049	$59,443	$231,862	26%
Individual health	336,907	39,842	12,928	309,993	4
Group life and health	278,625	54,070	41,507	266,062	16
Annuity	273,129	62,209	1,819	212,739	1

	$1,123,129	$218,170	$115,697	$1,020,656	11%

Year ended December 31, 2002
Life insurance in force	$44,071,541	$15,364,402	$4,211,664	$32,918,803	13%

Premiums:
Individual life	$237,995	$48,820	$66,643	$255,818	26%
Individual health	336,118	29,251	12,786	319,653	4
Group life and health	288,071	49,813	43,212	281,470	15
Annuity	267,070	487	1,815	268,398	1

	$1,129,254	$128,371	$124,456	$1,125,339	11%

Year ended December 31, 2001
Life insurance in force	$42,185,576	$13,030,959	$4,379,724	$33,534,341	13%

Premiums:
Individual life	$242,756	$45,321	$28,457	$225,892	13%
Individual health	322,103	28,157	10,199	304,145	3
Group life and health	317,836	36,131	12,757	294,462	4
Annuity	237,385	282	1,098	238,201	0

	$1,120,080	$109,891	$52,511	$1,062,700	5%

PART C - OTHER INFORMATION

Item 27.	Exhibits

(a) Resolution of the Board of Directors of Life Investors establishing the separate account (1)

(b) Not Applicable

(c) Distribution of Policies

(i) Form of Broker/Dealer Supervisory and Sales Agreement (1)

(ii) Form of Principal Underwriting Agreement (1)

(d) (i) Specimen Flexible Premium Variable Life Insurance Policy (1)

(ii) Waiver of Premium Benefit (1)

(iii) Waiver of Monthly Deduction (1)

(iv) Level One-Year Term Insurance (1)

(v) Additional Insured’s Level One-Year Term Insurance (1)

(vi) Accidental Death Benefit (1)

(vii) Guaranteed Insurability Benefit (1)

(viii) Income Replacement Benefit (1)

(ix) Children’s Benefit (1)

(e) Application for Flexible Premium Variable Life Insurance Policy (1)

(f) (i) Certificate of Incorporation of Life Investors (1)

(ii) By-Laws of Life Investors (1)

(g) Reinsurance Contracts

(i) Reinsurance Treaty dated April 1, 2001 with Gerling Global Life Reinsurance Company and Amendments Thereto (4)

(ii) Reinsurance Treaty dated April 1, 2001 with The Lincoln National Life Insurance Company and Amendments Thereto (4)

(iii) Reinsurance Treaty dated April 1, 2001 with Automatic YRT Life (4)

(iv) Reinsurance Treaty dated January 1, 2000 with RGA Reinsurance Company and Amendments Thereto (4)

(v) Reinsurance Treaty dated April 1, 1999 with Business Men’s Assurance Company of America and Amendments Thereto (4)

(h) (i) Form of Participation Agreement regarding Janus Aspen Series (1)

(iii) Form of Participation Agreement regarding AIM Variable Insurance Funds, Inc. (1)

(iv) Form of Participation Agreement regarding Oppenheimer Variable Account Funds (1)

(v) Form of Participation Agreement amending Oppenheimer Variable Account Funds (2)

(vi) Form of Participation Agreement regarding Fidelity Variable Insurance Products Funds (1)

(vi) Form of Participation Agreement regarding MFS Variable Insurance Trust (2)

(i) Not Applicable

(j) Not Applicable

(k) Opinion and Consent of Thomas E. Pierpan, Esq. as to Legality of Securities Being Registered

(l) Opinion and Consent of Nik Godon as to Actuarial Matters Pertaining to the Securities Being Registered

(m) Not Applicable

(n) Other Opinions:

(i) Written Consent of Sutherland Asbill & Brennan LLP

(ii) Written Consent of Ernst & Young LLP

(o) Not Applicable

(p) Not Applicable

(q) Memorandum describing issuance, transfer and redemption procedures (2)

(r) (i) Powers of Attorney (3)

(ii) Ron F. Wagley

Larry N. Norman

Timothy F. Kneeland

(1)	This exhibit was previously filed on the Initial Registration Statement on Form S-6 Registration Statement dated December 23, 1999 (File No. 333-93567) and is incorporated herein by reference.

(2)	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form S-6 Registration Statement dated April 29, 2002 (File No. 333-93567) and is incorporated herein by reference.

(3)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form N-6 Registration Statement dated February 13, 2003 (File No. 333-93567) and is incorporated herein by reference.

(4)	This exhibit was previously filed on Post-Effective Amendment No. 5 to Form N-6 Registration Statement dated April 21, 2003 (File No. 333-93567) and is incorporated herein by reference.

Item 28.	Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Ron F. Wagley	(1)	Chairman of the Board
Timothy F. Kneeland	(2)	Director and President
Brenda K. Clancy	(2)	Director, Vice President, Chief Financial Officer and Treasurer
Larry N. Norman	(2)	Director and Executive Vice President
Diane Meiners	(2)	Director and Vice President
Arthur C. Schneider	(2)	Director, Vice President and Chief Tax Officer
Craig D. Vermie	(2)	Director, Vice President, Secretary and General Counsel

(1)	1150 South Olive Street, Los Angeles, California 90015

(2)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001

Item 29.	Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

AEGON N.V.	Netherlands	32.47% of Vereniging AEGON Netherlands Membership Association	Holding Company

AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding Company

AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding Company

AEGON Derivatives B.V.	Netherlands	100% AEGON N.V.	Holding Company

AEGON International N.V.	Netherlands	100% AEGON N.V.	Holding Company

The AEGON Trust Voting Trust Trustees: Donald J. Shepard Joseph B.M. Streppel Dennis Hersch	Delaware		Voting Trust

AEGON U.S. Holding Corporation	Delaware	225 shares of Series A Preferred Stock owned by Scottish Equitable Finance Limited	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company

JCPenney Financial & Marketing Services Group Ltd	Korea	100% AEGON DMS Holding B.V.	Marketing

JCPenney Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing

Canadian Premier Holdings Ltd	Canada	100% AEGON DMS Holding B.V.	Holding company

Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd	Holding company

Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance

Cornerstone International Holdings Ltd	United Kingdom	100% AEGON DMS Holding B.V.	Holding company

Cornerstone International Marketing Ltd	United Kingdom	100% Cornerstone International Holding Ltd.	Marketing company

Stonebridge International Insurance Ltd	United Kingdom	100% Cornerstone International Holdings, Ltd.	Insurance company

JCPenney Direct Asia Pacific Pty Ltd	Australia	100% AEGON DMS Holding B.V.	Holding company

JCPenney Direct Service Asia Pacific Pty Ltd	Australia	100% JCPenney Direct Asia Pacific Pty Ltd	Operations company

JCPenney Insurance Marketing Asia Pacific Pty Ltd	Australia	100% JCPenney Direct Asia Pacific Pty Ltd	Marketing company

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Insurance Agent

COPRA Reinsurance Company	New York	100% AEGON U.S. Holding Corporation	Reinsurance

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Insurance holding company

AEGON U.S. Corporation	Iowa	100% AEGON U.S. Holding Corporation owns 10,000 shares (75.54%); AEGON USA, Inc. owns 3,238 shares (24.46%)	Holding company

Transamerica Corporation and subsidiaries (“TAC”)	Delaware	100% AEGON NV	Major interest in insurance and finance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

AEGON USA, Inc.	Iowa	AEGON U.S. Holding Corporation; AEGON U.S. Corporation	Holding company

RCC North America, LLC	Delaware	100% AEGON USA, Inc.	Real estate

Transamerica Holding Company, LLC	Delaware	100% AEGON USA, Inc.	Holding Company

AEGON Funding Corp.	Delaware	100% Transamerica Holding Corporation LLC	Issue debt securities-net proceeds used to make loans to affiliates

First AUSA Life Insurance Company	Maryland	100% Transamerica Holding Company LLC	Insurance holding company

Transamerica Financial Life Insurance Company	New York	100% First AUSA Life Insurance Company	Insurance

Life Investors Insurance Company of America	Iowa	100% First AUSA Life Ins. Company	Insurance

Apple Partners of Iowa LLC	Iowa	58.13% Monumental Life Insurance Company; 41.87 Peoples Benefit Life Insurance Company	Apple production, packing, storage and sales

Life Investors Alliance, LLC	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities

Transamerica Life Insurance Company	Iowa	100% Transamerica Holding Company LLC	Insurance

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

Transamerica Financial Institutions, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life insurance and underwriting services

Southwest Equity Life Ins. Co.	Arizona	100% of Common Voting Stock First AUSA Life Ins. Company	Insurance

Iowa Fidelity Life Insurance Co.	Arizona	100% of Common Voting Stock First AUSA Life Ins. Company	Insurance

Western Reserve Life Assurance Co. of Ohio	Ohio	100% First AUSA Life Ins. Company	Insurance

WRL Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance Agency

WRL Insurance Agency of Alabama, Inc.	Alabama	100% WRL Insurance Agency, Inc.	Insurance Agency

WRL Insurance Agency of Massachusetts, Inc.	Massachusetts	100% WRL Insurance Agency, Inc.	Insurance Agency

WRL Insurance Agency of Nevada, Inc.	Nevada	100% WRL Insurance Agency, Inc.	Insurance Agency

WRL Insurance Agency of Wyoming	Wyoming	100% WRL Insurance Agency, Inc.	Insurance Agency

AEGON/Transamerica Series Fund, Inc.	Maryland	Various	Mutual Fund

AEGON/Transamerica Fund Advisors, Inc.	Florida	77% Western Reserve Life Assurance Co. of Ohio; 23% AUSA Holding Company	Registered investment adviser

AEGON/Transamerica Investors Services, Inc.	Florida	100% AUSA Holding Company	Shareholder services

World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group Insurance Agency of Alabama, Inc.	Alabama	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of Nevada, Inc.	Nevada	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of New Mexico, Inc.	New Mexico	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of Wyoming	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

AEGON Equity Group, Inc.	Florida	100% Western Reserve Life Assurance Co. of Ohio	Insurance Agency

WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of Alabama, Inc.	Alabama	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of Mississippi, Inc.	Mississippi	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of Wyoming, Inc.	Wyoming	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

Monumental General Casualty Co.	Maryland	100% First AUSA Life Ins. Company	Insurance

United Financial Services, Inc.	Maryland	100% First AUSA Life Ins. Company	General agency

Bankers Financial Life Ins. Co.	Arizona	100% First AUSA Life Ins. Company	Insurance

The Whitestone Corporation	Maryland	100% First AUSA Life Ins. Company	Insurance agency

Cadet Holding Corp.	Iowa	100% First AUSA Life Insurance Company	Holding company

Monumental General Life Insurance Company of Puerto Rico	Puerto Rico	51% First AUSA Life Insurance Company 49% Baldrich & Associates of Puerto Rico	Insurance

AUSA Holding Company	Maryland	100% Transamerica Holding Company, L.L.C.	Holding company

AEGON USA Investment Management, Inc.	Iowa	100% AUSA Holding Company	Investment Adviser

AEGON USA Securities, Inc.	Iowa	100% Transamerica Holding Company, L.L.C.	Broker-Dealer

Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Company.	Holding company

Trip Mate Insurance Agency, Inc.	Kansas	100% Monumental General Insurance Group, Inc.	Sale/admin. of travel insurance

Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management srvcs. to unaffiliated third party administrator

National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services

Monumental General Mass Marketing, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverages

Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer

Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator

Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Provider of automobile extended maintenance contracts

Massachusetts Fidelity Trust Co.	Iowa	100% AUSA Holding Co.	Trust company

Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies

ADB Corporation, L.L.C.	Delaware	100% Money Services, Inc.	Special purpose limited Liability company

ORBA Insurance Services, Inc.	California	40.15% Money Services, Inc.	Insurance agency

Great Companies L.L.C.	Iowa	30% Money Services, Inc.	Markets & sells mutual funds & individually managed accounts

AEGON USA Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and Conference Services

Roundit, Inc.	Maryland	50% AUSA Holding Co.	Financial services

Zahorik Company, Inc.	California	100% AUSA Holding Co.	Broker-Dealer

ZCI, Inc.	Alabama	100% Zahorik Company, Inc.	Insurance agency

Zahorik Texas, Inc.	Texas	100% Zahorik Company, Inc.	Insurance agency

Long, Miller & Associates, L.L.C.	California	33-1/3% AUSA Holding Co.	Insurance agency

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-Dealer

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer

IDEX Mutual Funds	Massachusetts	100% AEGON/Transamerica Fund Advisers, Inc.	Mutual fund

Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer

George Beram & Company, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting

Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance

CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency

Premier Solutions Group, Inc.	Maryland	100% Creditor Resources, Inc.	Insurance agency

AEGON USA Investment Management, LLC.	Iowa	100% Transamerica Holding Corporation LLC	Investment advisor

AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Co.	Provides real estate administrative and real estate investment services

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

QSC Holding, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and financial software production and sales

Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc	Information Systems for real estate investment management

Commonwealth General Corporation and subsidiaries	Delaware	100% AEGON U.S. Corporation	Holding company

Veterans Life Insurance Co.	Illinois	100% Transamerica Holding Company LLC	Insurance company

Peoples Benefit Services, Inc.	Pennsylvania	100% Veterans Life Ins. Co.	Special-purpose subsidiary

Item 30.	Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Life Investors pursuant to the foregoing provisions or otherwise, Life Investors has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Life Investors of expenses incurred or paid by a director, officer or controlling person of Life Investors in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Life Investors will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Principal Underwriter

(a)	AFSG Securities Corporation (“AFSG”) is the principal underwriter for the Policies. AFSG currently serves as principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA L, Separate Account VL A, Legacy Builder Variable Life Separate Account, Separate Account VA K, Separate Account VA P, Separate Account VA Q, Transamerica Corporate Separate Account Sixteen, Separate Account VA R and Separate Account VA S of Transamerica Life Insurance Company; the Separate Account VA QNY, Separate Account C, TFLIC Series Life Account, TFLIC Series Annuity Account and Separate Account VA-2LNY of Transamerica Financial Life Insurance Company; the Separate Account I, Separate Account II and Separate Account V of Peoples Benefit Life Insurance Company; the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B, Separate Account VA U, Separate Account VA V and WRL Series Life Corporate Account of Western Reserve Life Assurance Co. of Ohio; Separate Account VA-2L, Transamerica Occidental Life Separate Account VUL-3, Separate Account VA G, Separate Account VA H, Transamerica Occidental Life Separate Account VUL-4, Transamerica Occidental Life Separate Account VUL-5, and Transamerica Occidental Life Separate Account VUL-6 of Transamerica Occidental Life Insurance Company; and Separate Account VA-8 of Transamerica Life Insurance and Annuity Company.

(b)	Directors and Officers of AFSG

Name	Principal Business Address	Position and Offices with Underwriter
Larry N. Norman	(1)	Director and President

Anne M. Spaes	(1)	Director and Vice President

Lisa A. Wachendorf	(1)	Director, Vice President and Chief Compliance Officer

John K. Carter	(2)	Vice President

William G. Cummings	(2)	Vice President and Treasurer

Thomas R. Moriarty	(2)	Vice President

Frank A. Camp	(1)	Secretary

Priscilla I. Hechler	(2)	Assistant Vice President and Assistant Secretary

Thomas E. Pierpan	(2)	Assistant Vice President and Assistant Secretary

Darin D. Smith	(1)	Vice President and Assistant Secretary

Teresa L. Stolba	(1)	Assistant Compliance Officer

Emily Bates	(3)	Assistant Treasurer

Clifton W. Flenniken	(4)	Assistant Treasurer

Carrie F. Bekker	(2)	Assistant Vice President

(1)	4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001

(2)	570 Carillon Parkway, St. Petersburg, FL 33716-1202

(3)	400 West Market Street, Louisville, Kentucky 40202

(4)	1111 North Charles Street, Baltimore, Maryland 21201

(c)	Compensation to Principal Underwriter

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions		Commissions
AFSG Securities Corporation	0	0	$1,113,138	(1)	0
	0	0	$2,250,476	(2)	0
	0	0	$2,728,058	(3)	0

(1)	fiscal year 2003

(2)	fiscal year 2002

(3)	fiscal year 2001

Item 32.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Life Investors at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499 and 4001 44th Avenue, SW, Cedar Rapids, Iowa 52404.

Item 33.	Management Services

Not Applicable

Item 34.	Undertakings

Life Investors hereby represents that the fees and charges deducted under the Variable Protector Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Life Investors.

Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable life policies may be accepted.

Registrant furthermore agrees to include either as part of any application to purchase a Policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-6 promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 6 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on this 16th day of April, 2004.

LIFE INVESTORS VARIABLE LIFE ACCOUNT A (Registrant)

By:	/s/ RON F. WAGLEY

Ron F. Wagley*/, Chairman of the Board of Life Investors Insurance Company of America

LIFE INVESTORS INSURANCE COMPANY OF AMERICA (Depositor)

By:	/s/ RON F. WAGLEY

Ron F. Wagley*/, Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ RON F. WAGLEY Ron F. Wagley */	Chairman of the Board	April 16, 2004

/s/ CRAIG D. VERMIE Craig D. Vermie */	Director, Vice President, Secretary and General Counsel	April 16, 2004

/s/ BRENDA K. CLANCY Brenda K. Clancy */	Director, Vice President Treasurer and Chief Financial Officer	April 16, 2004

/s/ DIANE MEINERS Diane Meiners */	Director and Vice President	April 16, 2004

/s/ ARTHUR C. SCHNEIDER Arthur C. Schneider */	Director, Vice President and Chief Tax Officer	April 16, 2004

/s/ TIMOTHY F. KNEELAND Timothy F. Kneeland */	Director and President	April 16, 2004

/s/ LARRY N. NORMAN Larry N. Norman*/	Director and Executive Vice President	April 16, 2004

/s/ PRISCILLA I. HECHLER */ Signed by Priscilla I. Hechler As Attorney in Fact

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

27(k)	Opinion and Consent of Thomas E. Pierpan, Esq. as to Legality of Securities Being Registered

27(l)	Opinion and Consent of Nik Godon as to Actuarial Matters Pertaining to the Securities Being Registered

27(n)(i)	Written Consent of Sutherland Asbill & Brennan LLP

27(n)(ii)	Written Consent of Ernst & Young LLP

27(r)(ii)	Powers of Attorney Ron F. Wagley Larry N. Norman Timothy F. Kneeland